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                  [PHOTO]                                Fortis stock funds
                                                         semiannual report
                                                         FEBRUARY 28, 2001


Fortis Asset Allocation Fund
Fortis Growth & Income Fund
Fortis Value Fund
Fortis Capital Fund
Fortis Growth Fund
Fortis Capital Appreciation Fund

  CONTENTS

  LETTER TO SHAREHOLDERS                                          2

  SCHEDULE OF INVESTMENTS
     FORTIS ASSET ALLOCATION PORTFOLIO                            9
     FORTIS VALUE FUND                                           19
     FORTIS GROWTH AND INCOME FUND                               21
     FORTIS CAPITAL FUND                                         24
     FORTIS GROWTH FUND                                          27
     FORTIS CAPITAL APPRECIATION PORTFOLIO                       30

  STATEMENTS OF ASSETS AND LIABILITIES                           33

  STATEMENTS OF OPERATIONS                                       34

  STATEMENTS OF CHANGES IN NET ASSETS
     FORTIS ASSET ALLOCATION PORTFOLIO                           35
     FORTIS VALUE FUND                                           36
     FORTIS GROWTH AND INCOME FUND                               37
     FORTIS CAPITAL FUND                                         38
     FORTIS GROWTH FUND                                          39
     FORTIS CAPITAL APPRECIATION PORTFOLIO                       40

  NOTES TO FINANCIAL STATEMENTS                                  41

  DIRECTORS AND OFFICERS                                         57

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FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579, OR VISIT US ON THE WEB AT WWW.FFG.US.FORTIS.COM.

HIGHLIGHTS

FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001:

                                                 CLASS A     CLASS B     CLASS C     CLASS H     CLASS Z
                                                 --------    --------    --------    --------    --------
FORTIS ASSET ALLOCATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 18.70     $ 18.55     $ 18.45     $ 18.53     $ 18.71
  End of period..............................    $ 15.67     $ 15.53     $ 15.44     $ 15.51     $ 15.66
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.187     $ 0.137     $ 0.137     $ 0.137     $ 0.227
  From net realized gains on investments.....    $ 1.240     $ 1.240     $ 1.240     $ 1.240     $ 1.240

FORTIS VALUE FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 14.30     $ 13.94     $ 13.95     $ 13.95
  End of period..............................    $ 14.31     $ 13.88     $ 13.89     $ 13.89
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.016     $    --     $    --     $    --
  From net realized gains on investments.....    $ 1.320     $ 1.320     $ 1.320     $ 1.320

FORTIS GROWTH & INCOME FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 16.96     $ 16.82     $ 16.82     $ 16.82
  End of period..............................    $ 14.74     $ 14.59     $ 14.59     $ 14.60
DISTRIBUTIONS PER SHARE:
  From net investment income.................    $ 0.043     $    --     $    --     $    --
  From net realized gains on investments.....    $ 1.052     $ 1.052     $ 1.052     $ 1.052

FORTIS CAPITAL FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 23.85     $ 22.27     $ 22.27     $ 22.30
  End of period..............................    $ 16.73     $ 15.36     $ 15.36     $ 15.38
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 3.322     $ 3.322     $ 3.322     $ 3.322

FORTIS GROWTH FUND
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 45.45     $ 42.31     $ 42.32     $ 42.35     $ 46.35
  End of period..............................    $ 24.68     $ 22.37     $ 22.38     $ 22.40     $ 25.35
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $ 8.550     $ 8.550     $ 8.550     $ 8.550     $ 8.550

FORTIS CAPITAL APPRECIATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 60.44     $ 57.66     $ 57.71     $ 57.72
  End of period..............................    $ 24.25     $ 22.62     $ 22.64     $ 22.64
DISTRIBUTIONS PER SHARE:
  From net realized gains on investments.....    $12.990     $12.990     $12.990     $12.990

HOW TO USE THIS REPORT

For a quick overview of each fund's performance during the past year, refer to the Financial Highlights. The letters from the portfolio managers and president provide a more detailed analysis of the funds and financial markets.

The charts alongside the letters are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.

The performance charts graphically compare the funds' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

         -    FORTIS ASSET ALLOCATION FUND
              This fund merges three major categories
              of assets -- stocks, bonds and money
              markets -- into one fund to reduce risk
              and maximize return.

         -    FORTIS VALUE FUND
              This fund invests in large, established
              companies whose stocks are currently
              offered at a price fund managers
              consider low but that they expect to
              appreciate.

         -    FORTIS GROWTH & INCOME FUND
              This fund invests in some of the world's biggest, most established companies and is Fortis' most conservative large-company stock fund offering. The fund seeks both capital appreciation and income.

         -    FORTIS CAPITAL FUND
              This fund has the distinction of being
              Fortis' oldest and one of our most
              popular large-company stock fund
              offerings. The primary goal of the fund
              is long-term growth.

         -    FORTIS GROWTH FUND
              This fund has been a favorite of
              generations of Fortis investors. It
              invests in established, medium-size
              companies which fund managers believe to have the potential for above-average earnings growth.

         -    FORTIS CAPITAL APPRECIATION FUND
              Our small-company stock fund offers the
              potential for high total returns. It's
              the most volatile of the Fortis stock
              funds because investing in small
              companies generally involves more risk.

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FORTIS
Solid partners, flexible solutions -SM-

DEAR SHAREHOLDER:

For the past six months, the economy and the capital markets experienced a complete reversal of their performance in the previous half year. In September, the economy began to decelerate significantly in response to the Federal Reserve's sustained efforts to raise interest rates and slow the economy. Higher interest rates hit their target, creating concern among consumers, and choking off much discretionary spending. This culminated in very poor Christmas sales in 2000. Sharply higher energy prices and a very cold winter led to higher costs for electricity, home heating and gasoline. These increased consumer costs contributed to a slowdown in consumer spending, which in turn discouraged business and technology spending. Inventories rose rapidly in the fall of 2000, which depressed selling prices.

The economic impact early in 2001 is zero growth in the U.S. Gross Domestic Product (GDP) versus 7% GDP growth a year earlier. Weak sales and lower prices for businesses carrying inventory will probably lead to flat corporate earnings in 2001, for the first time in a decade. Investors are very concerned about uncertainty regarding their jobs, the economy and corporate earnings. This atmosphere of uncertainty has resulted in a lack of interest in buying stocks. The market is undergoing a painful and substantial re-evaluation, adjusting to the new reality. The S&P 500 Index declined almost 18% from September 2000 through February 2001, while the NASDAQ has dropped almost 50% over the same period.

In response to the sharp economic slowdown, the Fed reduced interest rates twice in January and once in March, by a total of 1.5%. It is likely that the Fed will continue its efforts at monetary stimulation through additional rate cuts. In addition, the proposed federal tax cuts should help stimulate the economy and invigorate the markets, but on a delayed basis. While it is doubtful that we'll start to see some positive impact from those efforts until late in 2001, the markets will begin to anticipate the upturn.

Because there remains a great deal of overcapacity in the technology sector, it isn't expected that investor interest will return to technology stocks for a while. Because investors are now concerned about the sustainability of earnings among technology stocks, market leadership will probably shift from technology and telecommunications to another sector. Generally, we can expect investors to pay much more attention to reasonable valuations for earnings expectations.

We expect that the market will drift more or less sideways for most of 2001, probably with an upward bias as 2002 approaches. We expect returns from equities to be in the 8-12% range, close to their historic averages. We are in a cyclical downturn and are going through a period of base-building. We must be patient, diversified, set realistic expectations, focus on the long term and allow the market to recover.

                                                                               /s/ Howard G. Hudson
       /s/ Dean C. Kopperud                /s/ Lucinda S. Mezey                  Howard G. Hudson
         Dean C. Kopperud                    Lucinda S. Mezey                     Vice President
            President                    Vice President, Equities                  Fixed Income

PORTFOLIO COMPOSITION BY SECTOR AS OF 2/28/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stock                          61.8%
Corporate Bonds-Investment Grade      15.0%
U.S. Government Securities            10.1%
Corporate Bonds-Non-Investment Grade   8.0%
Cash Equivalents/Receivables           3.1%
Asset Backed Securities                2.0%

TOP 10 HOLDINGS AS OF 2/28/2001

                                                         Percent of
Securities                                               Net Assets
-------------------------------------------------------------------
 1.  Tyco International Ltd.                                 1.9%
 2.  S & P 500 Depositary Receipt                            1.9%
 3.  HCA - The Healthcare Co.                                1.7%
 4.  Baxter International, Inc. (with rights)                1.4%
 5.  U.S. Treasury Zero Coupon Strip (6.16%) 2021            1.2%
 6.  Biovail Corp.                                           1.2%
 7.  El Paso Corp.                                           1.2%
 8.  Microsoft Corp.                                         1.1%
 9.  Exxon Mobil Corp.                                       1.1%
10.  U.S. Treasury Bond (6.125%) 2029                        1.1%

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                                   Since
                                               1 Year           5 Year           Inception
---------------------------------------------------------------------------------------------
Class B sharesDiamond                              -9.70%           +11.27%           +12.59%+
Class B sharesDiamond Diamond                     -12.59%           +11.07%           +12.59%+
Class C sharesDiamond                              -9.75%           +11.26%           +12.54%+
Class C sharesDiamond Diamond                     -10.57%           +11.26%           +12.54%+
Class H sharesDiamond                              -9.76%           +11.26%           +12.58%+
Class H sharesDiamond Diamond                     -12.65%           +11.06%           +12.58%+
Class Z shares                                     -8.91%               --             +4.89%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, H and Z) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 28, 2001.
              + Since November 14, 1994 -- Date shares were first offered to the public.
             ++ Since July 27, 1999 -- Date shares were first offered to the public.

FORTIS ASSET ALLOCATION PORTFOLIO

STOCKS, BONDS AND CASH BLENDED TO SMOOTH OUT THE MARKET'S HIGHS AND LOWS

The six-month period ended February 28, 2001, was difficult for the equity market and challenging for fixed income securities. Overall, the equity market performed poorly from September 2000 through February 2001, as it responded to weakness in corporate earnings amid a receding economy. By the end of 2000, retail sales and consumer confidence had both declined sharply. In response to the dramatic slowdown, the Federal Reserve lowered short-term rates by 1% in January.

Hit particularly hard were technology and telecommunications stocks, which didn't hold up well once investors re-focused on current valuations and earnings expectations began to erode.

For the six months ended February 28, 2001, the Asset Allocation Portfolio reported a return of -8.73% for Class A before sales charge, which compared favorably to a return of -17.83% for the S&P 500 Index. The Lehman Brothers Aggregate Bond Index reported an increase of 7.50%. A combination of the above stock and bond indices posted a decline of -7.70% for the period. The Asset Allocation fund's asset mix shifted from 60% equities, 40% bonds on September 1, 2000 to 65% equities, 35% bonds by February 28, as equities became more attractively priced toward the end of the period.

Within equities, deteriorating economic strength and eroding earnings expectations led the fund to seek defensive stocks, with relatively steady earnings growth. The fund's performance was helped by its emphasis on these defensive sectors, particularly energy, health care and utilities, and its underweighting of technology stocks. We cut back significantly on technology stocks after their peak earlier in 2000. Later in the period, we began reinvesting in consumer cyclical stocks, including retail stocks, in anticipation of an economic rebound.

On the fixed income front, fears of excess corporate bond supply and rising concerns about event risk, partly arising from asbestos liabilities, widened yield premiums (spreads) on non-Treasury securities. We responded to these attractive spreads by reducing our exposure to Treasury bonds, investing in spread products, including corporate bonds and mortgage-backed securities.

Going forward, we believe that the Federal Reserve will continue to lower short-term interest rates in an effort to restore economic growth and avoid a recession. The fund's positioning in a broad mix of securities, including non-Treasury securities and defensive stocks, stands to benefit from this scenario.

VALUE OF $10,000 INVESTED MARCH 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET ALLOCATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN

           1 YEAR   5 YEAR   10 YEAR
CLASS A*   -13.53%  +10.80%  +11.32%
CLASS A**   -9.21%  +11.88%  +11.87%

        LEHMAN BROTHERS AGGREGATE BOND INDEX***  S&P 500****  ASSET ALLOCATION PORTFOLIO CLASS A
3/1/91                                  $10,000      $10,000                              $9,525
92                                      $11,280      $11,597                             $11,356
93                                      $12,654      $12,824                             $12,149
94                                      $13,337      $13,894                             $13,628
95                                      $13,574      $14,919                             $13,931
96                                      $15,236      $20,089                             $16,673
97                                      $16,052      $25,349                             $18,666
98                                      $17,715      $34,227                             $22,808
99                                      $18,826      $40,982                             $25,866
00                                      $19,034      $45,789                             $32,199
01                                      $21,593      $42,037                             $29,232

                       Annual period ended February 28
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
****  This is an unmanaged index of 500 common stocks.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/28/2001

ADDITIONS:                      ELIMINATIONS:
AT&T Wireless Group             AT&T Corp. - Liberty Media
Dow Chemical Co.                 Corp.
Emerson Electric Co.            Clear Channel
General Mills, Inc.              Communications, Inc.
Johnson & Johnson               Corning, Inc.
Kinder Morgan, Inc.             Intel Corp.
Monsanto Co.                    JDS Uniphase Corp.
Morgan (J.P.) Chase & Co.       Marsh & McLennan
S & P 500 Depositary Receipt     Companies, Inc.
Tenet Healthcare Corp.          Morgan Stanley Dean Witter &
                                 Co.
                                Nabisco Holdings Corp.
                                 Class A
                                Qwest Communications
                                 International, Inc.
                                Siebel Systems, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 2/28/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                      35.9%
Cash Equivalents/Receivables                                9.9%
Entertainment-Data Process, Hosting and Related Services    8.4%
Finance-Depository Credit Banking                           7.9%
Petroleum and Coal-Mining Support Activities                5.9%
Professional Services-Computer Systems Design and Related   5.6%
Paper (Converted) Product Manufacturing                     5.5%
Health Care-Pharmaceutical and Medicine Manufacturing       4.7%
Health Care-General Medical and Surgical Hospitals          4.4%
Information-Wired Telecommunications Carriers               4.3%
Finance-Insurance Carriers                                  3.9%
Chemical Manufacturing-Basic Chemical Manufacturing         3.6%

TOP 10 HOLDINGS AS OF 2/28/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Citigroup, Inc.                                         4.5%
 2.  Morgan (J.P.) Chase & Co.                               3.4%
 3.  Lilly (Eli) & Co.                                       3.3%
 4.  Tenet Healthcare Corp.                                  3.2%
 5.  Fiserv, Inc.                                            3.2%
 6.  Johnson & Johnson                                       3.1%
 7.  Convergys Corp.                                         3.1%
 8.  MGIC Investment Corp.                                   3.1%
 9.  Air Products and Chemicals, Inc.                        3.1%
10.  Walt Disney Co.                                         3.0%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 2/28/2001

ADDITIONS:                      ELIMINATIONS:
Abbott Laboratories             Alcoa, Inc.
Baker Hughes, Inc.              Chase Manhattan Corp.
Bergen Brunswig Corp. Class A   Delphi Automotive Systems
Fiserv, Inc.                     Corp.
Johnson & Johnson               Edison International
Lilly (Eli) & Co.               Freddie Mac
McGraw-Hill Companies, Inc.     Honeywell International, Inc.
Pepsi Bottling Group, Inc.      International Paper Co.
Walt Disney Co.                 Sensormatic Electronics Corp.
Zebra Technologies Corp.        UnumProvident Corp.
 Class A                        USA Networks, Inc.

FORTIS VALUE FUND

QUALITY STOCKS, INEXPENSIVELY PRICED

For the six months ended February 28, 2001, the Fortis Value Fund returned 10.05%, for Class A before sales charge, while the S&P Barra Value Index returned -1.23%. The portfolio outperformed the index because of its relative underexposure to technology and telecommunications stocks, and its timely investments in undervalued stocks with accelerating earnings growth.

The fund's primary strategy is to invest in undervalued companies with accelerating growth, where we anticipate a company's growth rate to rise over time. We also seek inexpensively-valued growth. We remain focused on individual stock selection and continue to maintain broad diversification across market sectors.

The fund's better performing stocks included Affiliated Computer Services, MGIC Investment Corporation and Bergen Brunswig. Recently, we added Johnson and Johnson and Eli Lilly, which are both undervalued with attractive earnings acceleration potential, while selling some cyclical stocks such as International Paper that experienced decelerating earnings growth. We are maintaining a substantial position in oilfield services, which we believe have superior opportunities for earnings acceleration. We continue to be underweight in financial stocks, which are fairly valued and are likely to have decelerating earnings growth because of increased loan losses.

Looking ahead, we see the economic slowdown continuing for several months. We believe the health care sector continues to offer attractive investment prospects as companies that provide goods and services used in the delivery of health care enjoy relatively stable demand. Rising interest rates or slowing global growth could hurt the fund's performance. We continue to monitor the effects of interest rates and the economy on the portfolio's holdings. We remain focused on investing in undervalued companies with accelerating growth or inexpensively-valued growth. Despite a challenging environment, in which earnings are generally decelerating, we see plenty of opportunities in terms of our strategy and we are confident that this investment philosophy will provide good long-term returns to shareholders.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE FUND
AVERAGE ANNUAL TOTAL RETURN

           1 YEAR   5 YEAR   SINCE JANUARY 2, 1996@
CLASS A*   +27.04%  +14.83%                 +14.72%
CLASS A**  +33.37%  +15.95%                 +15.80%

        BARRA VALUE***  VALUE FUND CLASS A
1/2/96         $10,000              $9,525
96             $10,396              $9,687
97             $13,119             $11,955
98             $17,168             $15,173
99             $18,512             $15,242
00             $18,971             $15,224
01             $21,579             $20,305

                       Annual period ended February 28
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** The Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.
   @  Date shares were first offered to the public.

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                  Since
                                               1 Year           5 Year         Inception+
--------------------------------------------------------------------------------------------
Class B sharesDiamond                             +32.48%          +15.11%           +14.95%
Class B sharesDiamond Diamond                     +28.88%          +14.91%           +14.85%
Class C sharesDiamond                             +32.45%          +15.13%           +14.96%
Class C sharesDiamond Diamond                     +31.45%          +15.13%           +14.96%
Class H sharesDiamond                             +32.45%          +15.10%           +14.96%
Class H sharesDiamond Diamond                     +28.85%          +14.90%           +14.86%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
Diamond Without CDSC.
Diamond With CDSC. Assumes redemption on February 28, 2001.
Diamond
  +  Shares were first offered to the public January 2, 1996.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 2/28/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                       38.8%
Health Care-Pharmaceutical and Medicine Manufacturing       14.4%
Utilities-Electric Generation, Transmission and
Distribution                                                 6.9%
Finance-Insurance Carriers                                   6.5%
Finance-Depository Credit Banking                            6.1%
Cash Equivalents/Receivables                                 5.1%
Entertainment-Newspaper, Book and Periodical                 4.6%
Health Care-General Medical and Surgical Hospitals           4.0%
Petroleum and Coal-Products Manufacturing                    3.7%
Computer Manufacturing-Semiconductor, Electronic Component   3.5%
Pipeline-Transportation of Natural Gas                       3.4%
Information-Software Publishers                              3.0%

TOP 10 HOLDINGS AS OF 2/28/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Biovail Corp., Conv. 6.75%                              4.6%
 2.  Tyco International Ltd.                                 2.8%
 3.  HCA - The Healthcare Co.                                2.8%
 4.  Nasdaq 100 Shares                                       2.4%
 5.  McGraw-Hill Companies, Inc.                             2.3%
 6.  OGE Energy Corp.                                        2.2%
 7.  Baxter International, Inc. (with rights)                2.2%
 8.  Microsoft Corp.                                         2.1%
 9.  Forest Laboratories, Inc.                               2.1%
10.  MetLife, Inc.                                           2.0%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                  Since
                                               1 Year           5 Year         Inception+
--------------------------------------------------------------------------------------------
Class B sharesDiamond                              -1.38%          +10.73%           +10.68%
Class B sharesDiamond Diamond                      -4.65%          +10.48%           +10.56%
Class C sharesDiamond                              -1.38%          +10.73%           +10.68%
Class C sharesDiamond Diamond                      -2.29%          +10.73%           +10.68%
Class H sharesDiamond                              -1.31%          +10.72%           +10.69%
Class H sharesDiamond Diamond                      -4.59%          +10.48%           +10.58%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions.The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested).Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 28, 2001.
              +  Shares were first offered to the public January 2, 1996.

FORTIS GROWTH & INCOME FUND

CONSERVATIVE GROWTH WITH PERIODIC DIVIDENDS

For the six months ended February 28, 2001, the Growth & Income Fund reported a return of -6.86% for Class A before sales charge, which compared well to a return of -17.83% for the S&P 500 Index. Overall, the equity market performed poorly from September 2000 through February 2001, as it responded to weakness in corporate earnings amid a receding economy.

Because domestic stock yields are generally near their historic lows, as companies de-emphasize dividends, the fund has shifted to a slightly higher emphasis on growth, rather than search for the highest yielding stocks. However, the fund maintains a strong emphasis on more defensive types of stocks.

The fund's conservative investment style helped it to perform relatively well during a turbulent period in which stocks with high expectations for earnings growth fell sharply. We were helped by our overweight position in energy and health care, two sectors that did particularly well during this period, and by having an underweight in technology. The fund's performance was held back somewhat by the continued underperformance of telecommunications stocks such as SBC. The fund also has a high weighting in financial stocks, which performed well. Individual stocks that helped our performance included Philip Morris, Baxter International, Met Life and John Hancock.

Going forward, we are concerned that earnings expectations will be below current estimates for 2001. However, the fund is well diversified, with some concentration in areas that we foresee performing relatively well during a period of economic weakening. These include health care, energy and financial stocks, which tend to perform well in a declining interest rate environment. Overall, it is important to set realistic expectations regarding the market's performance. After several years of above-average equity market returns, it is likely that we will experience several years of more average stock market gains.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH & INCOME FUND
AVERAGE ANNUAL TOTAL RETURN

           1 YEAR  5 YEAR   SINCE JANUARY 2, 1996@
CLASS A*   -5.31%  +10.46%                 +10.46%
CLASS A**  -0.59%  +11.54%                 +11.51%

        S&P 500***  GROWTH & INCOME FUND CLASS A
1/2/96     $10,000                        $9,525
96         $10,443                        $9,677
97         $13,178                       $11,745
98         $17,792                       $14,565
99         $21,304                       $15,286
00         $23,803                       $16,806
01         $21,852                       $16,706

                       Annual period ended February 28
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.
   @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/28/2001

ADDITIONS:                           ELIMINATIONS
Dow Chemical Co.                     Corning, Inc.
Emerson Electric Co.                 Halliburton Co.
Forest Laboratories, Inc.            Intel Corp.
General Mills, Inc.                  Interpublic Group of
                                      Companies, Inc.
Golden West Financial Corp.          Marsh & McLennan Companies, Inc.
Kinder Morgan, Inc.                  MediaOne Group, Inc. Conv. 7.00%
Nasdaq 100 Shares                    Nabisco Holdings Corp. Class A
OGE Energy Corp.                     Qwest Communications
                                      International, Inc.
Phillips Petroleum Co.               Seagram Co. Ltd.
Tenet Healthcare Corp.               Walt Disney Co.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 2/28/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                       46.5%
Health Care-Pharmaceutical and Medicine Manufacturing       11.4%
Health Care-General Medical and Surgical Hospitals           5.2%
Finance-Depository Credit Banking                            4.9%
Utilities-Electric Generation, Transmission and
Distribribution                                              4.9%
Computer Manufacturing-Semiconductor, Electronic Component   4.6%
Finance-Insurance Carriers                                   4.4%
Health Care-Medical Equipment & Supplies Manufacturing       4.4%
Petroleum and Coal-Products Manufacturing                    3.9%
Pipeline-Transportation of Natural Gas                       3.9%
Information-Software Publishers                              3.5%
Cash Equivalents/Receivables                                 2.4%

TOP 10 HOLDINGS AS OF 2/28/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Tyco International Ltd.                                 3.3%
 2.  HCA - The Healthcare Co.                                3.2%
 3.  Baxter International, Inc. (with rights)                2.6%
 4.  Biovail Corp.                                           2.4%
 5.  El Paso Corp.                                           2.2%
 6.  Microsoft Corp.                                         2.1%
 7.  Tenet Healthcare Corp.                                  2.0%
 8.  Pfizer, Inc. (with rights)                              1.9%
 9.  Exxon Mobil Corp.                                       1.9%
10.  Emerson Electric Co.                                    1.9%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                   Since
                                               1 Year           5 Year          Inception+
---------------------------------------------------------------------------------------------
Class B sharesDiamond                             -19.75%           +15.22%           +15.59%
Class B sharesDiamond Diamond                     -21.98%           +15.13%           +15.59%
Class C sharesDiamond                             -19.75%           +15.24%           +15.59%
Class C sharesDiamond Diamond                     -20.41%           +15.24%           +15.59%
Class H sharesDiamond                             -19.73%           +15.24%           +15.60%
Class H sharesDiamond Diamond                     -21.96%           +15.16%           +15.60%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions.The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year fiive and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 28, 2001.
              + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS CAPITAL FUND

LONG-TERM GROWTH THROUGH LARGER, ESTABLISHED COMPANIES

The six-month period ended February 28, 2001, was a difficult one for the equity market. Overall, the market performed poorly as it responded to deterioration in corporate earnings amid a receding economy.

For the six months ended February 28, 2001, the Capital Fund reported a return of -16.94% for Class A before sales charge, which compared favorably to a return of -17.83% for the S&P 500 Index. As the economy slowed and earnings expectations eroded, the fund sought defensive stocks, with relatively steady earnings growth. The fund's performance was helped by its emphasis on these defensive sectors, particularly energy, health care and utilities, and its underweighting of technology stocks. Because we felt that the bloom had come off the rose for technology stocks earlier in 2000, we cut back significantly in that sector. Later in the period, we began reinvesting in consumer cyclical stocks, including retail stocks, in anticipation of an economic rebound.

Individual stocks that performed particularly well for the fund included HCA and Tenet Health Care in the health care sector, Kinder Morgan and El Paso Corp. in the energy sector, and Philip Morris in the consumer staples sector. Detracting from the fund's performance was an underweighting in the financial sector. Financial stocks benefited as the market began to anticipate a lowering of interest rates by the Federal Reserve.

Going forward, we are concerned that earnings expectations will be below current estimates for 2001. Risks remain in the technology sector. However, the combination of the impending tax cut and the Federal Reserve's easing of interest rates will foster a better investment environment over time. The tax cuts will be phased in over several years and it could take close to a year before the impact of interest rate reductions is fully felt. However, the market typically rebounds before the economy does, in anticipation of the economy turning upward.

VALUE OF $10,000 INVESTED MARCH 1, 1976

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CAPITAL FUND
AVERAGE ANNUAL TOTAL RETURN

           1 YEAR   5 YEAR   10 YEAR  25 YEARS
CLASS A*   -22.98%  +14.97%  +13.96%   +15.40%
CLASS A**  -19.14%  +16.09%  +14.52%   +15.63%

        S&P 500***  CAPITAL FUND CLASS A
3/1/76     $10,000                $9,525
77         $10,418                $9,529
78          $9,551                $8,845
79         $11,139               $10,712
80         $13,867               $15,385
81         $16,841               $21,298
82         $15,313               $21,776
83         $21,148               $32,703
84         $23,449               $34,085
85         $28,307               $39,704
86         $37,043               $54,043
87         $47,958               $70,770
88         $46,645               $63,074
89         $52,184               $66,583
90         $62,011               $80,576
91         $71,102               $92,772
92         $82,454              $118,299
93         $91,184              $119,402
94         $98,791              $132,833
95        $106,074              $138,307
96        $142,840              $170,616
97        $180,238              $196,543
98        $243,359              $258,460
99        $291,391              $311,704
00        $325,571              $444,991
01        $298,890              $359,821

                       Annual period ended February 28
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1990, the portfolio had a sales charge of 8.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of 500 common stocks.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/28/2001

ADDITIONS:                           ELIMINATIONS:
Dow Chemical Co.                     AT&T Corp. - Liberty Media Corp.
Emerson Electric Co.                 Clear Channel Communications, Inc.
General Mills, Inc.                  Corning, Inc.
Golden West Financial Corp.          Intel Corp.
Johnson & Johnson                    JDS Uniphase Corp.
Kinder Morgan, Inc.                  Marsh & McLennan Companies, Inc.
Monsanto Co.                         Morgan Stanley Dean Witter & Co.
Morgan (J.P.) Chase & Co.            Nabisco Holdings Corp. Class A
Phillips Petroleum Co.               Qwest Communications
Tenet Healthcare Corp.                International, Inc.
                                     Siebel Systems, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 2/28/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                         23.8%
Cash Equivalents/Receivables                                  12.6%
Health Care-Pharmaceutical and Medicine Manufacturing         12.0%
Petroleum and Coal-Mining Support Activities                  10.1%
Computer Manufacturing-Navigational, Measuring and Control
Instruments                                                    9.1%
Information-Software Publishers                                6.9%
Finance-Insurance Carriers                                     5.4%
Utilities-Electric Generation, Transmission and Distribution   4.6%
Health Care-Medical Equipment and Supplies Manufacturing       4.1%
Petroleum and Coal-Oil & Gas Extraction                        4.0%
Computer Manufacturing-Semiconductor, Electronic Component     3.7%
Professional Services-Computer Systems Design and Related      3.7%

TOP 10 HOLDINGS AS OF 2/28/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Biovail Corp.                                           3.0%
 2.  Nabors Industries, Inc.                                 2.6%
 3.  King Pharmaceuticals, Inc.                              2.4%
 4.  Calpine Corp.                                           2.4%
 5.  SunGard Data Systems, Inc. (with rights)                2.2%
 6.  CIENA Corp.                                             2.0%
 7.  L-3 Communications Holdings, Inc.                       2.0%
 8.  Biomet, Inc.                                            2.0%
 9.  National Instruments Corp.                              2.0%
10.  Waters Corp.                                            1.9%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 2/28/2001

ADDITIONS:                      ELIMINATIONS:
Allegheny Energy, Inc.          Amdocs Ltd.
Caremark Rx, Inc.               Celestica, Inc.
Devon Energy Corp.              Check Point Software
Everest Re Group Ltd.            Technologies Ltd.
Golden West Financial Corp.     Extreme Networks, Inc.
Lam Research Corp.              Intersil Holding Corp.
Ocean Energy, Inc.              Netro Corp.
ONI Systems, Corp.              SDL, Inc.
Quest Diagnostics, Inc.         Univision
Tektronix, Inc.                  Communications, Inc. Class A
                                VeriSign, Inc.
                                Young & Rubicam, Inc.

FORTIS GROWTH FUND

MEDIUM-SIZED COMPANIES POISED TO BE TOMORROW'S LEADERS

For the six months ended February 28, 2001, the Fortis Growth Fund posted a return of -29.73% for Class A before sales charge, compared with the S&P Mid Cap 400 Index, which had a return of -7.94%. This underperformance was attributable primarily to the fact that the Mid Cap Index has a significant weighting in value stocks, which materially outperformed growth stocks during this period.

On a sector basis, the fund's underperformance was attributable to its overweight position in technology stocks, which went through a massive sell off during this period as a result of earnings disappointments and eroding expectations. The fund recognized this continuing trend and took advantage of the rally in December and subsequent opportunities to aggressively sell technology holdings with weakening prospects. At the end of February, the fund had a 23% weighting in technology, down from 38% late in 2000.

The fund's performance was helped by its significant overweight in the energy sector, particularly in oil service and drilling companies. Nabors Industries, our largest holding, did particularly well. The fund also held a slight overweight in health care stocks, which have held up well. Top performers included King Pharmaceutical, Biovail and Biomet. The fund has a 6-7% weighting in utility-related stocks. Among these, Calpine has done extremely well. Recently, we've been buying insurance companies. Our weighting in financial services companies is up to 11%.

The outlook is that the market probably hasn't bottomed yet, but the Federal Reserve's ongoing interest rate cuts and the proposed federal tax cuts are likely to have a positive impact on the economy late in 2001 and into 2002. As this cyclical downturn continues for several months, we expect earnings growth to be very difficult. However, the market could begin to anticipate an economic rebound by mid-year. For now, we remain focused on defensive stocks, but we will look for opportunities to get more aggressive as we see signs of a market shift towards the second half of 2001.

VALUE OF $10,000 INVESTED MARCH 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN

           1 YEAR   5 YEAR   10 YEAR
CLASS A*   -33.94%  +14.08%  +13.90%
CLASS A**  -30.64%  +15.19%  +14.46%

        S&P 400 MIDCAP***  GROWTH FUND CLASS A
9/1/91            $10,000               $9,525
92                $12,902              $13,157
93                $13,697              $12,600
94                $15,757              $15,249
95                $16,016              $13,744
96                $20,683              $18,119
97                $24,190              $19,793
98                $33,019              $24,349
99                $33,717              $25,694
00                $44,152              $52,989
01                $48,099              $36,751

                       Annual period ended February 28
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market.

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                                           Since
                                               1 Year           5 Year                   Inception
--------------------------------------------------------------------------------------------------------------
Class B sharesDiamond                             -31.17%          +14.33%                             +16.45%+
Class B sharesDiamond Diamond                     -32.73%          +14.25%                             +16.45%+
Class C SharesDiamond                             -31.16%          +14.34%                             +16.46%+
Class C SharesDiamond Diamond                     -31.65%          +14.34%                             +16.46%+
Class H sharesDiamond                             -31.18%          +14.34%                             +16.46%+
Class H sharesDiamond Diamond                     -32.74%          +14.26%                             +16.46%+
Class Z shares                                    -30.46%          +15.96%                             +15.98%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, H and Z) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 28, 2001.
              + Since November 14, 1994 -- Date shares were first offered to the public.
             ++ Since March 1, 1996 -- Date shares were first offered to the public.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 2/28/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                                        29.1%
Cash Equivalents/Receivables                                 15.7%
Health Care-Pharmaceutical and Medicine Manufacturing        13.5%
Computer Manufacturing-Semiconductor, Electronic Component    9.6%
Finance-Depository Credit Banking                             5.2%
Information-Software Publishers                               5.2%
Education-Colleges, Universities and Professional Schools     5.1%
Health Care-Scientific Research and Development Services      4.6%
Health Care-Health and Personal Care Stores                   3.9%
Professional Services-Computer Systems Design and Related     3.0%
Health Care-Medical and Diagnostic Laboratories               2.8%
Finance-Agencies, Brokerages and Other Insurance Activities   2.3%

TOP 10 HOLDINGS AS OF 2/28/2001

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Career Education Corp.                                  3.1%
 2.  Laboratory Corporation of America Holdings              2.8%
 3.  AdvancePCS                                              2.3%
 4.  Accredo Health, Inc.                                    2.2%
 5.  Eaton Vance Corp.                                       2.2%
 6.  Invitrogen Corp.                                        2.1%
 7.  Noven Pharmaceuticals, Inc.                             2.1%
 8.  Investors Financial Services Corp.                      2.1%
 9.  Corinthian Colleges, Inc.                               2.0%
10.  Charlotte Russe Holding, Inc.                           1.9%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 2/28/2001

ADDITIONS:                      ELIMINATIONS:
AdvancePCS                      ArthroCare Corp.
Brooks Automation, Inc.         Newport Corp.
Cirrus Logic, Inc.              Art Technology Group, Inc.
Corinthian Colleges, Inc.       Adept Technology, Inc.
Dime Community Bancshares       TranSwitch Corp.
Maverick Tube Corp.             SanDisk Corp.
Performance Food Group Co.      Merix Corp.
Precise Software Solutions      AudioCodes Ltd.
 Ltd.                           Polycom, Inc.
Read-Rite Corp.                 Micrel, Inc.
Spinnaker Exploration Co.

FORTIS CAPITAL APPRECIATION PORTFOLIO

OPPORTUNITY THROUGH AMERICA'S ENTREPRENEURS

For the six months ended February 28, 2001, the Fortis Capital Appreciation Portfolio underperformed the Russell 2000 Index, which is widely used as a benchmark for small capitalization growth portfolios. The fund posted a return of -43.60% for Class A before sales charge during the period versus -11.14% for the Russell 2000 Index. The fund invests in companies with accelerating earnings growth rates and valuations between $500 million to $2 billion.

The underperformance was caused primarily by the fund's overweight position in technology stocks along with some health care (notably biotechnology) and telecommunications stocks. As an aggressive growth fund, the portfolio has limitations on how heavily it may move assets between sectors. Within these parameters, the fund gradually moved to a more defensive stance during the period in response to deteriorating economic indicators. The fund sold a number of aggressive technology stocks with declining earnings expectations, including Newport Corp., Alpha Industries, Pericom Semiconductor, and Transwitch, and purchased defensive stocks, including those in the energy sector.

Energy stocks have increased from 0% to close to 4% of the portfolio, and we are interested in adding to our energy holdings as opportunities unfold. A primary focus is natural gas companies. Energy stocks that have been added to the fund include Maverick Tube, which makes pipes for oil and gas wells, ATP Oil and Gas, and Spinnaker Exploration. Performance Food Group is another defensive stock that was added.

At the end of the period, the fund held close to 10% in cash, which helped to ease the impact of market volatility. While we are concerned about short-term market uncertainties, we have confidence in the value of the fund's holdings, companies that tend to be leaders in their markets and are expected to perform well on the next economic rebound. The prospect of the Federal Reserve lowering interest rates again provides some reason for a positive outlook, but it may take several months for the impact to reach the investment markets.

VALUE OF $10,000 INVESTED MARCH 1, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CAPITAL APPRECIATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN

           1 YEAR   5 YEAR   10 YEAR
CLASS A*   -52.35%  +12.22%  +14.93%
CLASS A**  -49.97%  +13.32%  +15.50%

        RUSSEL 2000 INDEX***  CAPITAL APPRECIATION PORTFOLIO CLASS A
3/1/91        $10,000                         $9,525
92                   $13,963                                 $13,280
93                   $15,331                                 $12,943
94                   $18,978                                 $16,279
95                   $18,997                                 $15,628
96                   $24,438                                 $21,530
97                   $27,515                                 $19,016
98                   $35,778                                 $24,109
99                   $30,771                                 $24,992
00                   $45,963                                 $80,402
01                   $38,271                                 $40,226

                        Annual period ended February 28
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 index, which represents approximately 11% of the Russell 3000 Index.

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                  Since
                                               1 Year           5 Year         Inception+
--------------------------------------------------------------------------------------------
Class B sharesDiamond                             -50.22%          +12.72%           +16.66%
Class B sharesDiamond Diamond                     -51.02%          +12.67%           +16.66%
Class C sharesDiamond                             -50.25%          +12.71%           +16.66%
Class C sharesDiamond Diamond                     -50.55%          +12.71%           +16.66%
Class H sharesDiamond                             -50.24%          +12.71%           +16.66%
Class H sharesDiamond Diamond                     -51.04%          +12.66%           +16.66%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on February 28, 2001.
              + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-61.82%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               ACCOMMODATION AND FOOD SERVICE-TRAVELER 0.27%
       16,500  Marriott International, Inc. Class A.........   $    785,644   $    704,220
                                                               ------------   ------------
               AEROSPACE PRODUCT AND PARTS
               MANUFACTURING-0.91%
       20,000  General Dynamics Corp........................      1,310,682      1,363,600
       13,400  United Technologies Corp.....................        938,603      1,043,994
                                                               ------------   ------------
                                                                  2,249,285      2,407,594
                                                               ------------   ------------
               BEVERAGE MANUFACTURING-0.45%
       25,500  PepsiCo, Inc.................................      1,171,194      1,175,040
                                                               ------------   ------------
               CHEMICAL MANUFACTURING-BASIC CHEMICAL
               MANUFACTURING 0.84%
       67,237  Dow Chemical Co..............................      2,186,071      2,206,046
                                                               ------------   ------------
               COMPUTER MANUFACTURING-COMMUNICATIONS
               EQUIPMENT-0.50%
       75,000  Ericsson (L.M.) Telephone Co. Class B ADR....        977,813        621,094
       15,000  Scientific-Atlanta, Inc......................        853,226        703,500
                                                               ------------   ------------
                                                                  1,831,039      1,324,594
                                                               ------------   ------------
               COMPUTER MANUFACTURING-COMPUTER AND
               PERIPHERAL EQUIPMENT-0.20%
       18,000  Hewlett-Packard Co...........................      1,008,822        519,300
                                                               ------------   ------------
               COMPUTER MANUFACTURING-NAVIGATIONAL,
               MEASURING AND CONTROL INSTRUMENTS-0.74%
       13,000  Agilent Technologies, Inc. (a)...............        811,123        468,000
       21,500  Applied Biosystems Group - Applera Corp......      1,186,766      1,485,650
                                                               ------------   ------------
                                                                  1,997,889      1,953,650
                                                               ------------   ------------
               COMPUTER MANUFACTURING-SEMICONDUCTOR
               ELECTRONIC COMPONENT-2.21%
       10,000  Applied Micro Circuits Corp. (a).............        873,521        267,500
       16,200  Texas Instruments, Inc.......................        924,263        478,710
       92,800  Tyco International Ltd.......................      5,011,747      5,071,520
                                                               ------------   ------------
                                                                  6,809,531      5,817,730
                                                               ------------   ------------
               COURIERS-0.30%
       14,000  United Parcel Service, Inc. Class B..........        846,734        791,420
                                                               ------------   ------------
               ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-0.64%
       39,000  Comcast Corp. Special Class A (a)............      1,743,175      1,689,187
                                                               ------------   ------------
               ENTERTAINMENT-MOTION PICTURE AND VIDEO
               INDUSTRIES-0.38%
       20,000  Viacom, Inc. Class B (a).....................        839,998        994,000
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
               DATABASE PUBLISHERS-1.05%
       30,000  McGraw-Hill Companies, Inc...................   $  1,890,820   $  1,768,800
       31,300  Reader's Digest Association, Inc. Class A....      1,017,819      1,004,417
                                                               ------------   ------------
                                                                  2,908,639      2,773,217
                                                               ------------   ------------
               FINANCE-DEPOSITORY CREDIT BANKING-3.30%
       28,500  Bank of New York Co., Inc....................      1,430,083      1,475,730
       31,800  Citigroup, Inc...............................      1,321,713      1,563,924
       47,600  Dime Bancorp, Inc............................        610,888        717,570
       31,900  Golden West Financial Corp...................      1,699,943      1,749,715
       50,690  Morgan (J.P.) Chase & Co.....................      2,386,231      2,365,195
       16,500  Wells Fargo & Co.............................        875,426        819,060
                                                               ------------   ------------
                                                                  8,324,284      8,691,194
                                                               ------------   ------------
               FINANCE-INSURANCE CARRIERS-2.72%
       55,000  ACE Ltd......................................      1,246,103      2,013,000
       10,000  AFLAC, Inc...................................        726,049        601,600
       15,300  American General Corp........................      1,178,313      1,166,472
       22,000  American International Group, Inc............      1,698,138      1,799,600
       51,700  MetLife, Inc.................................        926,633      1,594,945
                                                               ------------   ------------
                                                                  5,775,236      7,175,617
                                                               ------------   ------------
               FINANCE-NONDEPOSITORY CREDIT BANKING-0.64%
       15,000  American Express Co..........................        631,704        658,200
       13,000  Fannie Mae...................................        990,766      1,036,100
                                                               ------------   ------------
                                                                  1,622,470      1,694,300
                                                               ------------   ------------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-1.88%
       40,000  S & P 500 Depositary Receipt.................      5,202,216      4,958,000
                                                               ------------   ------------
               FINANCE-SECURITIES AND COMMODITY CONTRACTS
               AND BROKERAGE-1.04%
       28,800  Lehman Brothers Holdings, Inc................      1,701,852      1,977,120
       12,700  Merrill Lynch & Co., Inc.....................        961,156        760,730
                                                               ------------   ------------
                                                                  2,663,008      2,737,850
                                                               ------------   ------------
               FOOD MANUFACTURING-GRAIN AND OILSEED
               MILLING-0.84%
       49,600  General Mills, Inc...........................      2,069,830      2,224,560
                                                               ------------   ------------
               FURNITURE-HOUSEHOLD, INSTITUTIONAL FURNITURE,
               KITCHEN CABINETS-0.32%
       32,000  Newell Rubbermaid, Inc.......................        899,901        841,920
                                                               ------------   ------------
               HEALTH CARE-GENERAL MEDICAL AND SURGICAL
               HOSPITALS-2.81%
      113,500  HCA - The Healthcare Co......................      3,064,727      4,494,600
       63,000  Tenet Healthcare Corp. (a)...................      2,329,377      2,906,190
                                                               ------------   ------------
                                                                  5,394,104      7,400,790
                                                               ------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
               MANUFACTURING-3.72%
       41,300  Baxter International, Inc. (with rights).....   $  3,283,104   $  3,803,317
       25,800  Becton, Dickinson and Co.....................        875,951        928,284
       28,000  Johnson & Johnson............................      2,873,742      2,725,240
       46,000  Medtronic, Inc. (with rights)................      1,956,588      2,354,280
                                                               ------------   ------------
                                                                  8,989,385      9,811,121
                                                               ------------   ------------
               HEALTH CARE-OUTPATIENT CARE CENTERS-0.54%
       90,000  HealthSouth Corp. (a)........................      1,237,064      1,432,800
                                                               ------------   ------------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-6.74%
       25,000  Abbott Laboratories..........................      1,116,263      1,224,750
       41,400  ALZA Corp. (a)...............................      1,171,251      1,637,370
       45,500  American Home Products Corp..................      2,471,809      2,810,535
       13,800  Amgen, Inc. (with rights) (a)................        755,800        994,462
       70,000  Biovail Corp. (a)............................      1,804,658      3,230,500
       13,600  Forest Laboratories, Inc. (a)................        929,404        945,608
       15,000  ICN Pharmaceuticals, Inc.....................        580,042        398,400
       11,700  Merck & Co., Inc.............................      1,077,736        938,340
       65,300  Pfizer, Inc. (with rights)...................      2,438,493      2,938,500
       51,500  Pharmacia Corp. (with rights)................      2,877,840      2,662,550
                                                               ------------   ------------
                                                                 15,223,296     17,781,015
                                                               ------------   ------------
               HEALTH CARE-SCIENTIFIC RESEARCH AND
               DEVELOPMENT SERVICES-1.57%
       11,200  Genentech, Inc. (a)..........................        590,799        588,000
       28,800  IDEC Pharmaceuticals Corp. (a)...............      1,694,614      1,623,600
       60,000  Monsanto Co..................................      1,886,268      1,920,000
                                                               ------------   ------------
                                                                  4,171,681      4,131,600
                                                               ------------   ------------
               INFORMATION-OTHER INFORMATION SERVICES-0.68%
       41,000  AOL Time Warner, Inc. (a)....................      2,005,565      1,805,230
                                                               ------------   ------------
               INFORMATION-OTHER TELECOMMUNICATIONS-1.36%
          250  @Track Communications, Inc. (Warrants) (a)
                 (e)........................................          4,547            281
       99,400  AT&T Wireless Group (a)......................      2,010,774      2,088,394
       18,000  SBC Communications, Inc......................      1,015,008        858,600
       23,000  Sonus Networks, Inc. (a).....................        956,903        642,563
                                                               ------------   ------------
                                                                  3,987,232      3,589,838
                                                               ------------   ------------
               INFORMATION-SOFTWARE PUBLISHERS-1.91%
       11,500  BEA Systems, Inc. (a)........................        768,851        441,313
       51,000  Computer Associates International, Inc.......      1,734,811      1,590,690
       51,000  Microsoft Corp. (a)..........................      3,617,858      3,009,000
                                                               ------------   ------------
                                                                  6,121,520      5,041,003
                                                               ------------   ------------
               MACHINERY MANUFACTURING-INDUSTRIAL
               MACHINERY-1.09%
       43,100  Emerson Electric Co..........................      3,163,368      2,883,390
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               MANUFACTURING-MISCELLANEOUS-0.75%
       42,800  General Electric Co..........................   $  2,231,005   $  1,990,200
                                                               ------------   ------------
               MANUFACTURING-SOAP, CLEANING COMPOUND,
               TOILET-1.16%
       27,200  Colgate-Palmolive Co.........................      1,256,083      1,606,160
       20,500  Procter & Gamble Co..........................      1,608,981      1,445,250
                                                               ------------   ------------
                                                                  2,865,064      3,051,410
                                                               ------------   ------------
               OTHER SERVICES-PERSONAL SERVICES-0.55%
      110,000  Cendant Corp. (a)............................      1,518,202      1,438,800
                                                               ------------   ------------
               PAPER (CONVERTED) PRODUCT MANUFACTURING-0.84%
       12,000  Kimberly-Clark Corp..........................        808,497        858,000
       12,000  Minnesota Mining and Manufacturing Co........      1,226,771      1,353,000
                                                               ------------   ------------
                                                                  2,035,268      2,211,000
                                                               ------------   ------------
               PETROLEUM AND COAL-MINING SUPPORT
               ACTIVITIES-1.28%
       39,600  Baker Hughes, Inc............................      1,634,691      1,552,320
       28,500  Schlumberger Ltd.............................      2,082,061      1,816,875
                                                               ------------   ------------
                                                                  3,716,752      3,369,195
                                                               ------------   ------------
               PETROLEUM AND COAL-NATURAL GAS
               DISTRIBUTION-1.88%
       32,000  Enron Corp...................................      1,137,363      2,192,000
       50,000  Kinder Morgan, Inc...........................      2,302,830      2,770,000
                                                               ------------   ------------
                                                                  3,440,193      4,962,000
                                                               ------------   ------------
               PETROLEUM AND COAL-OIL AND GAS
               EXTRACTION-1.06%
       20,000  Anadarko Petroleum Corp......................      1,357,343      1,250,000
       86,000  Ocean Energy, Inc............................      1,301,471      1,548,000
                                                               ------------   ------------
                                                                  2,658,814      2,798,000
                                                               ------------   ------------
               PETROLEUM AND COAL-PRODUCTS
               MANUFACTURING-2.29%
       25,000  BP Amoco plc ADR.............................      1,263,766      1,240,000
       37,000  Exxon Mobil Corp.............................      2,993,585      2,998,850
       33,500  Phillips Petroleum Co........................      2,148,677      1,785,885
                                                               ------------   ------------
                                                                  6,406,028      6,024,735
                                                               ------------   ------------
               PIPELINE-TRANSPORTATION OF NATURAL GAS-2.04%
       49,000  Dynegy, Inc. Class A.........................        871,883      2,303,000
       43,665  El Paso Corp.................................      2,072,637      3,069,650
                                                               ------------   ------------
                                                                  2,944,520      5,372,650
                                                               ------------   ------------
               PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
               AND RELATED-2.36%
       32,000  Automatic Data Processing, Inc...............      1,770,889      1,888,000
       42,500  Cadence Design Systems, Inc. (a).............      1,196,807      1,077,375
       29,300  Electronic Data Systems Corp.................      1,752,093      1,870,219
        8,800  SunGard Data Systems, Inc. (with
                 rights) (a)................................        501,659        490,160

--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
       54,000  Unisys Corp. (a).............................   $    917,914   $    884,520
                                                               ------------   ------------
                                                                  6,139,362      6,210,274
                                                               ------------   ------------
               RETAIL-CLOTHING STORES-0.26%
       25,500  Gap, Inc.....................................        786,078        694,620
                                                               ------------   ------------
               RETAIL-DEPARTMENT STORES-0.49%
       33,000  Target Corp..................................        942,598      1,287,000
                                                               ------------   ------------
               RETAIL-HOME FURNISHINGS STORES-0.32%
       34,000  Bed Bath & Beyond, Inc. (a)..................        879,800        837,250
                                                               ------------   ------------
               RETAIL-OTHER GENERAL MERCHANDISE STORES-0.81%
       21,000  Costco Wholesale Corp. (a)...................        875,603        876,750
       25,000  Wal-Mart Stores, Inc.........................      1,003,216      1,252,250
                                                               ------------   ------------
                                                                  1,878,819      2,129,000
                                                               ------------   ------------
               TOBACCO MANUFACTURING-0.96%
       52,500  Philip Morris Companies, Inc.................      1,665,156      2,529,450
                                                               ------------   ------------
               TRANSPORTATION-AIR SCHEDULED-0.33%
       12,600  AMR Corp. (a)................................        528,599        418,950
       11,000  US Airways Group, Inc. (a)...................        494,483        454,300
                                                               ------------   ------------
                                                                  1,023,082        873,250
                                                               ------------   ------------
               TRANSPORTATION-DEEP SEA, COASTAL, GREAT LAKES
               WATER-0.35%
       27,500  Carnival Corp................................        935,245        916,850
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-3.14%
       31,000  AES Corp. (a)................................   $    839,057   $  1,673,070
       26,000  Calpine Corp. (a)............................        903,500      1,156,740
       47,400  Duke Energy Corp.............................      1,691,115      1,931,550
       27,500  NiSource, Inc................................        802,891        787,325
       40,000  Reliant Energy, Inc..........................      1,808,720      1,680,400
       34,200  Southern Co..................................      1,115,767      1,058,490
                                                               ------------   ------------
                                                                  7,161,050      8,287,575
                                                               ------------   ------------
               WASTE MANAGEMENT, ADMINISTRATIVE-SERVICES TO
               BUILDINGS AND DWELLINGS-0.31%
       19,200  Ecolab, Inc..................................        806,100        805,440
                                                               ------------   ------------
               WASTE MANAGEMENT, ADMINISTRATIVE-WASTE
               COLLECTION-0.58%
       60,800  Waste Management, Inc........................      1,518,565      1,542,496
                                                               ------------   ------------
               WHOLESALERS-GROCERY AND RELATED
               PRODUCTS-0.41%
       40,000  SYSCO Corp...................................        935,840      1,090,400
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $153,715,722   $162,977,821
                                                               ============   ============

ASSET BACKED SECURITIES-2.02%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                       Market
     Amount                                                      Rating        Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               FINANCE-CAPTIVE RETAIL-1.01%
   $1,000,000  Citibank Credit Card Master Trust I, 6.90%
                 Ser 1999-7 Class B 11-15-2006..............   A             $    986,194   $  1,037,744
   1,500,000   Standard Credit Card Master Trust, 8.45% Ser
                 1995-1 Class B 1-7-2007....................   A                1,576,870      1,613,949
                                                                             ------------   ------------
                                                                                2,563,064      2,651,693
                                                                             ------------   ------------
               FINANCE-COMMERCIAL BANKING-0.72%
   1,750,000   Mortgage Capital Funding, Inc., 7.90% Ser
                 1996-MC1 Class B 2-15-2006.................   AA+              1,760,965      1,890,595
                                                                             ------------   ------------
               FINANCE-HOME IMPROVEMENT-0.29%
     750,000   Money Store Home Improvement Trust, 7.41% Ser
                 1997-1 Class M1 5-15-2017..................   AA                 752,763        773,730
                                                                             ------------   ------------
               TOTAL ASSET BACKED SECURITIES................                 $  5,076,792   $  5,316,018
                                                                             ============   ============

CORPORATE BONDS-INVESTMENT GRADE-15.02%
--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                       Market
     Amount                                                       Rating        Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
                AEROSPACE PRODUCT AND PARTS
                MANUFACTURING-0.10%
   $  250,000   Boeing Capital Corp., 7.375% Sr Note
                  9-27-2010..................................   AA-           $    271,771   $    272,046
                                                                              ------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                       Market
     Amount                                                       Rating        Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
     BEVERAGE
    MANUFACTURING
       -0.50%
   $  250,000   Anheuser-Busch Companies, Inc., 7.55% Sr Deb
                  10-1-2030..................................   A+            $    249,975   $    279,062
      250,000   Coca-Cola Bottling Co., 6.375% Sr Deb
                  5-1-2009...................................   BBB                248,273        233,057
      250,000   Coca-Cola Enterprises, Inc., 8.50% Deb
                  2-1-2022...................................   A                  297,854        299,427
      500,000   Pepsi Bottling Group, Inc., 7.00% Sr Note Ser
                  B 3-1-2029.................................   A-                 496,672        511,821
                                                                              ------------   ------------
                                                                                 1,292,774      1,323,367
                                                                              ------------   ------------
                COMPUTER MANUFACTURING-COMMUNICATIONS
                EQUIPMENT-0.13%
      500,000   Lucent Technologies, Inc., 6.45% Global Deb
                  3-15-2029..................................   BBB-               497,367        355,821
                                                                              ------------   ------------
                COMPUTER MANUFACTURING-NAVIGATIONAL,
                MEASURING AND CONTROL INSTRUMENTS-0.45%
      500,000   Lockheed Martin Corp., 7.65% Deb 5-1-2016....   BBB-               502,593        541,793
      250,000   Northrop Grumman Corp., 7.125% Note 2-15-2011
                  (f)........................................   BBB-               249,288        256,119
      400,000   Raytheon Co., 7.20% Deb 8-15-2027............   BBB-               353,072        398,448
                                                                              ------------   ------------
                                                                                 1,104,953      1,196,360
                                                                              ------------   ------------
                COMPUTER MANUFACTURING-SEMICONDUCTOR,
                ELECTRONIC COMPONENT-0.09%
      250,000   Tyco International Group S.A., 6.875% Yankee
                  Bond 1-15-2029.............................   A-                 252,197        241,490
                                                                              ------------   ------------
                ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
                PROGRAMMING-0.29%
      250,000   Comcast Cable Communications, 8.875% Note
                  5-1-2017...................................   BBB                273,060        284,808
      500,000   Cox Communications, Inc., 6.40% Sr Note
                  8-1-2008...................................   BBB                510,289        493,073
                                                                              ------------   ------------
                                                                                   783,349        777,881
                                                                              ------------   ------------
                ENTERTAINMENT-MOTION PICTURE AND VIDEO
                INDUSTRIES-0.31%
      250,000   Clear Channel Communications, Inc., 7.65% Sr
                  Note 9-15-2010.............................   BBB-               249,180        264,394
      500,000   Viacom, Inc., 7.625% Sr Deb 1-15-2016........   A-                 540,454        551,594
                                                                              ------------   ------------
                                                                                   789,634        815,988
                                                                              ------------   ------------
                ENTERTAINMENT-RADIO AND TELEVISION
                BROADCASTING-0.09%
      250,000   AT&T Corp. Liberty Media Group, Inc., 8.25%
                  Sr Deb 2-1-2030............................   BBB-               248,015        231,665
                                                                              ------------   ------------
                FINANCE-CAPTIVE AUTO-0.34%
      500,000   Ford Motor Co., 6.375% Global Deb 2-1-2029...   A                  464,697        422,703
      500,000   General Motors Acceptance Corp., 6.15% Global
                  Note 4-5-2007..............................   A                  498,644        482,558
                                                                              ------------   ------------
                                                                                   963,341        905,261
                                                                              ------------   ------------
                FINANCE-COMMERCIAL BANKING-1.41%
      500,000   BankAmerica Corp., 6.20% Sub Note
                  2-15-2006..................................   A                  479,138        499,558
      500,000   Citigroup, Inc., 6.50% Global Note
                  1-18-2011..................................   AA-                498,632        505,253
      250,000   KeyCorp Capital II, 6.875% Bond 3-17-2029....   BBB                247,396        210,075
      500,000   Mellon Financial Co., 6.375% Sub Note
                  2-15-2010..................................   A                  501,808        495,570
      250,000   National City Corp., 6.875% Sub Note
                  5-15-2019..................................   A-                 249,580        239,522
      500,000   NBD Bancorp, 7.125% Sub Note 5-15-2007.......   A-                 495,282        522,823
      500,000   St. Paul Bancorp, Inc., 7.125% Sr Note
                  2-15-2004..................................   Baa1*              498,881        508,734
      200,000   State Street Corp., 7.65% Sub Note
                  6-15-2010..................................   A+                 217,294        218,241
      500,000   Wells Fargo Bank N.A., 6.45% Sub Note
                  2-1-2011...................................   A+                 498,273        505,959
                                                                              ------------   ------------
                                                                                 3,686,284      3,705,735
                                                                              ------------   ------------
                FINANCE-CONSUMER LENDING-0.68%
      500,000   Aristar, Inc., 7.25% Sr Note 6-15-2006.......   A-                 498,437        518,263
      750,000   CIT Group, Inc., 7.375% Global Note
                  3-15-2003..................................   A+                 749,441        773,364
      500,000   Household Finance Corp., 6.00% Global Note
                  5-1-2004...................................   A                  499,927        499,820
                                                                              ------------   ------------
                                                                                 1,747,805      1,791,447
                                                                              ------------   ------------
                FINANCE-CREDIT CARD ISSUING-0.29%
      250,000   Capital One Bank, 6.875% Sr Note 2-1-2006....   BBB-               249,110        246,925
      500,000   Providian National Bank, 6.75% Sr Note
                  3-15-2002..................................   BBB-               499,879        505,221
                                                                              ------------   ------------
                                                                                   748,989        752,146
                                                                              ------------   ------------

--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                       Market
     Amount                                                       Rating        Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
   FINANCE-DEPOSITORY
       CREDIT
    BANKING-0.28%
   $  500,000   J.P. Morgan Chase & Co., 6.75% Global Sub
                  Note 2-1-2011..............................   A+            $    497,773   $    510,796
      250,000   Republic New York Capital I, 7.75%
                  11-15-2026.................................   A-                 220,975        227,867
                                                                              ------------   ------------
                                                                                   718,748        738,663
                                                                              ------------   ------------
                FINANCE-INSURANCE CARRIERS-0.49%
      250,000   American General Corp., 6.625% Sr Note
                  2-15-2029..................................   AA-                238,530        235,420
      500,000   Prudential Insurance Co., 6.375% Sr Note
                  7-23-2006 (e)..............................   A+                 498,387        501,409
      500,000   ReliaStar Financial Corp., 8.00% Note
                  10-30-2006.................................   A+                 498,477        543,931
                                                                              ------------   ------------
                                                                                 1,235,394      1,280,760
                                                                              ------------   ------------
                FINANCE-INTERNATIONAL TRADE FINANCING-0.30%
      500,000   BSCH Issuances Ltd., 7.625% Yankee Sub Note
                  11-3-2009..................................   A                  487,791        524,807
      250,000   UBS Preferred Funding Trust I, 8.622%
                  Variable Rate Bond 10-1-2010...............   AA-                250,000        275,173
                                                                              ------------   ------------
                                                                                   737,791        799,980
                                                                              ------------   ------------
                FINANCE-SALES FINANCING-0.19%
      500,000   Textron Financial Corp., 7.125% Global Note
                  12-9-2004..................................   A-                 498,017        513,181
                                                                              ------------   ------------
                FINANCE-SECURITIES AND COMMODITY CONTRACTS
                AND BROKERAGE-0.69%
      500,000   Bear Stearns Capital Trust I, 7.00% Variable
                  Rate Note 1-15-2027........................   BBB                499,723        504,702
      500,000   Goldman Sachs Group, Inc., 6.65% Global Note
                  5-15-2009..................................   A+                 499,130        502,270
      500,000   Lehman Brothers Holdings, Inc., 7.875% Note
                  11-1-2009..................................   A                  510,058        533,370
      250,000   Morgan Stanley Dean Witter & Co., 7.75%
                  Global Note 6-15-2005......................   AA-                252,274        268,056
                                                                              ------------   ------------
                                                                                 1,761,185      1,808,398
                                                                              ------------   ------------
                FOREIGN GOVERNMENTS-0.70%
      250,000   British Columbia (Province of), 6.50% Yankee
                  Bond Ser BCUSD-2 1-15-2026.................   AA-                255,700        253,721
      250,000   Korea (Republic of), 8.875% Global Note
                  4-15-2008..................................   BBB                261,534        275,625
      500,000   Ontario (Province of), 5.50% Sr Global Note
                  10-1-2008..................................   AA                 497,613        494,499
      250,000   Poland (Republic of), 7.125% Yankee Note
                  7-1-2004...................................   BBB+               249,314        260,000
      500,000   Quebec (Province of), 7.50% Global Deb
                  9-15-2029..................................   A+                 499,006        560,230
                                                                              ------------   ------------
                                                                                 1,763,167      1,844,075
                                                                              ------------   ------------
                FOREIGN GOVERNMENTS-AGENCIES-0.10%
      250,000   Korea Development Bank, 7.125% Global Note
                  4-22-2004..................................   BBB                248,778        252,718
                                                                              ------------   ------------
                FOREIGN GOVERNMENTS-SUPRA-NATIONAL-0.51%
      250,000   Corp Andina de Fomento, 7.10% Yankee Note
                  2-1-2003...................................   A                  249,946        255,304
      500,000   Inter-American Development Bank, 7.375%
                  Global Note 1-15-2010......................   AAA                498,248        558,194
      500,000   International Bank for Reconstruction &
                  Development, 7.00% Global Note 1-27-2005...   AAA                497,949        530,994
                                                                              ------------   ------------
                                                                                 1,246,143      1,344,492
                                                                              ------------   ------------
                HEALTH CARE-OUTPATIENT CARE CENTERS-0.08%
      200,000   HealthSouth Corp., 8.50% Note 2-1-2008 (f)...   BBB-               200,000        203,000
                                                                              ------------   ------------
                HEALTH CARE-PHARMACEUTICAL AND MEDICINE
                MANUFACTURING-0.21%
      375,000   Bristol-Myers Squibb Co., 6.80% Deb
                  11-15-2026.................................   AAA                388,806        394,087
      150,000   Cardinal Health, Inc., 6.75% Note
                  2-15-2011..................................   A                  149,752        153,706
                                                                              ------------   ------------
                                                                                   538,558        547,793
                                                                              ------------   ------------
                INFORMATION-CABLE AND OTHER PROGRAM
                DISTRIBUTION-0.18%
      500,000   Time Warner, Inc., 6.875% Sr Note
                  6-15-2018..................................   BBB+               506,211        481,037
                                                                              ------------   ------------
                INFORMATION-OTHER TELECOMMUNICATIONS-0.38%
      250,000   Telecomunicaciones de Puerto Rico, 6.65% Sr
                  Sub Note 5-15-2006.........................   BBB                249,927        245,043
      750,000   WorldCom, Inc., 6.125% Note 4-15-2002........   A-                 740,337        750,107
                                                                              ------------   ------------
                                                                                   990,264        995,150
                                                                              ------------   ------------
                INFORMATION-WIRED TELECOMMUNICATIONS
                CARRIERS-1.58%
      500,000   ALLTEL Corp., 6.80% Deb 5-1-2029.............   A                  496,953        453,431
      750,000   AT&T Corp., 6.00% Note 3-15-2009.............   A                  748,503        697,066

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                       Market
     Amount                                                       Rating        Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
   $  250,000   Deutsche Telekom International Financial,
                  8.25% 6-15-2030............................   A-            $    249,431   $    251,830
      250,000   GTE Corp., 7.51% Note 4-1-2009...............   A+                 248,445        262,583
      250,000   Koninklijke KPN N.V., 8.375% Sr Note
                  10-1-2030 (f)..............................   BBB+               242,966        230,086
      250,000   Sprint Capital Corp, 7.625% 1-30-2011........   BBB+               248,403        249,707
      250,000   Sprint Capital Corp., 6.875% Sr Note
                  11-15-2028.................................   BBB+               204,164        210,545
      500,000   Telefonica Europe BV, 7.35% Global Note
                  9-15-2005..................................   A+                 499,820        517,414
      750,000   US West Communications, 7.20% Note
                  11-1-2004..................................   BBB+               749,701        766,779
      250,000   Verizon Global Funding Corp., 7.25% Note
                  12-1-2010 (f)..............................   A+                 264,407        261,705
      250,000   Verizon Global Funding Corp., 7.75% Bond
                  12-1-2030 (f)..............................   A+                 268,882        264,775
                                                                              ------------   ------------
                                                                                 4,221,675      4,165,921
                                                                              ------------   ------------
                INFORMATION-WIRELESS TELECOMMUNICATIONS
                CARRIERS-0.30%
      250,000   AirTouch Communications, Inc., 6.65%
                  5-1-2008...................................   A                  253,547        250,542
      500,000   Vodafone Group plc, 7.875% Yankee Bond Ser B
                  2-15-2030..................................   A                  547,369        532,525
                                                                              ------------   ------------
                                                                                   800,916        783,067
                                                                              ------------   ------------
                MANUFACTURING-MOTOR VEHICLE-0.29%
      500,000   DaimlerChrysler N.A. Holdings Corp., 7.40%
                  Global Note 1-20-2005......................   A                  499,701        506,799
      250,000   DaimlerChrysler N.A. Holdings Corp., 7.75%
                  Global Note 1-18-2011......................   A                  248,405        249,484
                                                                              ------------   ------------
                                                                                   748,106        756,283
                                                                              ------------   ------------
                MANUFACTURING-MOTOR VEHICLE PARTS-0.19%
      500,000   TRW, Inc., 6.50% Sr Note 6-1-2002............   BBB                497,620        495,592
                                                                              ------------   ------------
                MANUFACTURING-SOAP, CLEANING COMPOUND,
                TOILET-0.10%
      250,000   Proctor & Gamble Co., 6.875% Global Bond
                  9-15-2009..................................   AA                 251,034        267,073
                                                                              ------------   ------------
                PETROLEUM AND COAL-NATURAL GAS
                DISTRIBUTION-0.11%
      300,000   Williams Companies, Inc., 7.50% Bond
                  1-15-2031 (f)..............................   BBB-               302,107        303,200
                                                                              ------------   ------------
                PETROLEUM AND COAL-OIL AND GAS
                EXTRACTION-0.19%
      500,000   Conoco, Inc., 6.95% Sr Note 4-15-2029........   A-                 467,446        503,335
                                                                              ------------   ------------
                PETROLEUM AND COAL-PRODUCTS
                MANUFACTURING-0.32%
      500,000   Texaco Capital, Inc., 8.625% Deb 6-30-2010...   A+                 547,812        583,638
      250,000   Valero Energy Corp., 8.375% Note 6-15-2005...   BBB-               268,814        270,398
                                                                              ------------   ------------
                                                                                   816,626        854,036
                                                                              ------------   ------------
                PIPELINE-TRANSPORTATION OF NATURAL GAS-0.76%
      500,000   CMS Panhandle Holding Co., 7.00% Sr Note
                  7-15-2029..................................   BBB-               495,810        439,383
      250,000   El Paso Energy Corp., 8.05% Note
                  10-15-2030.................................   BBB                273,639        270,979
      250,000   Enron Corp., 7.375% Bond 5-15-2019...........   BBB+               256,644        253,959
      600,000   PG&E Gas Transmission, 7.10% Sr Note
                  6-1-2005...................................   A-                 589,879        544,090
      250,000   Tennessee Gas Pipeline Co., 7.50% Deb
                  4-1-2017...................................   BBB+               246,399        253,544
      250,000   Trans-Canada Pipelines Ltd., 6.49% Yankee
                  Note 1-21-2009.............................   A-                 251,507        248,973
                                                                              ------------   ------------
                                                                                 2,113,878      2,010,928
                                                                              ------------   ------------
                RECREATION-GAMBLING INDUSTRIES-0.20%
      500,000   Park Place Entertainment Corp., 8.50% Sr Note
                  11-15-2006.................................   BBB-               495,796        520,276
                                                                              ------------   ------------
                RETAIL-DEPARTMENT STORES-0.09%
      250,000   Federated Department Stores, Inc., 6.30% Note
                  4-1-2009...................................   BBB+               249,419        241,270
                                                                              ------------   ------------
                RETAIL-GROCERY STORES-0.09%
      250,000   Safeway, Inc., 7.25% Sr Deb 2-1-2031.........   BBB                249,363        248,682
                                                                              ------------   ------------
                RETAIL-OTHER GENERAL MERCHANDISE STORES-0.10%
      250,000   Wal-Mart Stores, Inc., 6.875% Note
                  8-1-2002...................................   AA                 249,924        255,762
                                                                              ------------   ------------
                TRANSPORTATION-RAIL-0.39%
      750,000   CSX Corp., 7.90% Sr Deb 5-1-2017.............   BBB                733,038        770,721
      250,000   Norfolk Southern Corp., 6.75% Sr Note
                  2-15-2011..................................   BBB                249,420        246,689
                                                                              ------------   ------------
                                                                                   982,458      1,017,410
                                                                              ------------   ------------

--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                       Market
     Amount                                                       Rating        Cost (b)      Value (c)
   -----------                                                  -----------   ------------   ------------
   UTILITIES-ELECTRIC
   GENERATION,
    TRANSMISSION
          AND
    DISTRIBUTION-1.01%
   $  500,000   Alabama Power Co., 7.125% Sr Note Ser L
                  10-1-2007..................................   A             $    498,474   $    519,456
      500,000   Detroit Edison Co., 7.50% First Mtg Ser A
                  2-1-2005...................................   A-                 499,354        522,043
      500,000   Duke Energy Corp., 6.00% Sr Note Ser A
                  12-1-2028..................................   A+                 488,390        430,424
      500,000   Madison Gas & Electric Co., 6.02% Sr Note
                  9-15-2008..................................   AA-                500,000        481,585
      189,024   Niagara Mohawk Power Co., 7.625% Sr Note Ser
                  F 10-1-2005................................   BBB-               185,635        198,698
      500,000   TXU Electric Capital V, 8.175% 1-30-2037.....   BBB-               500,000        503,770
                                                                              ------------   ------------
                                                                                 2,671,853      2,655,976
                                                                              ------------   ------------
                WASTE MANAGEMENT, ADMINISTRATIVE-WASTE
                COLLECTION-0.10%
      250,000   Waste Management, Inc., 7.375% Sr Note
                  8-1-2010...................................   BBB                248,987        251,185
                                                                              ------------   ------------
                WHOLESALERS-GROCERY AND RELATED
                PRODUCTS-0.09%
      250,000   Sysco Corp., 6.50% Sr Deb 8-1-2028...........   AA-                251,220        240,543
                                                                              ------------   ------------
                WHOLESALERS-LUMBER AND OTHER CONSTRUCTION
                MATERIALS-0.32%
      250,000   Abitibi Consolidated, Inc., 8.85% Deb
                  8-1-2030...................................   BBB-               266,638        261,913
      600,000   Georgia-Pacific Group, 9.625% Deb
                  3-15-2022..................................   BBB-               616,932        594,028
                                                                              ------------   ------------
                                                                                   883,570        855,941
                                                                              ------------   ------------
                TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                 $ 39,332,733   $ 39,604,934
                                                                              ============   ============

CORPORATE BONDS-NON-INVESTMENT GRADE-8.00%
--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                      Market
     Amount                                                       Rating       Cost (b)      Value (c)
   -----------                                                  -----------   -----------   ------------
                CHEMICAL MANUFACTURING-BASIC CHEMICAL
                MANUFACTURING-0.19%
   $  500,000   Lyondell Chemical Co., 9.875% Sr Sub Note Ser
                  B 5-1-2007.................................   BB            $  500,000    $    516,250
                                                                              -----------   ------------
                COMPUTER MANUFACTURING-SEMICONDUCTOR,
                ELECTRONIC COMPONENT-0.19%
      500,000   Fairchild Semiconductor Corp., 10.375% Sr Sub
                  Note 10-1-2007.............................   B                506,985         498,750
                                                                              -----------   ------------
                CONSTRUCTION-RESIDENTIAL BUILDING-0.19%
      500,000   KB Home, 9.50% Sr Sub Note 2-15-2011.........   BB-              500,000         498,750
                                                                              -----------   ------------
                ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
                PROGRAMMING-0.45%
      125,000   Adelphia Communications Corp., 10.875% Sr
                  Note 10-1-2010.............................   B+               119,130         131,562
      500,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                  5-15-2016..................................   BB-              506,847         560,000
      500,000   eKabel Hessen GMBH, 14.50% Sr Note 9-1-2010
                  (e)........................................   B-               493,617         502,500
                                                                              -----------   ------------
                                                                               1,119,594       1,194,062
                                                                              -----------   ------------
                ENTERTAINMENT-RADIO AND TELEVISION
                BROADCASTING-0.33%
      125,000   Ackerley Group, Inc., 9.00% Sr Sub Note Ser B
                  1-15-2009..................................   B                116,790         120,000
      504,088   Australis Media Ltd., 15.75% Sr Disc Note
                  5-15-2003 (with warrants) (a) (e)..........   D                401,365               5
      500,000   Sinclair Broadcast Group, Inc., 10.00% Sr Sub
                  Note 9-30-2005.............................   B                493,709         487,500
      250,000   Young Broadcasting Corp., 11.75% Sr Sub Note
                  11-15-2004.................................   B2*              251,794         257,812
                                                                              -----------   ------------
                                                                               1,263,658         865,317
                                                                              -----------   ------------
                FINANCE-INSURANCE CARRIERS-0.02%
       75,000   Conseco, Inc., 8.75% Note 2-9-2004...........   BB-               74,969          64,125
                                                                              -----------   ------------
                FINANCE-OTHER FINANCIAL INVESTMENT
                ACTIVITIES-0.10%
      250,000   Sovereign Bancorp, Inc., 10.50% Sr Note
                  11-15-2006.................................   BB+              238,436         265,000
                                                                              -----------   ------------
                FOOD SERVICE-LIMITED-SERVICE EATING
                PLACES-0.20%
      500,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009.......   BB-              494,111         527,500
                                                                              -----------   ------------
                FOREIGN GOVERNMENTS-0.16%
      400,000   Brazil (Republic of), 11.625% Global Note
                  4-15-2004..................................   BB-              397,416         419,400
                                                                              -----------   ------------
                HEALTH CARE-GENERAL MEDICAL AND SURGICAL
                HOSPITALS-0.10%
      250,000   Triad Hospitals Holdings, Inc., 11.00% Sr Sub
                  Note Ser B 5-15-2009.......................   B-               260,251         268,750
                                                                              -----------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                      Market
     Amount                                                       Rating       Cost (b)      Value (c)
   -----------                                                  -----------   -----------   ------------
       HEALTH
    CARE-MEDICAL
          AND
    DIAGNOSTIC
    LABORATORIES-0.04%
   $  100,000   Unilab Finance Corp., 12.75% Sr Sub Note
                  10-1-2009..................................   B-            $   97,480    $    111,625
                                                                              -----------   ------------
                INFORMATION-CABLE AND OTHER PROGRAM
                DISTRIBUTION-0.36%
      200,000   Charter Communications Holdings LLC, 12.36%
                  Sr Disc Note 1-15-2011 (Zero coupon through
                  10-1-2003, thereafter 13.50%) (f)(g).......   B+               116,131         122,750
      600,000   NTL Communications Corp., 14.02% Sr Note Ser
                  B 10-1-2008 (Zero coupon through 10-1-2003,
                  thereafter 12.375%) (g)....................   B                403,893         396,000
      450,000   United International Holdings, Inc., 13.37%
                  Sr Disc Note Ser B 2-15-2008 (Zero coupon
                  through 2-15-2003, thereafter 10.75%)
                  (g)........................................   B-               331,409         236,250
      250,000   United Pan-Europe Communications N.V.,
                  10.875% Sr Note 8-1-2009...................   B                198,750         196,250
                                                                              -----------   ------------
                                                                               1,050,183         951,250
                                                                              -----------   ------------
                INFORMATION-OTHER INFORMATION SERVICES-0.25%
      500,000   Exodus Communications, Inc., 11.625% Sr Note
                  7-15-2010..................................   B                503,081         476,250
      800,000   PSINet, Inc., 11.00% Sr Note 8-1-2009........   CCC              635,205         172,000
                                                                              -----------   ------------
                                                                               1,138,286         648,250
                                                                              -----------   ------------
                INFORMATION-OTHER TELECOMMUNICATIONS-1.13%
      500,000   Asia Global Crossing Ltd., 13.375% Sr Note
                  10-15-2010 (f).............................   B+               490,139         513,750
      500,000   Global Crossing Holdings Ltd., 9.50% Sr
                  Yankee Note 11-15-2009.....................   BB               489,552         495,000
      375,000   IMPSAT Fiber Networks, Inc., 13.75% Sr Note
                  2-15-2005..................................   B                375,000         253,125
      250,000   International Cabletel, Inc., 11.50% Sr Note
                  Ser B 2-1-2006.............................   B                245,752         246,250
      750,000   Level 3 Communications, Inc., 14.77% Sr Disc
                  Note 3-15-2010 (Zero coupon through
                  3-15-2005, thereafter 12.875%) (g).........   B                395,491         390,000
      250,000   Metromedia Fiber Network, Inc., 10.00% Sr
                  Note 12-15-2009............................   B+               248,161         234,062
      500,000   Spectrasite Holdings, Inc., 10.75% Sr Note
                  Ser B 3-15-2010............................   B-               436,500         497,500
      375,000   Williams Communications Group, Inc., 11.875%
                  Sr Note 8-1-2010...........................   B+               294,754         347,813
                                                                              -----------   ------------
                                                                               2,975,349       2,977,500
                                                                              -----------   ------------
                INFORMATION-TELECOMMUNICATIONS
                SATELLITE-0.29%
      750,000   EchoStar Broadband Corp., 10.375% Sr Note
                  10-1-2007 (f)..............................   B                750,000         766,875
                                                                              -----------   ------------
                INFORMATION-WIRED TELECOMMUNICATIONS
                CARRIERS-1.37%
      500,000   Alaska Communications SY, 9.375% Sr Sub Note
                  5-15-2009..................................   B+               500,000         460,000
      500,000   Allegiance Telecom, Inc., 12.875% Sr Note
                  5-15-2008..................................   B                474,489         527,500
      200,000   Focal Communications Corp., 11.875% Sr Note
                  Ser B 1-15-2010............................   B-               195,695         170,000
      500,000   Hyperion Telecommunications, 12.25% Sr Note
                  Ser B 9-1-2004.............................   BB-              497,526         490,000
      500,000   Intermedia Communications, Inc., 15.52% Sr
                  Disc Note Ser B 7-15-2007 (Zero Coupon
                  through 7-15-2002, thereafter 11.25%)
                  (g)........................................   B                359,693         437,500
      360,000   Intermedia Communications, Inc., 8.50% Sr
                  Note Ser B 1-15-2008.......................   B                332,807         353,700
      500,000   Madison River Communications, 13.25% Sr Note
                  3-1-2010...................................   CCC+             493,523         370,000
      500,000   Nextlink Communications, Inc., 10.50% Sr Note
                  12-1-2009..................................   B                500,000         428,750
      750,000   Nextlink Communications, Inc., 13.18% Sr Disc
                  Note 12-1-2009 (Zero coupon through
                  12-1-2004, thereafter 12.125%) (g).........   B                453,793         367,500
                                                                              -----------   ------------
                                                                               3,807,526       3,604,950
                                                                              -----------   ------------
                INFORMATION-WIRELESS TELECOMMUNICATIONS
                CARRIERS-0.89%
      500,000   Dobson Communications Corp., 10.875% Sr Note
                  7-1-2010...................................   B                496,376         530,000
      250,000   Grupo Iusacell S.A. de C.V., 14.25% Sr Yankee
                  Note12-1-2006..............................   B+               259,415         265,000
      250,000   Microcell Telecommunications, Inc., 11.80% Sr
                  Disc Note Ser B 6-1-2006 (Zero coupon
                  through 12-1-2001, thereafter 14.00%)
                  (g)........................................   B3*              246,637         250,000
      250,000   Nextel Communications, Inc., 9.375% Sr Note
                  11-15-2009.................................   B                246,263         234,375
      500,000   PTC International Finance II S.A., 11.25% Sr
                  Sub Yankee Note 12-1-2009..................   B+               513,150         515,000
      400,000   Telecorp PCS, Inc., 11.41% Sr Sub Note
                  4-15-2009 (Zero coupon through 4-15-2004,
                  thereafter 11.625%) (g)....................   B3*              286,219         290,000
      350,000   Tritel PCS, Inc., 11.51% Sr Sub Note
                  5-15-2009 (Zero coupon through 5-15-2004,
                  thereafter 12.75%) (g).....................   B3*              255,647         252,875
                                                                              -----------   ------------
                                                                               2,303,707       2,337,250
                                                                              -----------   ------------

--------------------------------------------------------------------------------

                                                                 Standard
    Principal                                                    & Poor's                      Market
     Amount                                                       Rating       Cost (b)      Value (c)
   -----------                                                  -----------   -----------   ------------
    PETROLEUM
          AND
     COAL-OIL
      AND GAS
    EXTRACTION-0.20%
   $  250,000   Pioneer Natural Resources Co., 9.625% Sr Note
                  4-1-2010...................................   BB+           $  249,167    $    274,639
      250,000   Swift Energy Co., 10.25% Sr Sub Note
                  8-1-2009...................................   B                250,739         265,000
                                                                              -----------   ------------
                                                                                 499,906         539,639
                                                                              -----------   ------------
                PRINTING AND RELATED SUPPORT ACTIVITIES-0.20%
      625,000   Mail-Well I Corp., 8.75% Sr Sub Note Ser B
                  12-15-2008.................................   B+               529,521         525,000
                                                                              -----------   ------------
                REAL ESTATE, RENTAL AND LEASING-LESSORS OF
                REAL ESTATE-0.09%
      250,000   Tanger Properties L.P., 9.125% Sr Note
                  2-15-2008..................................   BB+              248,421         250,627
                                                                              -----------   ------------
                RECREATION-AMUSEMENT PARKS AND ARCADES-0.12%
      400,000   Six Flags, Inc., 11.67% Sr Disc Note
                  4-1-2008 (Zero coupon through 4-1-2003,
                  thereafter 10.00%) (g).....................   B                293,825         311,000
                                                                              -----------   ------------
                RECREATION-GAMBLING INDUSTRIES-0.73%
      250,000   Mandalay Resort Group, 10.25% Sr Sub Note Ser
                  B 8-1-2007.................................   BB-              248,778         260,625
      425,000   Mandalay Resort Group, 7.625% Sr Sub Deb
                  7-15-2013..................................   BB-              368,502         349,563
      750,000   Park Place Entertainment Corp., 9.375% Sr Sub
                  Note 2-15-2007.............................   BB+              762,277         783,750
      500,000   Station Casinos, Inc., 9.875% Sr Sub Note
                  7-1-2010...................................   B+               509,613         523,750
                                                                              -----------   ------------
                                                                               1,889,170       1,917,688
                                                                              -----------   ------------
                UTILITIES-ELECTRIC GENERATION, TRANSMISSION
                AND DISTRIBUTION-0.30%
      500,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB               501,993         526,250
      250,000   Calpine Corp., 8.50% Sr Note 2-15-2011.......   BB+              249,421         254,250
                                                                              -----------   ------------
                                                                                 751,414         780,500
                                                                              -----------   ------------
                UTILITIES-WATER, SEWAGE AND OTHER
                SYSTEMS-0.10%
      250,000   Azurix Corp., 10.75% Sr Note Ser B
                  2-15-2010..................................   BB               232,786         256,250
                                                                              -----------   ------------
                TOTAL CORPORATE BONDS - NON-INVESTMENT
                  GRADE......................................                 $21,922,994   $ 21,096,308
                                                                              ===========   ============

U.S. GOVERNMENT SECURITIES-10.10%
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION-0.38%
                MORTGAGE BACKED SECURITIES:
   $  988,227   7.00% 2030...................................   $    956,122   $  1,000,374
                                                                ------------   ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION-4.78%
                MORTGAGE BACKED SECURITIES:
    2,683,103   6.00% 2013-2014..............................      2,600,221      2,675,015
      267,136   6.30% 2008...................................        267,409        274,224
    7,046,327   6.50% 2015-2030..............................      6,847,109      7,061,765
      221,552   7.50% 2027...................................        227,459        226,320
      392,151   8.00% 2025...................................        398,095        403,532
       82,731   9.00% 2016-2021..............................         81,244         86,193
                                                                ------------   ------------
                                                                  10,421,537     10,727,049
                                                                ------------   ------------
                NOTES:
    1,625,000   7.25% 2030...................................      1,700,441      1,876,982
                                                                ------------   ------------
                TOTAL FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION................................     12,121,978     12,604,031
                                                                ------------   ------------
                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION-1.11%
                MORTGAGE BACKED SECURITIES:
    2,129,257   7.00% 2028...................................      2,080,117      2,160,441
      708,392   9.00% 2023...................................        731,415        738,706
       15,840   9.50% 2019...................................         15,711         16,572
                                                                ------------   ------------
                TOTAL GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION................................      2,827,243      2,915,719
                                                                ------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (b)      Value (c)
   -----------                                                  ------------   ------------
        OTHER
       DIRECT
      FEDERAL
    OBLIGATIONS-0.48%
                TENNESSEE VALLEY AUTHORITY:
   $1,300,000   5.375% 2008..................................   $  1,177,538   $  1,266,095
                                                                ------------   ------------
                U.S. TREASURY SECURITIES-3.35%
                BONDS:
    2,750,000   6.125% 2029..................................      2,969,768      2,996,983
    2,000,000   10.375% 2012.................................      2,381,201      2,595,782
                                                                ------------   ------------
                                                                   5,350,969      5,592,765
                                                                ------------   ------------
                STRIPS:
   10,400,000   6.16% 2021 Zero Coupon Strip (g).............      2,962,263      3,234,806
                                                                ------------   ------------
                TOTAL U.S. TREASURY SECURITIES...............      8,313,232      8,827,571
                                                                ------------   ------------
                TOTAL U.S. GOVERNMENT SECURITIES.............     25,396,113     26,613,790
                                                                ============   ============
                TOTAL LONG-TERM INVESTMENTS..................   $245,444,354   $255,608,871
                                                                ============   ============

SHORT-TERM INVESTMENTS-2.26%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               FINANCE-CONSUMER LENDING-1.50%
   $3,942,000  Wells Fargo Associates Corp., Master Variable
                 Rate Note, Current rate -- 5.45%...........   $  3,942,000
                                                               ------------
               FINANCE-DEPOSITORY CREDIT BANKING-0.00%
       7,234   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.46%........          7,234
                                                               ------------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-0.76%
   2,000,513   Wells Fargo Cash Investment Money Market
                 Fund, Current rate -- 5.39%................      2,000,512
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      5,949,746
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $251,394,100)  (b).........................   $261,558,617
                                                               ============

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At February 28, 2001, the cost of securities for federal income tax purposes was $251,449,321 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $21,982,075
Unrealized depreciation.....................................  (11,872,779)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $10,109,296
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.08% of total net assets as of February 28, 2001.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Aqcuired   Shares/Par     Security                                               Cost Basis
---------------   ----------     --------                                               ----------
1997                     250     @Track Communications, Inc. (Warrants) - 144A           $   4,547
1997                 504,088     Australis Media Ltd. due 2003                             401,365
2000                 500,000     ekabel Hessen GMBN due 2010 - 144A                        493,617
1998                 500,000     Prudential Insurance Co. due 2006 - 144A                  498,387

The aggregate value of these securities at February 28, 2001, was $1,004,195, which represents .38%
of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, this issue is deemed to be liquid. The aggregate value of these securities at February 28, 2001, was $2,922,260, which represents 1.11% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS STOCK FUNDS
VALUE FUND
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-90.10%
--------------------------------------------------------------------------------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            BEVERAGE MANUFACTURING-0.99%
    13,000  Pepsi Bottling Group, Inc....................   $   514,280   $   524,550
                                                            -----------   -----------
            CHEMICAL MANUFACTURING-BASIC CHEMICAL
            MANUFACTURING-3.56%
    40,000  Air Products and Chemicals, Inc..............     1,360,516     1,622,000
     8,000  Dow Chemical Co..............................       241,064       262,480
                                                            -----------   -----------
                                                              1,601,580     1,884,480
                                                            -----------   -----------
            COMPUTER MANUFACTURING-COMPUTER AND
            PERIPHERAL EQUIPMENT-1.87%
    22,000  Zebra Technologies Corp. Class A (a).........       917,341       991,375
                                                            -----------   -----------
            COMPUTER MANUFACTURING-SEMICONDUCTOR,
            ELECTRONIC COMPONENT-2.93%
     2,100  Technitrol, Inc..............................        98,716        73,185
    27,000  Tyco International Ltd.......................     1,523,914     1,475,550
                                                            -----------   -----------
                                                              1,622,630     1,548,735
                                                            -----------   -----------
            COURIERS-1.55%
    20,000  FedEx Corp. (a)..............................       813,251       818,600
                                                            -----------   -----------
            ENTERTAINMENT-DATA PROCESSING, HOSTING AND
            RELATED SERVICES-8.39%
    22,500  Affiliated Computer Services, Inc. (a) (f)...       862,265     1,415,025
    21,800  First Data Corp. (f).........................       942,888     1,346,368
    34,000  Fiserv, Inc. (a).............................     1,587,555     1,683,000
                                                            -----------   -----------
                                                              3,392,708     4,444,393
                                                            -----------   -----------
            ENTERTAINMENT-MOTION PICTURE AND VIDEO
            INDUSTRIES-3.04%
    52,000  Walt Disney Co...............................     1,583,669     1,609,400
                                                            -----------   -----------
            ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
            DATABASE PUBLISHERS-1.67%
    15,000  McGraw-Hill Companies, Inc...................       969,944       884,400
                                                            -----------   -----------
            FINANCE-CONSUMER LENDING-0.77%
     7,000  Household International, Inc.................       270,618       405,440
                                                            -----------   -----------
            FINANCE-DEPOSITORY CREDIT BANKING-7.86%
    48,166  Citigroup, Inc...............................     1,470,688     2,368,804
    38,400  Morgan (J.P.) Chase & Co. (f)................     1,565,627     1,791,744
                                                            -----------   -----------
                                                              3,036,315     4,160,548
                                                            -----------   -----------
            FINANCE-INSURANCE CARRIERS-3.91%
    12,300  ACE Ltd. (f).................................       410,282       450,180
    28,000  MGIC Investment Corp.........................     1,453,861     1,622,600
                                                            -----------   -----------
                                                              1,864,143     2,072,780
                                                            -----------   -----------
            HEALTH CARE-DRUGS & DRUGGISTS SUNDRIES
            WHOLESALERS-1.83%
    54,000  Bergen Brunswig Corp. Class A................       561,457       971,460
                                                            -----------   -----------
            HEALTH CARE-GENERAL MEDICAL AND SURGICAL
            HOSPITALS-4.42%
    16,000  HCA - The Healthcare Co......................       454,323       633,600
    37,000  Tenet Healthcare Corp. (a) (f)...............     1,123,804     1,706,810
                                                            -----------   -----------
                                                              1,578,127     2,340,410
                                                            -----------   -----------
            HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
            MANUFACTURING-3.13%
    17,000  Johnson & Johnson............................     1,671,542     1,654,610
                                                            -----------   -----------
            HEALTH CARE-PHARMACEUTICAL AND MEDICINE
            MANUFACTURING-4.69%
    15,000  Abbott Laboratories..........................       661,640       734,850
    22,000  Lilly (Eli) & Co.............................     1,787,240     1,748,120
                                                            -----------   -----------
                                                              2,448,880     2,482,970
                                                            -----------   -----------

                                                                            Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   -----------
            INFORMATION-SOFTWARE PUBLISHERS-1.81%
    25,000  Computer Associates International, Inc.......   $   727,926   $   779,750
    10,400  SERENA Software, Inc. (a)....................       341,965       177,450
                                                            -----------   -----------
                                                              1,069,891       957,200
                                                            -----------   -----------
            INFORMATION-WIRED TELECOMMUNICATIONS
            CARRIERS-4.31%
    60,400  AT&T Corp....................................     2,028,517     1,389,200
    18,000  Verizon Communications.......................     1,005,835       891,000
                                                            -----------   -----------
                                                              3,034,352     2,280,200
                                                            -----------   -----------
            MACHINERY MANUFACTURING-INDUSTRIAL
            MACHINERY-0.44%
     6,100  Novellus Systems, Inc. (a)...................       272,848       235,612
                                                            -----------   -----------
            PAPER (CONVERTED) PRODUCT MANUFACTURING-5.46%
   152,000  Abitibi-Consolidated, Inc....................     1,436,189     1,185,600
    33,000  Georgia-Pacific Group (f)....................       907,207       990,330
    10,000  Kimberly-Clark Corp..........................       590,456       715,000
                                                            -----------   -----------
                                                              2,933,852     2,890,930
                                                            -----------   -----------
            PETROLEUM AND COAL- MINING SUPPORT
            ACTIVITIES-5.85%
    28,000  Baker Hughes, Inc............................     1,150,677     1,097,600
    13,000  Diamond Offshore Drilling, Inc...............       456,981       544,700
    17,000  Halliburton Co...............................       633,155       676,940
    16,000  Tidewater, Inc...............................       559,872       779,200
                                                            -----------   -----------
                                                              2,800,685     3,098,440
                                                            -----------   -----------
            PETROLEUM AND COAL-PRODUCTS
            MANUFACTURING-2.56%
    48,000  Conoco, Inc. Class A.........................     1,191,886     1,356,000
                                                            -----------   -----------
            PROFESSIONAL SERVICES-ADVERTISING AND RELATED
            SERVICES-2.63%
    37,000  Interpublic Group of Companies, Inc..........     1,520,133     1,391,200
                                                            -----------   -----------
            PROFESSIONAL SERVICES-ARCHITECTURAL,
            ENGINEERING AND RELATED-0.99%
    16,900  Plexus Corp. (a).............................       543,037       521,788
                                                            -----------   -----------
            PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
            AND RELATED-5.61%
    38,500  Convergys Corp. (a)..........................     1,540,626     1,630,860
    21,000  Electronic Data Systems Corp.................     1,202,470     1,340,430
                                                            -----------   -----------
                                                              2,743,096     2,971,290
                                                            -----------   -----------
            PUBLIC-ADMINISTRATION OF ENVIRONMENTAL
            QUALITY PROGRAMS-2.44%
    51,000  Waste Management, Inc........................       943,879     1,293,870
                                                            -----------   -----------
            RETAIL-DEPARTMENT STORES-2.60%
    28,500  Federated Department Stores, Inc. (a)(f).....     1,062,756     1,377,975
                                                            -----------   -----------
            RETAIL-ELECTRONICS AND APPLIANCE STORES-1.58%
    19,500  RadioShack Corp..............................       928,308       834,600
                                                            -----------   -----------
            TOBACCO MANUFACTURING-1.82%
    20,000  Philip Morris Companies, Inc.................       818,766       963,600
                                                            -----------   -----------
            UTILITIES-ELECTRIC GENERATION, TRANSMISSION
            AND DISTRIBUTION-1.39%
    18,000  Duke Energy Corp.............................       543,197       733,500
                                                            -----------   -----------
            TOTAL COMMON STOCKS..........................   $43,253,171   $47,700,356
                                                            ===========   ===========

FORTIS STOCK FUNDS
VALUE FUND (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

SHORT-TERM INVESTMENTS-10.61%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FINANCE-CONSUMER LENDING-2.41%
   $1,274,000  Wells Fargo Associates Corp., Master Variable
                 Rate Note, Current rate -- 5.45%...........   $ 1,274,000
                                                               -----------
               FINANCE-DEPOSITORY CREDIT BANKING-0.00%
       1,158   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.46%........         1,158
                                                               -----------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-2.56%
   1,354,814   Wells Fargo Cash Investment Money Market
                 Fund, Current rate -- 5.39% (E)............     1,354,814
                                                               -----------
               U.S. GOVERNMENT AGENCIES-5.64%
   2,000,000   FNMA, 5.39% 3-27-2001........................     1,992,065
   1,000,000   FHLMC, 5.47% 3-20-2001.......................       997,016
                                                               -----------
                                                                 2,989,081
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     5,619,053
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $48,872,224) (B)...........................   $53,319,409
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At February 28, 2001, the cost of securities for federal income tax purposes was $49,193,830 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 6,297,059
Unrealized depreciation.....................................   (2,171,480)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 4,125,579
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.09% of total net assets as of February 28, 2001.
 (e) At February 28, 2001, short-term securities were designated to cover open put options written as follows (see Note 1 to accompanying Notes to Financial Statements):

                                      Exercise  Expiration
Issuer                     Contracts   Price       Date     Value (c)
------                     ---------  --------  ----------  ---------
General Motors Corp......      33       $55      Mar-2001   $ 10,230
SBC Communications,            50       $50      Apr-2001     16,000
Inc......................
Serena Software, Inc.....     200       $23      May-2001    150,000
Zebra Technologies            110       $40      May-2001     26,125
Corp.....................
---------------------------------------------------------------------
Total Value..............                                   $202,355
---------------------------------------------------------------------

 (f) At February 28, 2001, securities valued at $3,760,270 were designated to cover open call options written as follows (see Note 1 to accompanying Notes to Financial Statements):

                                      Exercise  Expiration
Issuer                     Contracts   Price       Date     Value (c)
------                     ---------  --------  ----------  ---------
ACE Ltd..................      17       $40     May-2001    $  2,635
Affiliated Computer            50       $60     Apr-2001      31,000
Services, Inc............
Federated Department          120       $40     May-2001     117,600
Stores, Inc..............
First Data Corp..........     150       $55     May-2001     124,500
Georgia-Pacific Group....     100       $30     Apr-2001      20,000
Morgan (J.P.) Chase &         160       $55     Jun-2001      25,600
Co.......................
Tenet Healthcare Co......     180       $45     May-2001     124,500
---------------------------------------------------------------------
Total Value..............                                   $445,835
---------------------------------------------------------------------

FORTIS STOCK FUNDS
GROWTH & INCOME FUND
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-83.73%
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               AEROSPACE PRODUCT AND PARTS
               MANUFACTURING-0.84%
        5,000  General Dynamics Corp........................   $   315,000   $   340,900
                                                               -----------   -----------
               BEVERAGE MANUFACTURING-0.62%
        5,500  PepsiCo, Inc.................................       238,528       253,440
                                                               -----------   -----------
               CHEMICAL MANUFACTURING-BASIC CHEMICAL
               MANUFACTURING-1.31%
       16,244  Dow Chemical Co..............................       526,571       532,966
                                                               -----------   -----------
               COMPUTER MANUFACTURING-COMMUNICATIONS
               EQUIPMENT-0.52%
        4,500  Scientific-Atlanta, Inc......................       255,968       211,050
                                                               -----------   -----------
               COMPUTER MANUFACTURING-COMPUTER AND
               PERIPHERAL EQUIPMENT-0.39%
        1,600  International Business Machines Corp.               203,196       159,840
                                                               -----------   -----------
               COMPUTER MANUFACTURING-SEMICONDUCTOR,
               ELECTRONIC COMPONENT-3.33%
        6,900  Texas Instruments, Inc.......................       377,949       203,895
       21,000  Tyco International Ltd.......................     1,149,759     1,147,650
                                                               -----------   -----------
                                                                 1,527,708     1,351,545
                                                               -----------   -----------
               COURIERS-0.49%
        3,500  United Parcel Service, Inc. Class B..........       211,683       197,855
                                                               -----------   -----------
               ELECTRICAL EQUIPMENT MANUFACTURING-1.28%
       11,200  General Electric Co..........................       559,729       520,800
                                                               -----------   -----------
               ENTERTAINMENT-MOTION PICTURE AND VIDEO
               INDUSTRIES-0.25%
        2,000  Viacom, Inc. Class B (a).....................        90,984        99,400
                                                               -----------   -----------
               ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
               DATABASE PUBLISHERS-3.11%
       16,000  McGraw-Hill Companies, Inc...................       659,034       943,360
       10,000  Reader's Digest Association, Inc. Class A....       338,597       320,900
                                                               -----------   -----------
                                                                   997,631     1,264,260
                                                               -----------   -----------
               FINANCE-DEPOSITORY CREDIT BANKING-6.11%
        8,250  Citigroup, Inc...............................       318,203       405,735
        6,900  Dime Bancorp, Inc............................       177,109       208,035
        7,700  Golden West Financial Corp...................       410,026       422,345
       12,950  Morgan (J.P.) Chase & Co.....................       501,413       604,247
        9,000  Northern Trust Corp..........................       451,085       640,125
        4,000  Wells Fargo & Co.............................       212,224       198,560
                                                               -----------   -----------
                                                                 2,070,060     2,479,047
                                                               -----------   -----------
               FINANCE-INSURANCE CARRIERS-6.48%
        6,100  ACE Ltd......................................       203,969       223,260
        2,000  AFLAC, Inc...................................       132,612       120,320
        3,900  American General Corp........................       300,306       297,336
        6,200  American International Group, Inc............       304,561       507,160
       19,800  John Hancock Financial Services, Inc.               371,467       681,120
       26,000  MetLife, Inc.................................       370,500       802,100
                                                               -----------   -----------
                                                                 1,683,415     2,631,296
                                                               -----------   -----------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-2.45%
       21,000  Nasdaq 100 Shares (a)........................   $ 1,393,823   $   994,350
                                                               -----------   -----------
               FINANCE-SECURITIES AND COMMODITY CONTRACTS
               AND BROKERAGE-1.66%
        7,200  Lehman Brothers Holdings, Inc................       425,480       494,280
        3,000  Merrill Lynch & Co., Inc.....................       227,453       179,700
                                                               -----------   -----------
                                                                   652,933       673,980
                                                               -----------   -----------
               FOOD MANUFACTURING-GRAIN AND OILSEED
               MILLING-1.44%
       13,000  General Mills, Inc...........................       543,123       583,050
                                                               -----------   -----------
               FURNITURE-HOUSEHOLD, INSTITUTIONAL FURNITURE,
               KITCHEN CABINETS-0.55%
        8,500  Newell Rubbermaid, Inc.......................       239,036       223,635
                                                               -----------   -----------
               HEALTH CARE-ELECTROMEDICAL
               MANUFACTURING-0.53%
        4,200  Medtronic, Inc. (with rights)................       258,103       214,956
                                                               -----------   -----------
               HEALTH CARE-GENERAL MEDICAL AND SURGICAL
               HOSPITALS-4.01%
       28,500  HCA - The Healthcare Co......................       744,173     1,128,600
       10,800  Tenet Healthcare Corp. (a)...................       387,426       498,204
                                                               -----------   -----------
                                                                 1,131,599     1,626,804
                                                               -----------   -----------
               HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
               MANUFACTURING-2.67%
        9,500  Baxter International, Inc. (with rights).....       754,459       874,855
        5,800  Becton, Dickinson and Co.....................       209,788       208,684
                                                               -----------   -----------
                                                                   964,247     1,083,539
                                                               -----------   -----------
               HEALTH CARE-OUTPATIENT CARE CENTERS-0.94%
       24,000  HealthSouth Corp. (a)........................       329,341       382,080
                                                               -----------   -----------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-8.38%
        7,000  Abbott Laboratories..........................       328,408       342,930
       12,800  American Home Products Corp..................       726,282       790,656
       12,000  Forest Laboratories, Inc. (a)................       735,899       834,360
        2,500  Merck & Co., Inc.............................       229,379       200,500
       13,550  Pfizer, Inc. (with rights)...................       477,110       609,750
       12,100  Pharmacia Corp. (with rights)................       461,938       625,570
                                                               -----------   -----------
                                                                 2,959,016     3,403,766
                                                               -----------   -----------
               INFORMATION-OTHER TELECOMMUNICATIONS-0.61%
        3,700  SBC Communications, Inc......................       209,700       176,490
        2,500  Sonus Networks, Inc. (a).....................       109,373        69,844
                                                               -----------   -----------
                                                                   319,073       246,334
                                                               -----------   -----------
               INFORMATION-SOFTWARE PUBLISHERS-2.99%
       12,000  Computer Associates International, Inc.......       408,191       374,280
       14,200  Microsoft Corp. (a)..........................     1,015,731       837,800
                                                               -----------   -----------
                                                                 1,423,922     1,212,080
                                                               -----------   -----------
               MACHINERY MANUFACTURING-INDUSTRIAL
               MACHINERY-1.71%
       10,400  Emerson Electric Co..........................       753,119       695,760
                                                               -----------   -----------

FORTIS STOCK FUNDS
GROWTH & INCOME FUND (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               MANUFACTURING-SOAP, CLEANING COMPOUND,
               TOILET-1.97%
        9,000  Avon Products, Inc...........................   $   293,383   $   382,140
        7,100  Colgate-Palmolive Co.........................       397,895       419,255
                                                               -----------   -----------
                                                                   691,278       801,395
                                                               -----------   -----------
               PAPER (CONVERTED) PRODUCT MANUFACTURING-1.41%
        3,100  Kimberly-Clark Corp..........................       208,827       221,650
        3,100  Minnesota Mining and Manufacturing Co........       318,553       349,525
                                                               -----------   -----------
                                                                   527,380       571,175
                                                               -----------   -----------
               PETROLEUM AND COAL- MINING SUPPORT
               ACTIVITIES-2.22%
       10,000  Baker Hughes, Inc............................       412,768       392,000
        8,000  Schlumberger Ltd.............................       551,250       510,000
                                                               -----------   -----------
                                                                   964,018       902,000
                                                               -----------   -----------
               PETROLEUM AND COAL-NATURAL GAS
               DISTRIBUTION-2.72%
        9,000  Enron Corp...................................       309,229       616,500
        8,800  Kinder Morgan, Inc...........................       393,709       487,520
                                                               -----------   -----------
                                                                   702,938     1,104,020
                                                               -----------   -----------
               PETROLEUM AND COAL-PRODUCTS
               MANUFACTURING-3.73%
        6,400  BP Amoco plc ADR.............................       321,997       317,440
        9,400  Exxon Mobil Corp.............................       633,926       761,870
        8,200  Phillips Petroleum Co........................       525,658       437,142
                                                               -----------   -----------
                                                                 1,481,581     1,516,452
                                                               -----------   -----------
               PIPELINE-TRANSPORTATION OF NATURAL GAS-3.43%
       15,300  Dynegy, Inc. Class A.........................       256,781       719,100
        9,594  El Paso Corp.................................       476,018       674,458
                                                               -----------   -----------
                                                                   732,799     1,393,558
                                                               -----------   -----------
               PROFESSIONAL SERVICES-ADVERTISING AND RELATED
               SERVICES-1.09%
        4,900  Omnicom Group, Inc...........................       217,398       444,381
                                                               -----------   -----------
               PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
               AND RELATED-2.21%
       10,500  Automatic Data Processing, Inc...............       507,304       619,500
       11,000  Cadence Design Systems, Inc. (a).............       308,887       278,850
                                                               -----------   -----------
                                                                   816,191       898,350
                                                               -----------   -----------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               RETAIL-CLOTHING STORES-0.44%
        6,600  Gap, Inc.....................................   $   203,456   $   179,784
                                                               -----------   -----------
               RETAIL-DEPARTMENT STORES-0.85%
        8,800  Target Corp..................................       251,360       343,200
                                                               -----------   -----------
               RETAIL-HOME FURNISHINGS STORES-0.53%
        8,800  Bed Bath & Beyond, Inc. (a)..................       227,766       216,700
                                                               -----------   -----------
               RETAIL-OTHER GENERAL MERCHANDISE STORES-0.86%
        7,000  Wal-Mart Stores, Inc.........................       396,538       350,630
                                                               -----------   -----------
               TOBACCO MANUFACTURING-1.66%
       14,000  Philip Morris Companies, Inc.................       452,399       674,520
                                                               -----------   -----------
               TRANSPORTATION-AIR SCHEDULED-0.27%
        3,300  AMR Corp. (a)................................       138,442       109,725
                                                               -----------   -----------
               TRANSPORTATION-DEEP SEA, COASTAL, GREAT LAKES
               WATER-0.49%
        6,000  Carnival Corp................................       204,053       200,040
                                                               -----------   -----------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-5.72%
        7,000  AES Corp. (a)................................       177,265       377,790
       12,800  Duke Energy Corp.............................       439,123       521,600
       10,500  NiSource, Inc................................       306,543       300,615
       38,000  OGE Energy Corp..............................       781,280       882,360
        7,700  Southern Co..................................       252,727       238,315
                                                               -----------   -----------
                                                                 1,956,938     2,320,680
                                                               -----------   -----------
               WASTE MANAGEMENT, ADMINISTRATIVE-SERVICES TO
               BUILDINGS AND DWELLINGS-0.52%
        5,000  Ecolab, Inc..................................       209,791       209,750
                                                               -----------   -----------
               WASTE MANAGEMENT, ADMINISTRATIVE-WASTE
               COLLECTION-0.94%
       15,000  Waste Management, Inc........................       372,932       380,550
                                                               -----------   -----------
               TOTAL COMMON STOCKS..........................   $30,195,066   $33,999,643
                                                               ===========   ===========

PREFERRED STOCKS-5.72%
--------------------------------------------------------------------------------

                                                                               Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   -----------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-4.55%
      22,000   Biovail Corp., Conv. 6.75%...................   $1,100,000    $ 1,848,000
                                                               -----------   -----------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-1.17%
       6,500   Calpine Capital Trust III, Conv. 5.00% (e)...      325,000        400,562
       1,300   Mirant Trust I, Conv. 6.25%..................       65,000         74,750
                                                               -----------   -----------
                                                                  390,000        475,312
                                                               -----------   -----------
               TOTAL PREFERRED STOCKS.......................   $1,490,000    $ 2,323,312
                                                               ===========   ===========

CORPORATE BONDS-INVESTMENT GRADE-1.53%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
               DATABASE PUBLISHERS-1.53%
   $ 600,000   Tribune Co., 2.00% Conv. (PHONES - America
                 Online) 5-15-2029 (g)......................   A-            $  942,000    $   621,000
                                                                             -----------   -----------

CORPORATE BONDS-NON-INVESTMENT GRADE-3.92%
--------------------------------------------------------------------------------

                                                                Standard
   Principal                                                    & Poor's                     Market
     Amount                                                      Rating       Cost (b)      Value (c)
   ----------                                                  -----------   -----------   -----------
               COMPUTER MANUFACTURING-SEMICONDUCTOR,
               ELECTRONIC COMPONENT-0.16%
   $  65,000   Adelphia Communications Corp., 6.00% Conv.
                 2-15-2006..................................   NR            $   65,000    $    62,725
                                                                             -----------   -----------
               ENTERTAINMENT-CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-1.21%
     575,000   Echostar Communications Corp., 4.875% Conv.
                 1-1-2007 (f)...............................   Caa2*            581,450        493,063
                                                                             -----------   -----------
               HEALTH CARE-COMMUNITY CARE FACILITIES FOR THE
               ELDERLY-0.33%
     300,000   Assisted Living Concepts, Inc., 5.625% Conv.
                 5-1-2003 (f)...............................   NR               300,000        135,000
                                                                             -----------   -----------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-1.44%
     500,000   Invitrogen Corp., 5.50% Conv. 3-1-2007 (f)...   NR               500,000        585,625
                                                                             -----------   -----------
               INFORMATION-OTHER TELECOMMUNICATIONS-0.78%
     260,000   L-3 Communications Holdings, Inc., 5.25%
                 Conv. 6-1-2009 (e).........................   B+               260,000        314,600
                                                                             -----------   -----------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                  1,706,450      1,591,013
                                                                             -----------   -----------
               TOTAL LONG-TERM INVESTMENTS..................                 $34,333,516   $38,534,968
                                                                             ===========   ===========

SHORT-TERM INVESTMENTS-4.28%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               FINANCE-CONSUMER LENDING-2.50%
   $1,014,000  Wells Fargo Associates Corp., Master Variable
                 Rate Note, Current rate -- 5.45%...........   $ 1,014,000
                                                               -----------
               FINANCE-DEPOSITORY CREDIT BANKING-0.00%
       1,028   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.46%........         1,028
                                                               -----------
               FINANCE-OTHER INVESTMENT POOLS AND
               FUNDS-1.78%
     722,132   Wells Fargo Cash Investment Money Market
                 Fund, Current rate -- 5.39%................       722,132
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     1,737,160
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $36,070,676) (B)...........................   $40,272,128
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At February 28, 2001, the cost of securities for federal income tax purposes was $36,070,676 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 6,490,115
Unrealized depreciation.....................................   (2,288,663)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 4,201,452
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.88% of total net assets as of February 28, 2001.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended and may be sold only to dealers in that program or to other accredited investors. These investments have been identified by portfolio management as illiquid securities:

Period Acquired   Shares/Par     Security                                               Cost Basis
---------------   ----------     --------                                               ----------
2000                    6,500    Calpine Capital Trust III, Conv. - 144A                 $ 325,000
2000                  260,000    L-3 Communications Holdings, Inc., Conv. due 2009 -       260,000
                                 144A
The aggregate value of these securities at February 28, 2001, was $715,162, which represents 1.76%
of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at February 28, 2001, was $1,213,688, which represents 2.99% of total net assets.
 (g) PHONES (Participation Hybrid Option Note Exchangeable Securities) are debt securities which entitle the holder to the principal value or an amount based upon the market value of the referenced security.
  * Moodys Rating

FORTIS STOCK FUNDS
CAPITAL FUND
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-97.62%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               ACCOMMODATION AND FOOD SERVICE-TRAVELER-0.49%
       65,000  Marriott International, Inc. Class A.........   $  3,094,962   $  2,774,200
                                                               ------------   ------------
               AEROSPACE PRODUCT AND PARTS
               MANUFACTURING-0.93%
       78,000  General Dynamics Corp........................      4,914,000      5,318,040
                                                               ------------   ------------
               BEVERAGE MANUFACTURING-0.74%
       91,000  PepsiCo, Inc.................................      4,003,772      4,193,280
                                                               ------------   ------------
               CHEMICAL MANUFACTURING-BASIC CHEMICAL
               MANUFACTURING-1.44%
      250,216  Dow Chemical Co..............................      8,100,888      8,209,587
                                                               ------------   ------------
               COMPUTER MANUFACTURING-COMMUNICATIONS
               EQUIPMENT-0.86%
      250,000  Ericsson (L.M.) Telephone Co. Class B ADR....      3,259,375      2,070,312
       60,000  Scientific-Atlanta, Inc......................      3,412,902      2,814,000
                                                               ------------   ------------
                                                                  6,672,277      4,884,312
                                                               ------------   ------------
               COMPUTER MANUFACTURING-NAVIGATIONAL,
               MEASURING AND CONTROL INSTRUMENTS-1.38%
       50,000  Agilent Technologies, Inc. (a)...............      3,119,813      1,800,000
       88,200  Applied Biosystems Group -Applera Corp.......      4,077,495      6,094,620
                                                               ------------   ------------
                                                                  7,197,308      7,894,620
                                                               ------------   ------------
               COMPUTER MANUFACTURING-SEMICONDUCTOR,
               ELECTRONIC COMPONENT-4.57%
       40,000  Applied Micro Circuits Corp. (a).............      3,494,084      1,070,000
      210,000  Texas Instruments, Inc.......................     10,918,421      6,205,500
      344,000  Tyco International Ltd.......................     18,814,783     18,799,600
                                                               ------------   ------------
                                                                 33,227,288     26,075,100
                                                               ------------   ------------
               COURIERS-0.59%
       60,000  United Parcel Service, Inc. Class B..........      3,628,860      3,391,800
                                                               ------------   ------------
               ELECTRICAL EQUIPMENT MANUFACTURING-1.34%
      165,000  General Electric Co..........................      8,625,219      7,672,500
                                                               ------------   ------------
               ENTERTAINMENT-MOTION PICTURE AND VIDEO
               INDUSTRIES-0.70%
       80,000  Viacom, Inc. Class B (a).....................      3,417,881      3,976,000
                                                               ------------   ------------
               ENTERTAINMENT-NEWSPAPER, PERIODICAL, BOOK AND
               DATABASE PUBLISHERS-0.43%
       76,000  Reader's Digest Association, Inc. Class A....      2,559,687      2,438,840
                                                               ------------   ------------
               FINANCE-DEPOSITORY CREDIT BANKING-4.91%
      128,000  Citigroup, Inc...............................      5,066,049      6,295,040
      198,000  Dime Bancorp, Inc............................      2,541,145      2,984,850
      114,900  Golden West Financial Corp...................      6,110,669      6,302,265
      202,760  Morgan (J.P.) Chase & Co.....................      9,689,172      9,460,782

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
       60,000  Wells Fargo & Co.............................      3,183,366      2,978,400
                                                               ------------   ------------
                                                                 26,590,401     28,021,337
                                                               ------------   ------------
               FINANCE-INSURANCE CARRIERS-4.35%
      177,000  ACE Ltd......................................   $  5,119,456   $  6,478,200
       22,000  AFLAC, Inc...................................      1,430,051      1,323,520
       62,000  American General Corp........................      4,776,204      4,726,880
       87,000  American International Group, Inc............      6,768,012      7,116,600
      168,000  MetLife, Inc.................................      2,698,080      5,182,800
                                                               ------------   ------------
                                                                 20,791,803     24,828,000
                                                               ------------   ------------
               FINANCE-NONDEPOSITORY CREDIT BANKING-0.51%
       66,000  American Express Co..........................      2,926,688      2,896,080
                                                               ------------   ------------
               FINANCE-SECURITIES AND COMMODITY CONTRACTS
               AND BROKERAGE-1.92%
      116,000  Lehman Brothers Holdings, Inc................      6,854,677      7,963,400
       50,000  Merrill Lynch & Co., Inc.....................      3,782,938      2,995,000
                                                               ------------   ------------
                                                                 10,637,615     10,958,400
                                                               ------------   ------------
               FOOD MANUFACTURING-GRAIN AND OILSEED
               MILLING-1.49%
      190,000  General Mills, Inc...........................      7,941,167      8,521,500
                                                               ------------   ------------
               FURNITURE-HOUSEHOLD, INSTITUTIONAL FURNITURE,
               KITCHEN CABINETS-0.58%
      125,000  Newell Rubbermaid, Inc.......................      3,515,267      3,288,750
                                                               ------------   ------------
               HEALTH CARE-ELECTROMEDICAL
               MANUFACTURING-1.56%
      174,000  Medtronic, Inc. (with rights)................      6,946,346      8,905,320
                                                               ------------   ------------
               HEALTH CARE-GENERAL MEDICAL AND SURGICAL
               HOSPITALS-5.23%
      463,000  HCA - The Healthcare Co......................     12,562,362     18,334,800
      250,000  Tenet Healthcare Corp. (a)...................      9,311,688     11,532,500
                                                               ------------   ------------
                                                                 21,874,050     29,867,300
                                                               ------------   ------------
               HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
               MANUFACTURING-4.37%
      159,000  Baxter International, Inc. (with rights).....     12,687,586     14,642,310
      106,000  Johnson & Johnson............................     10,876,801     10,316,980
                                                               ------------   ------------
                                                                 23,564,387     24,959,290
                                                               ------------   ------------
               HEALTH CARE-OUTPATIENT CARE CENTERS-1.05%
      375,000  HealthSouth Corp. (a)........................      5,146,368      5,970,000
                                                               ------------   ------------
               HEALTH CARE-PHARMACEUTICAL AND MEDICINE
               MANUFACTURING-11.41%
      106,000  Abbott Laboratories..........................      4,891,188      5,192,940
      160,000  ALZA Corp. (a)...............................      3,907,006      6,328,000
      139,000  American Home Products Corp..................      7,164,171      8,586,030
       60,000  Amgen, Inc. (with rights) (a)................      3,367,430      4,323,750
      302,000  Biovail Corp. (a)............................      7,813,405     13,937,300
       45,000  Forest Laboratories, Inc. (a)................      3,194,982      3,128,850
       45,000  Merck & Co., Inc.............................      4,132,480      3,609,000
      244,500  Pfizer, Inc. (with rights)...................      8,613,089     11,002,500

--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
      174,000  Pharmacia Corp. (with rights)................   $  9,728,616   $  8,995,800
                                                               ------------   ------------
                                                                 52,812,367     65,104,170
                                                               ------------   ------------
               HEALTH CARE-SCIENTIFIC RESEARCH AND
               DEVELOPMENT SERVICES-2.81%
       47,200  Genentech, Inc. (a)..........................      2,208,493      2,478,000
      110,400  IDEC Pharmaceuticals Corp. (a)...............      7,082,038      6,223,800
      230,000  Monsanto Co..................................      7,260,128      7,360,000
                                                               ------------   ------------
                                                                 16,550,659     16,061,800
                                                               ------------   ------------
               INFORMATION-OTHER INFORMATION SERVICES-0.97%
      125,000  AOL Time Warner, Inc. (a)....................      6,090,050      5,503,750
                                                               ------------   ------------
               INFORMATION-OTHER TELECOMMUNICATIONS-1.96%
      240,000  AT&T Wireless Group (a)......................      5,876,524      5,042,400
       76,000  SBC Communications, Inc......................      4,285,591      3,625,200
       91,000  Sonus Networks, Inc. (a).....................      3,786,633      2,542,312
                                                               ------------   ------------
                                                                 13,948,748     11,209,912
                                                               ------------   ------------
               INFORMATION-SOFTWARE PUBLISHERS-3.46%
       45,000  BEA Systems, Inc. (a)........................      3,008,547      1,726,875
      200,000  Computer Associates International, Inc.......      6,803,180      6,238,000
      200,000  Microsoft Corp. (a)..........................     14,592,438     11,800,000
                                                               ------------   ------------
                                                                 24,404,165     19,764,875
                                                               ------------   ------------
               MACHINERY MANUFACTURING-INDUSTRIAL
               MACHINERY-1.89%
      161,500  Emerson Electric Co..........................     11,826,048     10,804,350
                                                               ------------   ------------
               MANAGEMENT, SCIENTIFIC AND TECH CONSULTING
               SERVICES-0.20%
       50,000  KPMG Consulting, Inc. (a)....................        900,000      1,153,125
                                                               ------------   ------------
               MANUFACTURING-SOAP, CLEANING COMPOUND,
               TOILET-1.98%
      102,000  Colgate-Palmolive Co.........................      5,734,191      6,023,100
       75,000  Procter & Gamble Co..........................      5,886,517      5,287,500
                                                               ------------   ------------
                                                                 11,620,708     11,310,600
                                                               ------------   ------------
               OTHER SERVICES-PERSONAL SERVICES-0.92%
      400,000  Cendant Corp. (a)............................      5,521,960      5,232,000
                                                               ------------   ------------
               PAPER (CONVERTED) PRODUCT MANUFACTURING-1.57%
       46,500  Kimberly-Clark Corp..........................      3,130,543      3,324,750
       50,000  Minnesota Mining and Manufacturing Co........      5,104,676      5,637,500
                                                               ------------   ------------
                                                                  8,235,219      8,962,250
                                                               ------------   ------------
               PETROLEUM AND COAL-MINING SUPPORT
               ACTIVITIES-2.28%
      145,000  Baker Hughes, Inc............................      5,985,486      5,684,000
      115,000  Schlumberger Ltd.............................      8,309,351      7,331,250
                                                               ------------   ------------
                                                                 14,294,837     13,015,250
                                                               ------------   ------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               PETROLEUM AND COAL-NATURAL GAS
               DISTRIBUTION-3.37%
      131,000  Enron Corp...................................   $  5,973,574   $  8,973,500
      185,000  Kinder Morgan, Inc...........................      8,446,630     10,249,000
                                                               ------------   ------------
                                                                 14,420,204     19,222,500
                                                               ------------   ------------
               PETROLEUM AND COAL-OIL AND GAS
               EXTRACTION-1.48%
       40,000  Anadarko Petroleum Corp......................      2,742,188      2,500,000
      330,000  Ocean Energy, Inc............................      5,134,849      5,940,000
                                                               ------------   ------------
                                                                  7,877,037      8,440,000
                                                               ------------   ------------
               PETROLEUM AND COAL-PRODUCTS
               MANUFACTURING-3.91%
       92,000  BP Amoco plc ADR.............................      4,749,220      4,563,200
      135,000  Exxon Mobil Corp.............................     10,722,474     10,941,750
      128,000  Phillips Petroleum Co........................      8,203,628      6,823,680
                                                               ------------   ------------
                                                                 23,675,322     22,328,630
                                                               ------------   ------------
               PIPELINE-TRANSPORTATION OF NATURAL GAS-3.86%
      204,000  Dynegy, Inc. Class A.........................      3,603,057      9,588,000
      177,120  El Paso Corp.................................      8,661,883     12,451,536
                                                               ------------   ------------
                                                                 12,264,940     22,039,536
                                                               ------------   ------------
               PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
               AND RELATED-3.00%
      125,000  Automatic Data Processing, Inc...............      6,103,631      7,375,000
      179,000  Cadence Design Systems, Inc. (a).............      5,039,681      4,537,650
       32,000  SunGard Data Systems, Inc. (with
                 rights) (a)................................      1,824,222      1,782,400
      210,000  Unisys Corp. (a).............................      3,569,036      3,439,800
                                                               ------------   ------------
                                                                 16,536,570     17,134,850
                                                               ------------   ------------
               PUBLIC-ADMINISTRATION OF ENVIRONMENTAL
               QUALITY PROGRAMS-1.04%
      233,500  Waste Management, Inc........................      5,795,575      5,923,895
                                                               ------------   ------------
               RETAIL-CLOTHING STORES-0.48%
      100,000  Gap, Inc.....................................      3,082,660      2,724,000
                                                               ------------   ------------
               RETAIL-DEPARTMENT STORES-0.94%
      137,500  Target Corp..................................      3,927,492      5,362,500
                                                               ------------   ------------
               RETAIL-HOME FURNISHINGS STORES-0.62%
      143,000  Bed Bath & Beyond, Inc. (a)..................      3,700,974      3,521,375
                                                               ------------   ------------
               RETAIL-OTHER GENERAL MERCHANDISE STORES-1.57%
       82,500  Costco Wholesale Corp. (a)...................      3,438,240      3,444,375
      110,000  Wal-Mart Stores, Inc.........................      4,592,963      5,509,900
                                                               ------------   ------------
                                                                  8,031,203      8,954,275
                                                               ------------   ------------
               TOBACCO MANUFACTURING-1.83%
      217,000  Philip Morris Companies, Inc.................      6,653,810     10,455,060
                                                               ------------   ------------

FORTIS STOCK FUNDS
CAPITAL FUND (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               TRANSPORTATION-AIR SCHEDULED-0.58%
       49,800  AMR Corp. (a)................................   $  2,089,225   $  1,655,850
       40,000  US Airways Group, Inc. (a)...................      1,798,120      1,652,000
                                                               ------------   ------------
                                                                  3,887,345      3,307,850
                                                               ------------   ------------
               TRANSPORTATION-DEEP SEA, COASTAL, GREAT LAKES
               WATER-0.58%
      100,000  Carnival Corp................................      3,400,890      3,334,000
                                                               ------------   ------------
               UTILITIES-ELECTRIC GENERATION, TRANSMISSION
               AND DISTRIBUTION-4.92%
      124,000  AES Corp. (a)................................      3,638,607      6,692,280
       95,000  Calpine Corp. (a)............................      3,301,233      4,226,550

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
      180,000  Duke Energy Corp.............................   $  6,370,472   $  7,335,000
      100,000  Mirant Corp. (a).............................      2,200,000      2,500,000
      100,000  NiSource, Inc................................      2,919,613      2,863,000
      144,800  Southern Co..................................      4,723,958      4,481,560
                                                               ------------   ------------
                                                                 23,153,883     28,098,390
                                                               ------------   ------------
               WASTE MANAGEMENT, ADMINISTRATIVE-SERVICES TO
               BUILDINGS AND DWELLINGS-0.55%
       75,000  Ecolab, Inc..................................      3,147,088      3,146,250
                                                               ------------   ------------
               TOTAL COMMON STOCKS..........................   $521,135,988   $557,159,449
                                                               ============   ============

SHORT-TERM INVESTMENTS-2.42%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                FINANCE-CONSUMER LENDING-0.43%
   $2,447,000   Wells Fargo Associates Corp., Master Variable
                  Rate Note, Current rate -- 5.45%...........   $  2,447,000
                                                                ------------
                FINANCE-DEPOSITORY CREDIT BANKING-0.00%
       16,975   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 5.46%........         16,975
                                                                ------------
                FINANCE-OTHER INVESTMENT POOLS AND
                FUNDS-1.99%
   11,356,529   Wells Fargo Cash Investment Money Market
                  Fund, Current rate -- 5.39%................     11,356,529
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     13,820,504
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $534,956,492) (B)..........................   $570,979,953
                                                                ============

 (a) Presently not paying dividend income.
 (b) At February 28, 2001, the cost of securities for federal income tax purposes was $534,974,828 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $71,118,307
Unrealized depreciation.....................................  (35,113,182)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $36,005,125
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.74% of total net assets as of February 28, 2001.

FORTIS STOCK FUNDS
GROWTH FUND, INC.
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-87.38%
--------------------------------------------------------------------------------

                                                                                   Market
     Shares                                                       Cost (b)       Value (c)
   -----------                                                  ------------   --------------
                COMPUTER MANUFACTURING-COMMUNICATIONS
                EQUIPMENT-0.95%
       137,500  Comverse Technology, Inc. (a)................   $  3,421,458   $   10,303,906
                                                                ------------   --------------
                COMPUTER MANUFACTURING-COMPUTER AND
                PERIPHERAL EQUIPMENT-2.47%
       131,000  Emulex Corp. (a).............................      7,005,024        4,036,437
       165,000  Handspring, Inc. (a).........................      7,681,627        4,135,312
       110,000  Network Appliance, Inc. (a)..................      3,982,341        3,272,500
       329,400  Symbol Technologies, Inc.....................     17,213,048       15,267,690
                                                                ------------   --------------
                                                                  35,882,040       26,711,939
                                                                ------------   --------------
                COMPUTER MANUFACTURING-NAVIGATIONAL,
                MEASURING AND CONTROL INSTRUMENTS-9.09%
       550,000  Acterna Corp (a).............................      9,853,000        4,881,250
       212,500  Applied Biosystems Group - Applera Corp......      6,778,016       14,683,750
       265,000  L-3 Communications Holdings, Inc. (a)........     15,970,054       21,724,700
       440,000  National Instruments Corp. (a)...............      8,531,228       21,395,000
       110,000  Newport Corp.................................      7,102,570        5,376,250
       210,400  PerkinElmer, Inc.............................     14,626,169       15,405,488
       605,000  Tektronix, Inc. (a)..........................     20,351,062       14,937,450
                                                                ------------   --------------
                                                                  83,212,099       98,403,888
                                                                ------------   --------------
                COMPUTER MANUFACTURING-SEMICONDUCTOR,
                ELECTRONIC COMPONENT-3.68%
       440,000  Bookham Technology plc (a)...................      7,747,017        3,465,000
        50,000  EMCORE Corp. (a).............................      3,400,000        1,296,875
       550,000  Finisar Corp. (a)............................     17,191,719        6,496,875
       330,200  Flextronics International Ltd. (a)                 5,587,603        8,750,300
       110,000  GlobeSpan, Inc. (a)..........................      3,641,002        2,200,000
       495,000  TriQuint Semiconductor, Inc. (a)                  16,808,435        9,002,812
       220,000  Vitesse Semiconductor Corp. (a)                   12,807,610        8,676,250
                                                                ------------   --------------
                                                                  67,183,386       39,888,112
                                                                ------------   --------------
                EDUCATION-COLLEGES, UNIVERSITIES AND
                PROFESSIONAL SCHOOLS-0.36%
       110,000  Apollo Group, Inc. Class A (a)...............      3,769,220        3,863,750
                                                                ------------   --------------
                ELECTRICAL EQUIPMENT MANUFACTURING-COMPONENT
                OTHER-3.10%
       583,000  Advanced Fibre Communications, Inc. (a)......     14,832,697       11,040,562
       330,000  CIENA Corp. (a)..............................      7,845,571       22,171,875
        16,500  New Focus, Inc. (a)..........................        489,405          357,844
                                                                ------------   --------------
                                                                  23,167,673       33,570,281
                                                                ------------   --------------
                ENTERTAINMENT-RADIO AND TELEVISION
                BROADCASTING-0.38%
       413,100  Entravision Communications Corp. (a).........      7,090,395        4,131,000
                                                                ------------   --------------

                                                                                   Market
     Shares                                                       Cost (b)       Value (c)
   -----------                                                  ------------   --------------
                FINANCE-ACTIVITIES RELATED TO CREDIT
                BANKING-1.65%
       385,000  Concord EFS, Inc. (a)........................   $  8,201,301   $   17,806,250
                                                                ------------   --------------
                FINANCE-DEPOSITORY CREDIT BANKING-3.47%
       302,500  Golden West Financial Corp...................     16,670,216       16,592,125
       316,300  Silicon Valley Bancshares (a)................     11,122,929        8,836,631
       211,700  Zions Bancorporation.........................      9,681,654       12,159,519
                                                                ------------   --------------
                                                                  37,474,799       37,588,275
                                                                ------------   --------------
                FINANCE-INSURANCE CARRIERS-5.38%
       440,000  ACE Ltd......................................     11,869,031       16,104,000
       357,300  Ambac Financial Group, Inc...................     12,411,535       20,151,720
       261,500  Everest Re Group Ltd.........................     16,721,340       16,539,875
       165,000  Oxford Health Plans, Inc. (a)................      6,076,389        5,455,312
                                                                ------------   --------------
                                                                  47,078,295       58,250,907
                                                                ------------   --------------
                FINANCE-NONDEPOSITORY CREDIT BANKING-0.17%
        55,000  AmeriCredit Corp. (a)........................      1,933,085        1,879,900
                                                                ------------   --------------
                HEALTH CARE-ELECTROMEDICAL
                MANUFACTURING-1.87%
       307,600  Waters Corp. (a).............................      4,738,490       20,258,536
                                                                ------------   --------------
                HEALTH CARE-MEDICAL AND DIAGNOSTIC
                LABORATORIES-1.07%
       110,000  Quest Diagnostics, Inc. (a)..................     11,780,361       11,594,000
                                                                ------------   --------------
                HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
                MANUFACTURING-4.14%
       556,800  Biomet, Inc..................................     14,627,927       21,610,800
       110,000  Cytyc Corp. (a)..............................      5,889,472        6,916,250
        55,000  Fresenius Medical Care AG ADR                        728,750          885,500
       275,000  Stryker Corp.................................     10,953,406       15,441,250
                                                                ------------   --------------
                                                                  32,199,555       44,853,800
                                                                ------------   --------------
                HEALTH CARE-OFFICES OF PHYSICIANS-0.93%
       715,000  Caremark Rx, Inc. (a)........................      9,477,141       10,010,000
                                                                ------------   --------------
                HEALTH CARE-PHARMACEUTICAL AND MEDICINE
                MANUFACTURING-12.02%
        60,500  Abgenix, Inc. (a)............................      4,010,923        2,057,000
       440,000  ALZA Corp. (a)...............................     11,050,008       17,402,000
       220,000  Andrx Group (a)..............................     14,586,426       12,598,437
       693,400  Biovail Corp. (a)............................     10,637,172       32,000,410
       440,700  IVAX Corp. (a)...............................     15,695,674       16,526,250
       565,850  King Pharmaceuticals, Inc. (a)...............     15,128,557       25,972,515
        73,500  Medarex, Inc. (a)............................      3,946,851        1,878,844
        96,100  MedImmune, Inc. (a)..........................      1,451,306        4,198,369
       192,500  OSI Pharmaceuticals, Inc. (with
                  rights) (a)................................     13,706,398        8,397,816
       165,000  Watson Pharmaceuticals, Inc. (a)                   9,159,638        9,157,500
                                                                ------------   --------------
                                                                  99,372,953      130,189,141
                                                                ------------   --------------

FORTIS STOCK FUNDS
GROWTH FUND, INC. (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
     Shares                                                       Cost (b)       Value (c)
   -----------                                                  ------------   --------------
                HEALTH CARE-SCIENTIFIC RESEARCH AND
                DEVELOPMENT SERVICES-0.28%
       110,000  QIAGEN N.V. (a)..............................   $  3,830,985   $    3,025,000
                                                                ------------   --------------
                INFORMATION-OTHER TELECOMMUNICATIONS-0.14%
       110,000  Spectrasite Holdings, Inc. (a)...............      1,991,748        1,505,625
                                                                ------------   --------------
                INFORMATION-SOFTWARE PUBLISHERS-6.90%
       302,400  BEA Systems, Inc. (a)........................      1,861,151       11,604,600
       335,500  Informatica Corp. (a)........................     14,899,346        8,010,063
       665,500  Interwoven, Inc. (a).........................     22,007,752       11,022,344
       220,000  Mercury Interactive Corp. (a)................      3,907,319       13,846,250
       110,000  NetIQ Corp. (a)..............................      6,985,994        3,465,000
       137,500  Nuance Communications, Inc. (a)..............      5,476,732        3,162,500
       110,000  Openwave Systems Inc. (a)....................      8,148,591        4,052,813
       718,000  Peregrine Systems, Inc. (a)..................     15,130,126       17,680,750
        81,400  Wind River Systems, Inc. (a).................      2,986,678        1,912,900
                                                                ------------   --------------
                                                                  81,403,689       74,757,220
                                                                ------------   --------------
                MACHINERY MANUFACTURING-AGRICULTURE,
                CONSTRUCTION AND MINING-1.29%
       384,700  National-Oilwell, Inc. (a)...................     13,190,640       13,926,140
                                                                ------------   --------------
                MACHINERY MANUFACTURING-INDUSTRIAL
                MACHINERY-0.87%
       440,000  Lam Research Corp. (a).......................     10,382,826        9,460,000
                                                                ------------   --------------
                MANAGEMENT, SCIENTIFIC AND TECH CONSULTING
                SERVICES-1.33%
       275,000  TMP Worldwide, Inc. (a)......................     14,317,554       14,385,938
                                                                ------------   --------------
                PETROLEUM AND COAL- MINING SUPPORT
                ACTIVITIES-10.06%
       385,000  ENSCO International, Inc.....................      8,608,313       14,672,350
       605,000  Grant Prideco, Inc. (a)......................     10,185,431       11,053,350
       495,000  Nabors Industries, Inc. (a)..................     12,277,892       28,066,500
       357,500  Noble Drilling Corp. (a).....................      9,093,337       16,641,625
       280,600  Santa Fe International Corp..................      8,777,240       10,508,470
       143,100  Smith International, Inc. (with
                  rights) (a)................................     10,539,884       10,818,360

                                                                                   Market
     Shares                                                       Cost (b)       Value (c)
   -----------                                                  ------------   --------------
       330,000  Weatherford International, Inc. (a)..........   $  9,954,017   $   17,169,900
                                                                ------------   --------------
                                                                  69,436,114      108,930,555
                                                                ------------   --------------
                PETROLEUM AND COAL-OIL AND GAS
                EXTRACTION-4.03%
       220,000  Devon Energy Corp............................     12,640,557       12,540,000
       440,000  EOG Resources, Inc...........................     14,149,814       19,184,000
       660,000  Ocean Energy, Inc............................     11,553,342       11,880,000
                                                                ------------   --------------
                                                                  38,343,713       43,604,000
                                                                ------------   --------------
                PROFESSIONAL SERVICES-ADVERTISING AND RELATED
                SERVICES-0.65%
       110,000  Enzon, Inc. (a)..............................      8,951,229        6,991,875
                                                                ------------   --------------
                PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
                AND RELATED-3.67%
        68,700  Internet Security Systems, Inc. (a)..........      5,537,832        3,830,025
       275,000  Lantronix, Inc. (a)..........................      2,750,000        2,389,063
       275,000  ONI Systems, Corp. (a).......................     11,200,310        9,246,875
       436,500  SunGard Data Systems, Inc. (with
                  rights) (a)................................     16,288,169       24,313,050
                                                                ------------   --------------
                                                                  35,776,311       39,779,013
                                                                ------------   --------------
                RETAIL-OTHER GENERAL MERCHANDISE STORES-2.21%
       335,000  BJ's Wholesale Club, Inc. (a)................     11,550,136       15,245,850
       330,000  Family Dollar Stores, Inc....................      7,747,856        8,665,800
                                                                ------------   --------------
                                                                  19,297,992       23,911,650
                                                                ------------   --------------
                RETAIL-SHOE STORES-0.62%
       605,000  Venator Group, Inc. (a)......................      8,511,333        6,661,050
                                                                ------------   --------------
                UTILITIES-ELECTRIC GENERATION, TRANSMISSION
                AND DISTRIBUTION-4.60%
       220,000  Allegheny Energy, Inc........................      9,455,001       10,439,000
       582,800  Calpine Corp. (a)............................      6,442,190       25,928,772
       486,300  NRG Energy, Inc. (a).........................     10,005,382       13,470,510
                                                                ------------   --------------
                                                                  25,902,573       49,838,282
                                                                ------------   --------------
                TOTAL COMMON STOCKS..........................   $807,318,958   $  946,080,033
                                                                ============   ==============

SHORT-TERM INVESTMENTS-11.18%
--------------------------------------------------------------------------------

    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                  --------------
                FINANCE-DEPOSITORY CREDIT BANKING-8.42%
   $   32,512   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 5.46%........   $       32,512
   52,850,000   Wells Fargo Associates Corp., Master Variable
                  Rate Note, Current rate -- 5.45%...........       52,850,000
   38,229,745   Wells Fargo Cash Investment Money Market
                  Fund, Current rate -- 5.39%................       38,229,745
                                                                --------------
                                                                    91,112,257
                                                                --------------

--------------------------------------------------------------------------------

    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                  --------------
                U.S. GOVERNMENT AGENCIES-2.76%
   $10,000,000  FNMA, 5.46% 3-21-2001........................   $    9,968,733
   20,000,000   FHLMC, 5.48% 3-13-2001.......................       19,961,145
                                                                --------------
                                                                    29,929,878
                                                                --------------
                TOTAL SHORT-TERM INVESTMENTS.................      121,042,135
                                                                --------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $928,361,093)(b)...........................   $1,067,122,168
                                                                ==============

 (a) Presently not paying dividend income.
 (b) At February 28, 2001, the cost of securities for federal income tax purposes was $938,593,276 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $250,595,841
Unrealized depreciation.....................................  (122,066,949)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $128,528,892
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.65% of total net assets as of February 28, 2001.

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments
February 28, 2001 (Unaudited)

COMMON STOCKS-84.34%
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            COMPUTER MANUFACTURING-COMMUNICATIONS
            EQUIPMENT-0.14%
    35,650  REMEC, Inc. (a)..............................   $    773,792   $    309,708
                                                            ------------   ------------
            COMPUTER MANUFACTURING-COMPUTER AND
            PERIPHERAL EQUIPMENT-1.65%
   490,000  Read-Rite Corp. (a)..........................      4,569,206      3,782,187
                                                            ------------   ------------
            COMPUTER MANUFACTURING-NAVIGATIONAL,
            MEASURING AND CONTROL INSTRUMENTS-1.44%
    67,000  LeCroy Corp. (a).............................      1,481,300      1,407,000
   110,000  PhotoMedex, Inc. (a).........................      1,711,719        763,125
   135,000  Signal Technology Corp. (a)..................      2,286,094      1,113,750
                                                            ------------   ------------
                                                               5,479,113      3,283,875
                                                            ------------   ------------
            COMPUTER MANUFACTURING-SEMICONDUCTOR,
            ELECTRONIC COMPONENT-9.58%
   225,000  Aeroflex, Inc. (a)...........................      3,145,926      3,009,375
   135,300  Alpha Industries, Inc. (a)...................      3,461,225      2,181,712
    63,000  Caliper Technologies Corp. (a)...............      4,105,584      1,606,500
   146,000  Cirrus Logic, Inc. (a).......................      2,881,836      2,628,000
    58,500  Elantec Semiconductor, Inc. (a)..............      3,445,756      1,159,031
    95,800  Exar Corp. (a)...............................      2,549,187      1,820,200
   150,000  Microsemi Corp. (a)..........................      6,922,080      4,218,750
    76,000  Pixelworks, Inc. (a).........................      3,414,237      1,068,750
   143,000  SMTC Corp. (a)...............................      1,989,033        920,562
   179,800  TriQuint Semiconductor, Inc. (a).............      4,117,192      3,270,112
                                                            ------------   ------------
                                                              36,032,056     21,882,992
                                                            ------------   ------------
            EDUCATION-COLLEGES, UNIVERSITIES AND
            PROFESSIONAL SCHOOLS-5.06%
   155,400  Career Education Corp. (a)...................      2,505,498      7,090,125
   113,700  Corinthian Colleges, Inc. (a)................      3,093,505      4,476,937
                                                            ------------   ------------
                                                               5,599,003     11,567,062
                                                            ------------   ------------
            ENTERTAINMENT-MOTION PICTURE AND VIDEO
            INDUSTRIES-1.39%
    79,500  Macrovision Corp. (a)........................      1,944,220      3,184,969
                                                            ------------   ------------
            FINANCE-AGENCIES, BROKERAGE AND OTHER
            INSURANCE ACTIVITIES-2.33%
   120,000  AdvancePCS (a)...............................      3,622,501      5,325,000
                                                            ------------   ------------
            FINANCE-CONSUMER LENDING-1.41%
   127,800  American Capital Strategies Ltd..............      2,405,941      3,214,969
                                                            ------------   ------------
            FINANCE-DEPOSITORY CREDIT BANKING-5.16%
    89,100  Boston Private Financial Holdings, Inc.            1,245,781      1,509,131
   100,000  Dime Community Bancshares....................      2,405,814      2,650,000
    60,000  Investors Financial Services Corp............      2,775,024      4,721,250
   104,400  Silicon Valley Bancshares (a)................      2,193,009      2,916,675
                                                            ------------   ------------
                                                               8,619,628     11,797,056
                                                            ------------   ------------
            FINANCE-OTHER FINANCIAL INVESTMENT
            ACTIVITIES-2.17%
   162,000  Eaton Vance Corp.............................      2,995,636      4,955,580
                                                            ------------   ------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            FINANCE-OTHER INVESTMENT POOLS AND
            FUNDS-1.64%
   157,500  Allied Capital Corp..........................   $  2,677,500   $  3,760,312
                                                            ------------   ------------
            FOOD MANUFACTURING-OTHER-0.13%
    29,300  Peet's Coffee & Tea, Inc. (a)................        234,400        287,506
                                                            ------------   ------------
            FURNITURE-OFFICE FURNITURE
            MANUFACTURING-0.94%
    88,000  Furniture Brands International, Inc. (a)           2,205,685      2,160,400
                                                            ------------   ------------
            FURNITURE-HOUSEHOLD, INSTITUTIONAL FURNITURE,
            KITCHEN CABINETS-0.91%
    61,000  Ethan Allen Interiors, Inc...................      2,006,478      2,071,560
                                                            ------------   ------------
            HEALTH CARE-HEALTH AND PERSONAL CARE
            STORES-3.89%
   171,150  Accredo Health, Inc. (a).....................      2,799,655      4,974,047
   101,200  PolyMedica Corp. (a).........................      3,350,262      3,921,500
                                                            ------------   ------------
                                                               6,149,917      8,895,547
                                                            ------------   ------------
            HEALTH CARE-MEDICAL AND DIAGNOSTIC
            LABORATORIES-2.81%
    40,000  Laboratory Corporation of America
              Holdings (a)...............................      3,484,712      6,420,000
                                                            ------------   ------------
            HEALTH CARE-MEDICAL EQUIPMENT AND SUPPLIES
            MANUFACTURING-2.23%
    65,000  Cytyc Corp. (a)..............................      3,197,021      4,086,875
   112,500  STAAR Surgical Co. (a).......................      1,575,000      1,012,500
                                                            ------------   ------------
                                                               4,772,021      5,099,375
                                                            ------------   ------------
            HEALTH CARE-PHARMACEUTICAL AND MEDICINE
            MANUFACTURING-13.46%
    58,800  Abgenix, Inc. (a)............................        463,404      1,999,200
   122,600  Adolor Corp. (a).............................      2,315,890      2,291,087
    45,500  Alpharma, Inc. Class A.......................      1,813,685      1,512,875
    99,000  Cell Therapeutics, Inc. (a)..................      4,125,362      2,357,438
    54,500  CIMA Labs, Inc. (a)..........................      2,214,343      3,174,625
   139,500  First Horizon Pharmaceutical Corp. (a)             2,732,003      3,348,000
    60,000  Invitrogen Corp. (a).........................      2,547,610      4,830,000
    35,600  Medarex, Inc. (a)............................      1,034,130        910,025
   146,500  Noven Pharmaceuticals, Inc. (a)..............      2,597,985      4,761,250
    64,000  PRAECIS Pharmaceuticals, Inc. (a)............      2,559,208      1,764,000
   112,500  Tanox, Inc. (a)..............................      3,223,827      3,803,906
                                                            ------------   ------------
                                                              25,627,447     30,752,406
                                                            ------------   ------------
            HEALTH CARE-SCIENTIFIC RESEARCH AND
            DEVELOPMENT SERVICES-4.58%
   113,200  Cell Genesys, Inc. (a).......................      1,566,170      1,818,275
    79,500  Ciphergen Biosystems, Inc. (a)...............      2,775,729        501,844
    90,000  EntreMed, Inc. (a)...........................      1,620,000      1,760,625
    90,000  Exact Sciences Corp. (a).....................      1,260,000        990,000
    60,400  Myriad Genetics, Inc. (a)....................      4,241,692      3,344,650
   135,600  Orchid Biosciences, Inc. (a).................      1,685,091        983,100
   171,500  Variagenics, Inc. (a)........................      2,664,254      1,061,156
                                                            ------------   ------------
                                                              15,812,936     10,459,650
                                                            ------------   ------------

--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            INFORMATION-OTHER TELECOMMUNICATIONS-1.97%
    71,600  Exfo Electro-Optical Engineering,
              Inc. (a)...................................   $  2,747,288   $  1,971,238
   119,600  Oplink Communications, Inc. (a)..............      3,003,061        919,425
    69,300  Peco II, Inc. (a)............................      1,882,514        952,875
   107,800  WJ Communications, Inc. (a)..................      3,043,209        650,169
                                                            ------------   ------------
                                                              10,676,072      4,493,707
                                                            ------------   ------------
            INFORMATION-SOFTWARE PUBLISHERS-5.15%
    45,000  Descartes Systems Group, Inc. (a)............      1,295,869        677,813
    60,000  Interwoven, Inc. (a).........................      1,270,588        993,750
    45,000  MatrixOne, Inc. (a)..........................      1,119,096      1,094,063
    90,000  ONYX Software Corp. (a)......................      1,215,000        978,750
   195,000  Packeteer, Inc. (a)..........................      5,849,165      2,669,063
   180,500  Precise Software Solutions Ltd. (a)..........      5,350,317      3,316,688
   124,100  SynQuest, Inc. (a)...........................      1,812,593        868,700
   190,800  TeleCommunication Systems, Inc.
              Class A (a)................................      2,410,866      1,174,613
                                                            ------------   ------------
                                                              20,323,494     11,773,440
                                                            ------------   ------------
            INFORMATION-WIRELESS TELECOMMUNICATIONS
            CARRIERS-0.60%
    72,400  BreezeCOM Ltd. (a)...........................      2,641,171        873,325
    90,000  o2wireless Solutions, Inc. (a)...............      1,080,000        500,625
                                                            ------------   ------------
                                                               3,721,171      1,373,950
                                                            ------------   ------------
            MACHINERY MANUFACTURING-INDUSTRIAL
            MACHINERY-1.20%
    79,500  Brooks Automation, Inc. (a)..................      2,898,324      2,742,750
                                                            ------------   ------------
            PETROLEUM AND COAL-OIL AND GAS
            EXTRACTION-1.68%
   121,000  ATP Oil & Gas Corp. (a)......................      1,694,000      1,255,375
    68,000  Spinnaker Exploration Co. (a)................      2,180,279      2,584,000
                                                            ------------   ------------
                                                               3,874,279      3,839,375
                                                            ------------   ------------
            PRIMARY METAL MANUFACTURING-PRODUCT FROM
            PURCHASED STEEL-1.20%
   135,100  Maverick Tube Corp. (a)......................      2,292,762      2,742,530
                                                            ------------   ------------

                                                                              Market
   Shares                                                     Cost (b)      Value (c)
   -------                                                  ------------   ------------
            PROFESSIONAL SERVICES-ARCHITECTURAL,
            ENGINEERING AND RELATED-0.88%
    65,000  Plexus Corp. (a).............................   $  2,908,894   $  2,006,875
                                                            ------------   ------------
            PROFESSIONAL SERVICES-COMPUTER SYSTEMS DESIGN
            AND RELATED-3.00%
    93,400  Ixia (a).....................................      2,067,576      2,148,200
   100,000  Numerical Technologies, Inc. (a).............      2,669,817      1,543,750
    62,800  SpeechWorks International, Inc. (a)..........      2,684,082      1,032,275
    45,000  Tricord Systems, Inc. (a)....................        587,178        406,406
   113,700  WebTrends Corp. (a)..........................      4,245,228      1,719,713
                                                            ------------   ------------
                                                              12,253,881      6,850,344
                                                            ------------   ------------
            REAL ESTATE, RENTAL AND LEASING-CONSUMER
            GOODS RENTAL-1.45%
    75,000  Rent-A-Center, Inc. (a)......................      2,424,098      3,309,375
                                                            ------------   ------------
            RETAIL-CLOTHING STORES-1.88%
   160,500  Charlotte Russe Holding, Inc. (a)............      2,304,270      4,303,406
                                                            ------------   ------------
            WHOLESALERS-APPAREL, PIECE GOODS AND
            NOTIONS-1.47%
   119,050  Kenneth Cole Productions, Inc.
              Class A (a)................................      3,099,611      3,363,163
                                                            ------------   ------------
            WHOLESALERS-ELECTRICAL GOODS-0.54%
   121,500  Nu Horizons Electronics Corp. (a)............      2,334,642      1,245,375
                                                            ------------   ------------
            WHOLESALERS-GROCERY AND RELATED
            PRODUCTS-1.63%
    70,100  Performance Food Group Co. (a)...............      2,966,438      3,715,300
                                                            ------------   ------------
            WHOLESALERS-PROFESSIONAL AND COMMERCIAL
            EQUIPMENT-0.77%
   181,600  BioSource International, Inc. (a)............      3,177,687      1,770,600
                                                            ------------   ------------
            TOTAL COMMON STOCKS..........................   $210,267,815   $192,740,344
                                                            ============   ============

SHORT-TERM INVESTMENTS-15.95%
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                FINANCE-CONSUMER LENDING-5.09%
   $11,630,000  Wells Fargo Associates Corp., Master Variable
                  Rate Note, Current rate -- 5.45%...........   $ 11,630,000
                                                                ------------
                FINANCE-DEPOSITORY CREDIT BANKING-0.00%
        4,876   U.S. Bank N.A. Money Market Variable Rate
                  Time Deposit, Current rate -- 5.46%........          4,876
                                                                ------------
                FINANCE-OTHER INVESTMENT POOLS AND
                FUNDS-1.65%
    3,765,424   Wells Fargo Cash Investment Money Market
                  Fund, Current rate -- 5.39%................      3,765,424
                                                                ------------
                U.S. GOVERNMENT AGENCIES-8.73%
   10,000,000   FNMA, 5.39% 3-27-2001........................      9,960,325
   10,000,000   FHLMC, 5.48% 3-13-2001.......................      9,980,572
                                                                ------------
                                                                  19,940,897
                                                                ------------

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)
Schedule of Investments
February 28, 2001 (Unaudited)

SHORT-TERM INVESTMENTS-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                      Market
     Amount                                                      Value (c)
   -----------                                                  ------------
                U.S. TREASURY BILLS-0.48%
   $1,100,000   U.S. Treasury Bill, 4.67% 3-15-2001 (e)......   $  1,097,894
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS.................     36,439,091
                                                                ------------
                TOTAL INVESTMENTS IN SECURITIES (COST:
                  $246,706,906) (B)..........................   $229,179,435
                                                                ============

 (a) Presently not paying dividend income.
 (b) At February 28, 2001, the cost of securities for federal income tax purposes was $246,722,478 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $39,649,064
Unrealized depreciation.....................................  (57,192,107)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(17,543,043)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.10% of total net assets as of February 28, 2001.
 (e) Security pledged as initial margin deposit for open long financial futures position detailed below:

     FINANCIAL FUTURES-LONG

                                                                                                             Unrealized
                                                                             Market Value                  Appreciation/
                                                               Number of      Covered by                   (Depreciation)
Issuer                                                        Contract(s)    Contract(s)     Expiration      at 2/28/01
------                                                        -----------   --------------   -----------   --------------
Russell 2000................................................      54         $12,830,400     March 2001      ($807,800)

FORTIS STOCK FUNDS

Statements of Assets and Liabilities

(Unaudited)

February 28, 2001

--------------------------------------------------------------------------------

                                             ASSET                    GROWTH &                                    CAPITAL
                                           ALLOCATION      VALUE       INCOME       CAPITAL         GROWTH      APPRECIATION
                                           PORTFOLIO       FUND         FUND          FUND           FUND        PORTFOLIO
                                           ----------      ----       --------        ----           ----       ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market (cost $251,394,100;
    $48,872,224; $36,070,676;
    $534,956,492; $928,361,093; and
    $246,706,906 respectively) (Note
    1)..................................  $261,558,617  $53,319,409  $40,272,128  $570,979,953  $1,067,122,168  $229,179,435
  Collateral for securities lending
    transactions (Note 1)...............    28,800,787    6,698,920    2,976,007    88,642,940     102,747,737    42,912,331
  Receivables:
    Investment securities sold..........     1,130,761      213,779      447,343     2,854,478      20,096,978     1,046,060
    Interest and dividends..............     1,722,827       56,406       81,027       750,673         514,652        68,180
    Subscriptions of capital stock......         4,984           --        6,700        39,659              --       182,594
  Deferred registration costs (Note
    1)..................................        47,364       28,222       25,540        37,931          85,361        65,147
  Prepaid expenses......................         3,956          751          478        10,303          38,444         6,927
                                          ------------  -----------  -----------  ------------  --------------  ------------
TOTAL ASSETS............................   293,269,296   60,317,487   43,809,223   663,315,937   1,190,605,340   273,460,674
                                          ------------  -----------  -----------  ------------  --------------  ------------
LIABILITIES:
  Option contracts written, at value
    (premiums received $0; $524,823; $0;
    $0; $0; and $0 respectively)........            --      606,490           --            --              --            --
  Payable upon return of securities
    loaned (Note 1).....................    28,800,787    6,698,920    2,976,007    88,642,940     102,747,737    42,912,331
  Payable for investment securities
    purchased...........................       490,119           --      178,934     3,447,180       3,643,448     1,620,000
  Redemptions of capital stock..........       146,495        4,541          200        51,083         693,860        94,751
  Payable for investment advisory and
    management fees (Note 2)............       178,520       40,876       31,894       350,632         667,658       175,045
  Payable for distribution fees (Note
    2)..................................         4,440          822          624         5,769           8,853         3,851
  Accounts payable and accrued
    expenses............................        34,686       21,925       14,802        71,932         103,033       135,788
                                          ------------  -----------  -----------  ------------  --------------  ------------
TOTAL LIABILITIES.......................    29,655,047    7,373,574    3,202,461    92,569,536     107,864,589    44,941,766
                                          ------------  -----------  -----------  ------------  --------------  ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    10,000,000,000; 10,000,000,000;
    10,000,000,000; 10,000,000,000;
    100,000,000,000; 10,000,000,000
    shares; respectively................   252,694,731   46,165,023   35,125,409   533,619,392     967,720,783   275,477,509
  Unrealized appreciation (depreciation)
    of investments......................    10,164,517    4,365,518    4,201,452    36,023,461     138,761,075   (18,335,271)
  Undistributed net investment income
    (loss)..............................     1,098,785      (61,011)      36,898      (165,316)     (2,571,016)     (765,589)
  Accumulated net realized gain (loss)
    from the sale of investments........      (343,784)   2,474,383    1,243,003     1,268,864     (21,170,091)  (27,857,741)
                                          ------------  -----------  -----------  ------------  --------------  ------------
TOTAL NET ASSETS........................  $263,614,249  $52,943,913  $40,606,762  $570,746,401  $1,082,740,751  $228,518,908
                                          ============  ===========  ===========  ============  ==============  ============
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
Class A shares (based on net assets of
  $180,797,025; $30,740,608;
  $23,968,042; $482,114,938;
  $823,743,672; and $166,154,457;
  respectively and 11,540,868;
  2,147,944; 1,625,860; 28,821,981;
  33,383,217; and, 6,851,622 shares
  outstanding; respectively)............        $15.67       $14.31       $14.74        $16.73          $24.68        $24.25
                                          ------------  -----------  -----------  ------------  --------------  ------------
Class B shares (based on net assets of
  $25,667,153; $9,361,715; $7,889,399;
  $32,931,845; $33,828,495; and
  $23,534,924; respectively and
  1,652,898; 674,502; 540,612;
  2,144,054; 1,511,953; and, 1,040,405
  shares outstanding; respectively).....        $15.53       $13.88       $14.59        $15.36          $22.37        $22.62
                                          ------------  -----------  -----------  ------------  --------------  ------------
Class C shares (based on net assets of
  $12,614,590; $3,141,842; $2,369,055;
  $8,955,751; $8,169,242; and
  $8,764,697; respectively and 816,861;
  226,239; 162,321; 583,037; 365,036;
  and, 387,150 shares outstanding;
  respectively).........................        $15.44       $13.89       $14.59        $15.36          $22.38        $22.64
                                          ------------  -----------  -----------  ------------  --------------  ------------
Class H shares (based on net assets of
  $41,772,096; $9,699,748; $6,380,266;
  $46,743,867; $70,266,577; and
  $30,064,830; respectively and
  2,692,862; 698,299; 437,125;
  3,039,299; 3,136,224; and, 1,327,902
  shares outstanding; respectively).....        $15.51       $13.89       $14.60        $15.38          $22.40        $22.64
                                          ------------  -----------  -----------  ------------  --------------  ------------
Class Z shares (based on net assets of
  $2,763,385; $0; $0; $0; $146,732,765;
  and $0; respectively and 176,433; 0;
  0; 0; 5,788,017; and, 0 shares
  outstanding; respectively)............        $15.66           --           --            --          $25.35            --
                                          ------------  -----------  -----------  ------------  --------------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Operations

(Unaudited)

For The Six-Month Period Ended February 28, 2001

--------------------------------------------------------------------------------

                                             ASSET                   GROWTH &                                     CAPITAL
                                           ALLOCATION     VALUE       INCOME        CAPITAL        GROWTH      APPRECIATION
                                           PORTFOLIO       FUND        FUND          FUND           FUND         PORTFOLIO
                                           ----------      ----      --------        ----           ----       ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $ 4,150,771   $ 129,422   $   92,430   $     609,841  $   3,781,573  $   1,009,376
    Dividend income.....................      841,954     314,082      310,258       2,897,431        730,720        381,271
    Fee income (Note 1).................       32,545       4,692        2,463          94,584             --        165,569
                                          ------------  ----------  -----------  -------------  -------------  -------------
  Total income..........................    5,025,270     448,196      405,151       3,601,856      4,512,293      1,556,216
                                          ------------  ----------  -----------  -------------  -------------  -------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................    1,175,737     275,292      209,637       2,438,311      4,851,799      1,310,744
    Distribution fees (Class A) (Note
      2)................................      425,422      43,908       30,808         671,545      1,255,516        518,704
    Distribution fees (Class B) (Note
      2)................................      127,267      40,314       40,223         175,442        194,386        151,401
    Distribution fees (Class C) (Note
      2)................................       65,175      13,966       12,284          48,972         47,257         56,585
    Distribution fees (Class H) (Note
      2)................................      211,357      45,380       33,898         254,505        418,890        194,205
    Registration fees...................       32,233      21,819       20,827          56,036         49,589         27,204
    Shareholders' notices and reports...       20,827       2,976        2,678          42,151        142,816         16,613
    Legal and auditing fees (Note 2)....       14,009       8,554        8,405          22,638         37,762         13,215
    Custodian fees......................       17,356       8,926        5,207          21,819         33,721         19,836
    Directors' fees and expenses........        5,951       2,727        2,579          17,802         21,819          7,247
    Other...............................        7,141       1,532        1,289          17,951         29,754          6,051
                                          ------------  ----------  -----------  -------------  -------------  -------------
  Total expenses........................    2,102,475     465,394      367,835       3,767,172      7,083,309      2,321,805
                                          ------------  ----------  -----------  -------------  -------------  -------------
NET INVESTMENT GAIN (LOSS)..............    2,922,795     (17,198)      37,316        (165,316)    (2,571,016)      (765,589)
                                          ------------  ----------  -----------  -------------  -------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 1):
  Net realized gain (loss) from security
    transactions........................      151,948   3,216,884    1,237,055       1,419,734    (20,113,139)   (26,442,833)
  Options and/ or futures contracts.....           --     245,684           --              --             --             --
                                          ------------  ----------  -----------  -------------  -------------  -------------
NET REALIZED GAIN (LOSS) ON
  INVESTMENTS...........................      151,948   3,462,568    1,237,055       1,419,734    (20,113,139)   (26,442,833)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS IN
  SECURITIES............................  (28,858,882)  1,600,794   (4,317,005)   (121,370,282)  (444,507,341)  (155,014,824)
                                          ------------  ----------  -----------  -------------  -------------  -------------
NET GAIN (LOSS) ON INVESTMENTS..........  (28,706,934)  5,063,362   (3,079,950)   (119,950,548)  (464,620,480)  (181,457,657)
                                          ------------  ----------  -----------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $(25,784,139) $5,046,164  $(3,042,634) $(120,115,864) $(467,191,496) $(182,223,246)
                                          ============  ==========  ===========  =============  =============  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

ADVANTAGE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                   FOR THE
                                                              SIX-MONTH PERIOD
                                                                    ENDED            FOR THE
                                                              FEBRUARY 28, 2001    YEAR ENDED
                                                                 (UNAUDITED)     AUGUST 31, 2000
                                                              -----------------  ---------------
OPERATIONS:
  Net investment income.....................................    $  2,922,795      $  4,998,459
  Net realized gain from security transactions..............         151,948        21,790,069
  Net change in unrealized appreciation (depreciation) on
    investments in securities...............................     (28,858,882)       24,145,234
                                                                ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     (25,784,139)       50,933,762
                                                                ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................      (2,039,059)       (3,800,459)
    Class B.................................................        (198,945)         (307,326)
    Class C.................................................        (101,244)         (183,907)
    Class H.................................................        (332,643)         (562,477)
    Class Z.................................................         (29,746)          (36,886)
From net realized gains on investments
  Class A...................................................     (13,511,499)      (28,765,666)
  Class B...................................................      (1,835,520)       (2,989,221)
  Class C...................................................        (915,390)       (1,826,079)
  Class H...................................................      (3,013,477)       (5,604,557)
  Class Z...................................................        (167,661)         (166,650)
                                                                ------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................     (22,145,184)      (44,243,228)
                                                                ------------      ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from sale of shares
  Class A (719,148 and 1,709,624 shares)....................      11,971,728        31,414,506
  Class B (236,527 and 480,559 shares)......................       3,948,801         8,741,124
  Class C (117,464 and 314,472 shares)......................       1,942,357         5,707,969
  Class H (341,067 and 741,888 shares)......................       5,710,620        13,470,043
  Class Z (70,871 and 118,503 shares).......................       1,184,850         2,138,112
Proceeds from shares issued as a result of reinvested
  dividends
  Class A (923,158 and 1,766,633 shares)....................      14,843,386        30,955,039
  Class B (124,751 and 185,526 shares)......................       1,987,659         3,223,195
  Class C (62,960 and 113,942 shares).......................         997,739         1,969,213
  Class H (203,211 and 344,468 shares)......................       3,234,144         5,980,036
  Class Z (12,271 and 11,580 shares)........................         197,390           203,505
Less cost of repurchase of shares
  Class A (1,099,425 and 2,124,754 shares)..................     (18,357,746)      (39,245,402)
  Class B (129,459 and 196,333 shares)......................      (2,147,012)       (3,578,176)
  Class C (173,193 and 181,819 shares)......................      (2,994,563)       (3,292,139)
  Class H (235,028 and 572,891 shares)......................      (3,906,770)      (10,496,186)
  Class Z (32,513 and 48,558 shares)........................        (561,201)         (874,110)
                                                                ------------      ------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........      18,051,382        46,316,729
                                                                ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     (29,877,941)       53,007,263
NET ASSETS:
Beginning of period.........................................     293,492,190       240,484,927
                                                                ------------      ------------
End of period (includes undistributed net investment income
  of $1,098,785 and $877,627, respectively).................    $263,614,249      $293,492,190
                                                                ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

VALUE FUND
--------------------------------------------------------------------------------

                                                                   FOR THE
                                                              SIX-MONTH PERIOD
                                                                    ENDED            FOR THE
                                                              FEBRUARY 28, 2001    YEAR ENDED
                                                                 (UNAUDITED)     AUGUST 31, 2000
                                                              -----------------  ---------------
OPERATIONS:
  Net investment loss.......................................    $    (17,198)     $    (55,248)
  Net realized gain from security transactions..............       3,462,568         5,163,476
  Net change in unrealized appreciation of investments in
    securities..............................................       1,600,794         2,288,455
                                                                ------------      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........       5,046,164         7,396,683
                                                                ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................         (43,813)               --
  From net realized gains on investments
    Class A.................................................      (3,614,007)       (2,711,156)
    Class B.................................................        (719,686)         (475,111)
    Class C.................................................        (257,450)         (173,230)
    Class H.................................................        (827,136)         (558,428)
                                                                ------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................      (5,462,092)       (3,917,925)
                                                                ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (410,864 and 2,280,356 shares)..................       5,838,287        29,790,191
    Class B (125,216 and 145,708 shares)....................       1,731,754         1,863,577
    Class C (49,573 and 43,191 shares)......................         682,206           556,468
    Class H (106,677 and 166,534 shares)....................       1,467,670         2,137,878
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (269,588 and 166,040 shares)....................       3,609,843         2,047,270
    Class B (54,972 and 38,026 shares)......................         715,182           459,735
    Class C (19,328 and 14,271 shares)......................         251,658           172,534
    Class H (63,093 and 45,843 shares)......................         821,468           554,237
  Less cost of repurchase of shares
    Class A (1,327,417 and 2,234,865 shares)................     (18,230,338)      (28,397,043)
    Class B (53,212 and 146,187 shares).....................        (730,036)       (1,861,275)
    Class C (33,506 and 56,869 shares)......................        (456,516)         (726,966)
    Class H (101,912 and 197,431 shares)....................      (1,406,933)       (2,505,700)
                                                                ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS..............................................      (5,705,755)        4,090,906
                                                                ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      (6,121,683)        7,569,664
NET ASSETS:
  Beginning of period.......................................      59,065,596        51,495,932
                                                                ------------      ------------
  End of period (includes excess of distributions over net
    investment income of ($61,011) and $0, respectively)....    $ 52,943,913      $ 59,065,596
                                                                ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                   FOR THE
                                                              SIX-MONTH PERIOD
                                                                    ENDED            FOR THE
                                                              FEBRUARY 28, 2001    YEAR ENDED
                                                                 (UNAUDITED)     AUGUST 31, 2000
                                                              -----------------  ---------------
OPERATIONS:
  Net investment income.....................................      $    37,316      $   108,905
  Net realized gain from security transactions..............        1,237,055        3,026,489
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................       (4,317,005)       3,415,939
                                                                  -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................       (3,042,634)       6,551,333
                                                                  -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................          (64,784)        (118,784)
    Class B.................................................               --           (5,120)
    Class C.................................................               --           (1,709)
    Class H.................................................               --           (4,962)
  From net realized gains on investments
    Class A.................................................       (1,584,950)        (412,864)
    Class B.................................................         (524,333)        (121,067)
    Class C.................................................         (162,500)         (41,807)
    Class H.................................................         (445,153)        (115,665)
                                                                  -----------      -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................       (2,781,720)        (821,978)
                                                                  -----------      -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (156,553 and 326,487 shares)....................        2,463,794        5,144,510
    Class B (54,357 and 118,698 shares).....................          849,899        1,871,079
    Class C (13,299 and 27,702 shares)......................          209,192          429,027
    Class H (25,098 and 109,133 shares).....................          391,250        1,720,055
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (104,883 and 33,529 shares).....................        1,602,617          519,035
    Class B (33,996 and 7,966 shares).......................          515,373          124,468
    Class C (10,482 and 2,729 shares).......................          158,909           42,638
    Class H (28,858 and 7,390 shares).......................          437,495          115,458
  Less cost of repurchase of shares
    Class A (162,896 and 592,081 shares)....................       (2,598,746)      (9,321,415)
    Class B (45,834 and 114,019 shares).....................         (722,194)      (1,796,652)
    Class C (15,034 and 42,433 shares)......................         (235,897)        (668,686)
    Class H (47,283 and 176,808 shares).....................         (740,153)      (2,767,097)
                                                                  -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS..............................................        2,331,539       (4,587,580)
                                                                  -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................       (3,492,815)       1,141,775
NET ASSETS:
  Beginning of period.......................................       44,099,577       42,957,802
                                                                  -----------      -----------
  End of period (includes undistributed net investment
    income of $36,898 and $64,366, respectively)............      $40,606,762      $44,099,577
                                                                  ===========      ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL FUND
--------------------------------------------------------------------------------

                                                                   FOR THE
                                                              SIX-MONTH PERIOD
                                                                    ENDED            FOR THE
                                                              FEBRUARY 28, 2001    YEAR ENDED
                                                                 (UNAUDITED)     AUGUST 31, 2000
                                                              -----------------  ---------------
OPERATIONS:
  Net investment loss.......................................   $     (165,316)   $   (2,717,474)
  Net realized gain from security transactions..............        1,419,734       114,430,011
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................     (121,370,282)       78,996,803
                                                               --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     (120,115,864)      190,709,340
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    Class A.................................................      (84,537,485)     (127,601,625)
    Class B.................................................       (5,782,631)       (6,184,590)
    Class C.................................................       (1,605,079)       (1,747,450)
    Class H.................................................       (8,431,465)       (9,997,297)
                                                               --------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................     (100,356,660)     (145,530,962)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (779,760 and 3,116,868 shares)..................       15,119,150        70,937,477
    Class B (237,948 and 504,569 shares)....................        4,275,501        10,725,463
    Class C (77,539 and 204,551 shares).....................        1,396,469         4,384,826
    Class H (258,954 and 658,845 shares)....................        4,682,700        14,082,716
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (4,392,752 and 5,521,194 shares)................       79,241,810       109,761,564
    Class B (343,568 and 328,954 shares)....................        5,703,192         6,144,862
    Class C (96,568 and 93,012 shares)......................        1,603,031         1,737,472
    Class H (496,580 and 525,873 shares)....................        8,250,128         9,833,848
  Less cost of repurchase of shares
    Class A (2,161,535 and 7,002,235 shares)................      (41,447,761)     (156,163,722)
    Class B (155,428 and 257,162 shares)....................       (2,809,320)       (5,519,205)
    Class C (81,894 and 69,338 shares)......................       (1,485,650)       (1,472,555)
    Class H (262,296 and 510,063 shares)....................       (4,750,129)      (11,063,331)
                                                               --------------    --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........       69,779,121        53,389,415
                                                               --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     (150,693,403)       98,567,793
NET ASSETS:
  Beginning of period.......................................      721,439,804       622,872,011
                                                               --------------    --------------
  End of period (includes excess of distributions over net
    investment income of ($165,316) and $0, respectively)...   $  570,746,401    $  721,439,804
                                                               ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH FUND
--------------------------------------------------------------------------------

                                                                   FOR THE
                                                              SIX-MONTH PERIOD
                                                                    ENDED            FOR THE
                                                              FEBRUARY 28, 2001    YEAR ENDED
                                                                 (UNAUDITED)     AUGUST 31, 2000
                                                              -----------------  ---------------
OPERATIONS:
  Net investment loss.......................................   $   (2,571,016)   $   (7,261,711)
  Net realized gain (loss) from security transactions.......      (20,113,139)      329,645,180
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................     (444,507,341)      404,353,903
                                                               --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     (467,191,496)      726,737,372
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.................................................     (224,721,476)     (161,527,542)
    Class B.................................................       (9,277,223)       (4,775,505)
    Class C.................................................       (2,250,954)       (1,113,135)
    Class H.................................................      (19,979,876)      (11,826,752)
    Class Z.................................................      (42,781,870)      (23,575,253)
                                                               --------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................     (299,011,399)     (202,818,187)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,103,449 and 2,190,248 shares)................       35,338,282        81,678,696
    Class B (235,475 and 291,506 shares)....................        7,280,847        10,512,447
    Class C (67,447 and 95,125 shares)......................        2,105,939         3,396,384
    Class H (296,123 and 508,973 shares)....................        9,000,514        18,092,803
    Class Z (329,621 and 1,406,751 shares)..................       10,912,389        56,652,942
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (7,400,330 and 5,123,068 shares)................      215,126,761       150,002,846
    Class B (345,886 and 171,340 shares)....................        9,135,666         4,698,153
    Class C (84,651 and 40,027 shares)......................        2,236,483         1,097,537
    Class H (746,871 and 425,701 shares)....................       19,754,738        11,681,176
    Class Z (1,394,392 and 763,543 shares)..................       41,594,717        22,753,587
  Less cost of repurchase of shares
    Class A (1,595,376 and 4,675,256 shares)................      (51,674,234)     (172,622,113)
    Class B (91,631 and 132,147 shares).....................       (2,663,234)       (4,627,149)
    Class C (31,697 and 48,720 shares)......................         (891,302)       (1,623,319)
    Class H (206,681 and 360,901 shares)....................       (6,147,644)      (12,695,963)
    Class Z (928,225 and 1,006,314 shares)..................      (27,963,911)      (36,361,483)
                                                               --------------    --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........      263,146,011       132,636,544
                                                               --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     (503,056,884)      656,555,729
NET ASSETS:
  Beginning of period.......................................    1,585,797,635       929,241,906
                                                               --------------    --------------
  End of period (includes excess of distributions over net
    investment of ($2,571,016) and $0, respectively)........   $1,082,740,751    $1,585,797,635
                                                               ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

ADVANTAGE CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                   FOR THE
                                                              SIX-MONTH PERIOD
                                                                    ENDED            FOR THE
                                                              FEBRUARY 28, 2001    YEAR ENDED
                                                                 (UNAUDITED)     AUGUST 31, 2000
                                                              -----------------  ---------------
OPERATIONS:
  Net investment loss.......................................    $    (765,589)   $   (3,347,592)
  Net realized gain (loss) from security transactions.......      (26,442,833)      106,755,209
  Net change in unrealized appreciation (depreciation) of
    investments in securities...............................     (155,014,824)      106,092,605
                                                                -------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     (182,223,246)      209,500,222
                                                                -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.................................................      (67,346,907)      (43,866,932)
    Class B.................................................       (9,155,431)       (3,478,903)
    Class C.................................................       (3,305,036)       (1,168,415)
    Class H.................................................      (11,627,571)       (6,295,778)
                                                                -------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................      (91,434,945)      (54,810,028)
                                                                -------------    --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (694,062 and 1,707,007 shares)..................       24,780,510        87,494,320
    Class B (169,773 and 337,973 shares)....................        6,108,284        16,971,885
    Class C (74,967 and 205,148 shares).....................        2,558,725         9,771,866
    Class H (151,842 and 274,933 shares)....................        5,357,397        13,692,953
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (2,034,950 shares)..............................       65,138,687        42,606,677
    Class B (300,492 shares)................................        8,981,240         3,443,402
    Class C (109,110 shares)................................        3,265,667         1,167,364
    Class H (381,401 shares)................................       11,415,386         6,154,196
  Less cost of repurchase of shares
    Class A (1,078,095 and 1,750,223 shares)................      (35,478,177)      (84,515,959)
    Class B (93,196 and 99,482 shares)......................       (2,971,193)       (4,957,119)
    Class C (44,706 and 93,762 shares)......................       (1,505,647)       (4,113,157)
    Class H (81,330 and 167,054 shares).....................       (2,903,557)       (8,114,751)
                                                                -------------    --------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........       84,747,322        79,601,677
                                                                -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     (188,910,869)      234,291,871
NET ASSETS:
  Beginning of period.......................................      417,429,777       183,137,906
                                                                -------------    --------------
  End of period (includes excess of distributions over net
    investment income of ($765,589) and $0, respectively)...    $ 228,518,908    $  417,429,777
                                                                =============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Notes to Financial Statements

(Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The funds or portfolios (the funds) are open-end, diversified management investment companies, each of which have different investment objectives and their own investment portfolios and net asset values. Asset Allocation and Capital Appreciation Portfolios are funds within Fortis Advantage Portfolios, Inc. ("Fortis Advantage"), Fortis Value Fund, Fortis Growth & Income Fund and Fortis Capital Fund are funds within Fortis Equity Portfolios, Inc. ("Fortis Equity") and Fortis Growth Fund is a fund within Fortis Growth Fund, Inc. The investment objectives of each fund are as follows:

   - The objective of the Fortis Asset Allocation Portfolio is maximum total return on invested capital, to be derived mainly from capital appreciation, dividends and interest.

   - The objective of Fortis Value Fund is short and long-term capital appreciation. Current income is only a secondary objective. The portfolio invests primarily in equity securities and selects stocks based on a concept of fundamental value.

   - The objective of the Fortis Growth & Income Fund is capital appreciation and current income. The fund invests primarily in equity securities that provide an income component.

   - The objective of the Fortis Capital Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Growth Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Capital Appreciation Portfolio is maximum long-term capital appreciation. Dividend and interest income from investments, if any, is incidental.

   The Articles of Incorporation of Fortis Advantage and Fortis Equity permits the Board of Directors to create additional funds in the future.

   The Fortis Advantage Portfolios, Fortis Equity Portfolios and Fortis Growth Fund offer Class A, Class B, Class C and Class H shares. Fortis Growth Fund and Advantage Asset Allocation also issue Class Z shares.

   Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to contingent deferred sales charge for one year. Class Z shares are sold without a front-end sales charge or a contingent deferred sales charge and have no distribution fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Asset Allocation Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. The funds investing in fixed income securities amortize original issue discount, long term bond premium, and market discount.

   For the period ended February 28, 2001, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

                                                      Cost of         Proceeds
                                                     Purchases       from Sales
   -----------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $179,583,218    $184,010,763
   Value Fund...................................      34,163,617      47,673,310
   Growth & Income Fund.........................      20,370,356      21,143,648
   Capital Fund.................................     418,634,634     457,441,617
   Growth Fund..................................     668,268,297     757,500,308
   Capital Appreciation Portfolio...............     116,691,701     145,129,414

   LENDING OF PORTFOLIO SECURITIES: At February 28, 2001, securities were on loan to brokers from the funds. For collateral, the funds' custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. The risks to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than

FORTIS STOCK FUNDS

(Unaudited)

--------------------------------------------------------------------------------
   amounts required to be returned to the borrowers. Value of securities on loan and fee income from securities lending was as follows for the period ended February 28, 2001:

                                                                                     Fee Income
                                                                                   For the Period
                                                                                       Ended
                                                    Securities                      February 28,
                                                      On Loan       Collateral          2001
   ----------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $27,306,669    $ 28,800,787       $ 32,545
   Value Fund...................................      6,244,193       6,698,920          4,692
   Growth & Income Fund.........................      2,772,061       2,976,007          2,463
   Capital Fund.................................     83,292,110      88,642,940         94,584
   Growth Fund..................................     95,982,378     102,747,737         28,925
   Capital Appreciation Portfolio...............     37,804,038      42,912,331        165,569

   FEDERAL TAXES: The funds intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. For tax purposes, each fund is a single taxable entity.

   On a calendar year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of federal excise taxes.

   Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the wash sale transactions. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of Fortis Asset Allocation Portfolio to pay quarterly distributions from net investment income; and pay annual distributions from net investment income, if any, for Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Portfolio. Distributions of net realized capital gains, if any, are made annually by each fund. The distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the fund at net asset value without any charge to the shareholder.

   For federal income tax purposes the funds may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

   ILLIQUID SECURITIES: At February 28, 2001, investments in securities for the Asset Allocation Portfolio and the Growth & Income Fund included issues that are illiquid. The funds currently limit investments in illiquid securities to 15% of net assets; at market value, at the date of purchase. The aggregate value of such securities at February 28, 2001, was $1,004,195 in the Asset Allocation Portfolio and; $715,162 in the Growth & Income Fund, which represents .38% and 1.76% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   FUTURES TRANSACTIONS: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Capital Appreciation Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Notes to the Schedule of Investments). Investment in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the Board of Trade on which the contract is traded and is subject to change. Contracts open as of February 28, 2001, and their related unrealized market appreciation are set forth in the Notes to the Schedule of Investments.

   OPTIONS TRANSACTIONS: Certain funds may write covered call and secured put options, and purchase and sell put and call options on securities written by others in order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investments. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

   Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or

--------------------------------------------------------------------------------
   call option is adjusted by the amount of premium received or paid. The Value Fund contracts and premium amounts associated with options contracts written are as follows:

                                                             For the six-month period ended
                                                                   February 28, 2001
                                                                          Puts
                                                    ------------------------------------------------
                                                    Contracts     Premium     Contracts     Premium
   -------------------------------------------------------------------------------------------------
   Balance Aug 31, 2000.........................        --              --         --             --
   Opened.......................................       613       $ 218,258      1,637      $ 750,864
   Closed.......................................      (220)        (59,124)      (860)      (385,175)
   Exercised....................................        --              --         --             --
   Expired......................................        --              --         --             --
   -------------------------------------------------------------------------------------------------
   Balance Feb 28, 2001.........................       393       $ 159,134        777      $ 365,689
                                                      ----       ---------     ------      ---------

   NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for the fiscal years beginning after December 15, 2000. The revised guide is not expected to have a significant impact on the funds' financial position, statements of operations, changes in net assets and financial highlights.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), was the investment adviser for each fund as of February 28, 2001 (see Note 3 Acquisition). Investment advisory and management fees are computed for each of the funds at an annual rate of 1.00% of the first $100 million of average daily net assets, .80% for the next $150 million, and .70% for average daily net assets over $250 million.

   In addition to the investment advisory and management fee, Classes A, B, C, and H pay Fortis Investors, Inc. (the funds' principal underwriter) distribution fees equal to .45% of average daily net assets for Class A for each of Asset Allocation and Capital Appreciation Portfolios and .25% of average daily net assets for Class A for each of Value Fund, Growth & Income Fund, Capital Fund, and Growth Fund and 1.00% of average daily net assets for Classes B, C, and H for each fund on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers or redeemers of the funds' shares) as follows:

                                                    Class A     Class B    Class C    Class H
   ------------------------------------------------------------------------------------------
   Asset Allocation Portfolio...................    $241,739    $18,441    $4,254     $37,523

   ------------------------------------------------------------------------------------------
   Value Fund...................................       9,626      3,754       359      10,583
                                                    Class A     Class B    Class C    Class H
   Growth & Income Fund.........................      35,569      8,998       220       6,940
   Capital Fund.................................     331,403     17,347     1,454      44,462
   Growth Fund..................................     710,218     17,009     1,651      52,673
   Capital Appreciation Portfolio...............     411,644     27,520     1,551      25,059

   For the period ended February 28, 2001, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

                                                    Amount
   --------------------------------------------------------
   Asset Allocation Portfolio...................    $ 3,769
   Value Fund...................................        793
   Growth & Income Fund.........................        645
   Capital Fund.................................      9,918
   Growth Fund..................................     24,299
   Capital Appreciation.........................      3,719

3. ACQUISITION: On April 2, 2001, The Hartford Financial Services Group ("The Hartford") acquired Fortis Advisers, Inc. and its subsidiaries, including Fortis Investors, Inc. The Hartford is a leading insurance and financial services company with over $171.5 billion in assets. Hartford Investment Financial Services Company ("HIFSCO") is a wholly-owned indirect subsidiary of The Hartford. As a result of the acquisition, HIFSCO became (with approval by the funds' Board of Directors) the interim investment adviser to the funds. Shareholders of record on April 12, 2001 will be asked to approve a definitive investment advisory agreement with HIFSCO at a special meeting of shareholders to be held on or about May 31, 2001. HIFSCO has entered into interim investment sub-advisory agreements on behalf of each Fund with Wellington Management Company, LLP. At the above-referenced shareholder meeting, shareholders will be asked to approve the definitive investment sub-advisory agreements. Hartford Administrative Services Company, formerly Fortis Advisers, Inc., serves as the funds' transfer agent and dividend agent. Woodbury Financial Services, Inc., formerly Fortis Investors, Inc., is the principal distributor of the funds.

FORTIS STOCK FUNDS

(Unaudited)

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Funds was as follows:

                                                                       Class A
                                           ---------------------------------------------------------------
                                                                Year Ended August 31,
                                           ---------------------------------------------------------------
ASSET ALLOCATION                            2001**      2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  18.70   $  18.43   $  16.91   $  18.98   $  16.48   $  16.52
                                           --------   --------   --------   --------   --------   --------

Operations:
  Investment income - net...............        .20        .37        .30        .39        .39        .47
  Net realized and unrealized gain
    (loss) on investments...............      (1.80)      3.30       3.47        .13       3.47        .29
                                           --------   --------   --------   --------   --------   --------
Total from operations...................      (1.60)      3.67       3.77        .52       3.86        .76
                                           --------   --------   --------   --------   --------   --------

Distributions to shareholders:
  From investment income - net..........       (.19)      (.37)      (.29)      (.41)      (.41)      (.47)
  From net realized gains on
    investments.........................      (1.24)     (3.03)     (1.96)     (2.18)      (.95)      (.32)
  Excess distributions of net realized
    gains...............................         --         --         --         --         --       (.01)
                                           --------   --------   --------   --------   --------   --------
Total distributions to shareholders.....      (1.43)     (3.40)     (2.25)     (2.59)     (1.36)      (.80)
                                           --------   --------   --------   --------   --------   --------
Net asset value, end of period..........   $  15.67   $  18.70   $  18.43   $  16.91   $  18.98   $  16.48
                                           --------   --------   --------   --------   --------   --------
Total return @..........................      (8.73%)    21.45%     22.96%      2.71%     24.62%      4.73%
Net assets end of period (000s
  omitted)..............................   $180,797   $205,678   $177,794   $151,920   $156,734   $136,656
Ratio of expenses to average daily net
  assets................................       1.38%*     1.39%      1.42%      1.44%      1.48%      1.50%
Ratio of net investment income to
  average daily net assets..............       2.30%*     2.00%      1.60%      2.07%      2.22%      2.85%
Portfolio turnover rate.................         66%       153%       159%       104%       109%        89%

                                                                    Class B
                                           ---------------------------------------------------------
                                                             Year Ended August 31,
                                           ---------------------------------------------------------
ASSET ALLOCATION                           2001**     2000      1999      1998      1997      1996
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 18.55   $ 18.30   $ 16.80   $ 18.87   $ 16.40   $ 16.46
                                           -------   -------   -------   -------   -------   -------

Operations:
  Investment income - net...............       .14       .27       .19       .29       .27       .37
  Net realized and unrealized gain
    (loss) on investments...............     (1.78)     3.28      3.46       .13      3.47       .29
                                           -------   -------   -------   -------   -------   -------
Total from operations...................     (1.64)     3.55      3.65       .42      3.74       .66
                                           -------   -------   -------   -------   -------   -------

Distributions to shareholders:
  From investment income - net..........      (.14)     (.27)     (.19)     (.31)     (.32)     (.39)
  From net realized gains on
    investments.........................     (1.24)    (3.03)    (1.96)    (2.18)     (.95)     (.32)
  Excess distributions of net realized
    gains...............................        --        --        --        --        --      (.01)
                                           -------   -------   -------   -------   -------   -------
Total distributions to shareholders.....     (1.38)    (3.30)    (2.15)    (2.49)    (1.27)     (.72)
                                           -------   -------   -------   -------   -------   -------
Net asset value, end of period..........   $ 15.53   $ 18.55   $ 18.30   $ 16.80   $ 18.87   $ 16.40
                                           -------   -------   -------   -------   -------   -------
Total return @..........................     (9.02%)   20.84%    22.32%     2.14%    23.92%     4.12%
Net assets end of period (000s
  omitted)..............................   $25,667   $26,356   $17,408   $ 9,928   $ 7,462   $ 4,411
Ratio of expenses to average daily net
  assets................................      1.93%*    1.94%     1.97%     1.99%     2.03%     2.05%
Ratio of net investment income to
  average daily net assets..............      1.75%*    1.45%     1.05%     1.50%     1.67%     2.34%
Portfolio turnover rate.................        66%      153%      159%      104%      109%       89%

*      Annualized.
**     Six-month period ended February 28, 2001.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                  Class C
                                           ------------------------------------------------------
                                                           Year Ended August 31,
                                           ------------------------------------------------------
ASSET ALLOCATION                           2001**     2000      1999      1998     1997     1996
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 18.45   $ 18.22   $ 16.74   $18.81   $16.35   $16.41
                                           -------   -------   -------   ------   ------   ------

Operations:
  Investment income - net...............       .14       .27       .19      .29      .26      .37
  Net realized and unrealized gain
    (loss) on investments...............     (1.77)     3.26      3.44      .13     3.47      .29
                                           -------   -------   -------   ------   ------   ------
Total from operations...................     (1.63)     3.53      3.63      .42     3.73      .66
                                           -------   -------   -------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      (.14)     (.27)     (.19)    (.31)    (.32)    (.39)
  From net realized gains on
    investments.........................     (1.24)    (3.03)    (1.96)   (2.18)    (.95)    (.32)
  Excess distributions of net realized
    gains...............................        --        --        --       --       --     (.01)
                                           -------   -------   -------   ------   ------   ------
Total distributions to shareholders.....     (1.38)    (3.30)    (2.15)   (2.49)   (1.27)    (.72)
                                           -------   -------   -------   ------   ------   ------
Net asset value, end of period..........   $ 15.44   $ 18.45   $ 18.22   $16.74   $18.81   $16.35
                                           -------   -------   -------   ------   ------   ------
Total return @..........................     (9.02%)   20.81%    22.27%    2.15%   23.93%    4.13%
Net assets end of period (000s
  omitted)..............................   $12,615   $14,940   $10,259   $5,831   $4,789   $2,641
Ratio of expenses to average daily net
  assets................................      1.93%*    1.94%     1.97%    1.99%    2.03%    2.05%
Ratio of net investment income to
  average daily net assets..............      1.75%*    1.45%     1.05%    1.51%    1.67%    2.33%
Portfolio turnover rate.................        66%      153%      159%     104%     109%      89%

                                                                    Class H
                                           ---------------------------------------------------------
                                                             Year Ended August 31,
                                           ---------------------------------------------------------
ASSET ALLOCATION                           2001**     2000      1999      1998      1997      1996
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 18.53   $ 18.29   $ 16.79   $ 18.86   $ 16.39   $ 16.44
                                           -------   -------   -------   -------   -------   -------

Operations:
  Investment income - net...............       .14       .27       .19       .29       .27       .38
  Net realized and unrealized gain
    (loss) on investments...............     (1.78)     3.27      3.46       .13      3.47       .29
                                           -------   -------   -------   -------   -------   -------
Total from operations...................     (1.64)     3.54      3.65       .42      3.74       .67
                                           -------   -------   -------   -------   -------   -------

Distributions to shareholders:
  From investment income - net..........      (.14)     (.27)     (.19)     (.31)     (.32)     (.39)
  From net realized gains on
    investments.........................     (1.24)    (3.03)    (1.96)    (2.18)     (.95)     (.32)
  Excess distributions of net realized
    gains...............................        --        --        --        --        --      (.01)
                                           -------   -------   -------   -------   -------   -------
Total distributions to shareholders.....     (1.38)    (3.30)    (2.15)    (2.49)    (1.27)     (.72)
                                           -------   -------   -------   -------   -------   -------
Net asset value, end of period..........   $ 15.51   $ 18.53   $ 18.29   $ 16.79   $ 18.86   $ 16.39
                                           -------   -------   -------   -------   -------   -------
Total return @..........................     (9.03%)   20.78%    22.32%     2.15%    23.93%     4.19%
Net assets end of period (000s
  omitted)..............................   $41,772   $44,165   $34,207   $22,979   $17,142   $10,904
Ratio of expenses to average daily net
  assets................................      1.93%*    1.94%     1.97%     1.99%     2.03%     2.05%
Ratio of net investment income to
  average daily net assets..............      1.75%*    1.45%     1.05%     1.50%     1.67%     2.32%
Portfolio turnover rate.................        66%      153%      159%      104%      109%       89%

*      Annualized.
**     Six-month period ended February 28, 2001.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

(Unaudited)

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                   Class Z
                                           ------------------------
                                            Year Ended August 31,
                                           ------------------------
ASSET ALLOCATION                           2001**    2000    1999+
-------------------------------------------------------------------
Net asset value, beginning of period....   $18.71   $18.44   $19.05
                                           ------   ------   ------

Operations:
  Investment income - net...............     .23       .46      .07
  Net realized and unrealized gain
    (loss) on investments...............   (1.81)     3.30     (.68)
                                           ------   ------   ------
Total from operations...................   (1.58)     3.76     (.61)
                                           ------   ------   ------

Distributions to shareholders:
  From investment income - net..........    (.23)     (.46)      --
  From net realized gains on
    investments.........................   (1.24)    (3.03)      --
                                           ------   ------   ------
Total distributions to shareholders.....   (1.47)    (3.49)      --
                                           ------   ------   ------
Net asset value, end of period..........   $15.66   $18.71   $18.44
                                           ------   ------   ------
Total return @..........................   (8.63%)   21.99%   (3.20%)
Net assets end of period (000s
  omitted)..............................   $2,763   $2,353   $  817
Ratio of expenses to average daily net
  assets................................     .93%*     .94%     .97%*
Ratio of net investment income to
  average daily net assets..............    2.75%*    2.45%    2.05%*
Portfolio turnover rate.................      66%      153%     159%

*      Annualized.
**     Six-month period ended February 28, 2001.
+ For the period from July 27, 1999 (initial offering of shares) to August 31, 1999.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                                   Class A
                                           --------------------------------------------------------
                                                            Year Ended August 31,
                                           --------------------------------------------------------
VALUE                                      2001**     2000      1999      1998      1997     1996+
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 14.30   $ 13.28   $ 11.85   $ 13.51   $ 10.75   $10.00
                                           -------   -------   -------   -------   -------   ------

Operations:
  Investment income - net...............       .02       .01       .05       .09       .09      .05
  Net realized and unrealized gain
    (loss) on investments...............      1.33      1.94      2.73      (.30)     2.94      .70
                                           -------   -------   -------   -------   -------   ------
Total from operations...................      1.35      1.95      2.78      (.21)     3.03      .75
                                           -------   -------   -------   -------   -------   ------

Distributions to shareholders:
  From investment income - net..........      (.02)       --      (.05)     (.09)     (.06)      --
  From net realized gains on
    investments.........................     (1.32)     (.93)    (1.30)    (1.36)     (.21)      --
                                           -------   -------   -------   -------   -------   ------
Total distributions to shareholders.....     (1.34)     (.93)    (1.35)    (1.45)     (.27)      --
                                           -------   -------   -------   -------   -------   ------
Net asset value, end of period..........   $ 14.31   $ 14.30   $ 13.28   $ 11.85   $ 13.51   $10.75
                                           -------   -------   -------   -------   -------   ------
Total return @..........................     10.05%    15.76%    24.10%    (2.52%)   28.66%    7.50%
Net assets end of period (000s
  omitted)..............................   $30,741   $39,975   $34,302   $22,449   $21,855   $9,847
Ratio of expenses to average daily net
  assets................................      1.41%*    1.42%     1.48%     1.52%     1.59%    1.65%*
Ratio of net investment income to
  average daily net assets..............       .20%*     .14%      .32%      .55%      .72%     .75%*
Portfolio turnover rate.................        66%      228%      266%      260%       93%      41%

*      Annualized.
**     Six-month period ended February 28, 2001.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                 Class B
                                           ---------------------------------------------------
                                                          Year Ended August 31,
                                           ---------------------------------------------------
VALUE                                      2001**    2000     1999     1998     1997    1996+
----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $13.94   $13.06   $11.71   $13.39   $10.70   $10.00
                                           ------   ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.03)     (.08)    (.08)    (.02)    (.01)      --
  Net realized and unrealized gain
    (loss) on investments...............    1.29      1.89     2.73     (.30)    2.94      .70
                                           ------   ------   ------   ------   ------   ------
Total from operations...................    1.26      1.81     2.65     (.32)    2.93      .70
                                           ------   ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --        --       --       --     (.03)      --
  From net realized gains on
    investments.........................   (1.32)     (.93)   (1.30)   (1.36)    (.21)      --
                                           ------   ------   ------   ------   ------   ------
Total distributions to shareholders.....   (1.32)     (.93)   (1.30)   (1.36)    (.24)      --
                                           ------   ------   ------   ------   ------   ------
Net asset value, end of period..........   $13.88   $13.94   $13.06   $11.71   $13.39   $10.70
                                           ------   ------   ------   ------   ------   ------
Total return @..........................    9.67%    14.90%   23.20%   (3.33%)  27.75%    7.00%
Net assets end of period (000s
  omitted)..............................   $9,362   $7,633   $6,662   $4,794   $2,480   $  642
Ratio of expenses to average daily net
  assets................................    2.16%*    2.17%    2.23%    2.27%    2.34%    2.40%*
Ratio of net investment income to
  average daily net assets..............    (.55%)*   (.61%)   (.43%)   (.20%)   (.04%)     --
Portfolio turnover rate.................      66%      228%     266%     260%      93%      41%

                                                                 Class C
                                           ---------------------------------------------------
                                                          Year Ended August 31,
                                           ---------------------------------------------------
VALUE                                      2001**    2000     1999     1998     1997    1996+
----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $13.95   $13.07   $11.72   $13.39   $10.70   $10.00
                                           ------   ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.03)     (.08)    (.08)    (.01)    (.01)      --
  Net realized and unrealized gain
    (loss) on investments...............    1.29      1.89     2.73     (.30)    2.94      .70
                                           ------   ------   ------   ------   ------   ------
Total from operations...................    1.26      1.81     2.65     (.31)    2.93      .70
                                           ------   ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --        --       --       --     (.03)      --
  From net realized gains on
    investments.........................   (1.32)     (.93)   (1.30)   (1.36)    (.21)      --
                                           ------   ------   ------   ------   ------   ------
Total distributions to shareholders.....   (1.32)     (.93)   (1.30)   (1.36)    (.24)      --
                                           ------   ------   ------   ------   ------   ------
Net asset value, end of period..........   $13.89   $13.95   $13.07   $11.72   $13.39   $10.70
                                           ------   ------   ------   ------   ------   ------
Total return @..........................    9.66%    14.90%   23.18%   (3.24%)  27.75%    7.00%
Net assets end of period (000s
  omitted)..............................   $3,142   $2,662   $2,486   $1,991   $1,002   $  223
Ratio of expenses to average daily net
  assets................................    2.16%*    2.17%    2.23%    2.27%    2.34%    2.40%*
Ratio of net investment income to
  average daily net assets..............    (.55%)*   (.61%)   (.43%)   (.20%)   (.04%)     --
Portfolio turnover rate.................      66%      228%     266%     260%      93%      41%

*      Annualized.
**     Six-month period ended February 28, 2001.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

(Unaudited)

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                 Class H
                                           ---------------------------------------------------
                                                          Year Ended August 31,
                                           ---------------------------------------------------
VALUE                                      2001**    2000     1999     1998     1997    1996+
----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $13.95   $13.07   $11.72   $13.39   $10.70   $10.00
                                           ------   ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.03)     (.08)    (.08)    (.01)    (.01)      --
  Net realized and unrealized gain
    (loss) on investments...............    1.29      1.89     2.73     (.30)    2.94      .70
                                           ------   ------   ------   ------   ------   ------
Total from operations...................    1.26      1.81     2.65     (.31)    2.93      .70
                                           ------   ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --        --       --       --     (.03)      --
  From net realized gains on
    investments.........................   (1.32)     (.93)   (1.30)   (1.36)    (.21)      --
                                           ------   ------   ------   ------   ------   ------
Total distributions to shareholders.....   (1.32)     (.93)   (1.30)   (1.36)    (.24)      --
                                           ------   ------   ------   ------   ------   ------
Net asset value, end of period..........   $13.89   $13.95   $13.07   $11.72   $13.39   $10.70
                                           ------   ------   ------   ------   ------   ------
Total return @..........................    9.66%    14.90%   23.18%   (3.24%)  27.75%    7.00%
Net assets end of period (000s
  omitted)..............................   $9,700   $8,796   $8,045   $7,016   $4,896   $1,605
Ratio of expenses to average daily net
  assets................................    2.16%*    2.17%    2.23%    2.27%    2.34%    2.40%*
Ratio of net investment income to
  average daily net assets..............    (.55%)*   (.61%)   (.43%)   (.20%)   (.04%)     --
Portfolio turnover rate.................      66%      228%     266%     260%      93%      41%

                                                                   Class A
                                           --------------------------------------------------------
                                                            Year Ended August 31,
                                           --------------------------------------------------------
GROWTH & INCOME                            2001**     2000      1999      1998      1997     1996+
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 16.96   $ 14.83   $ 13.20   $ 13.06   $ 10.35   $10.00
                                           -------   -------   -------   -------   -------   ------

Operations:
  Investment income - net...............       .06       .08       .17       .32       .20      .07
  Net realized and unrealized gain
    (loss) on investments...............     (1.19)     2.37      2.03       .07      2.77      .34
                                           -------   -------   -------   -------   -------   ------
Total from operations...................     (1.13)     2.45      2.20       .39      2.97      .41
                                           -------   -------   -------   -------   -------   ------

Distributions to shareholders:
  From investment income - net..........      (.04)     (.07)     (.18)     (.24)     (.16)    (.06)
  From net realized gains on
    investments.........................     (1.05)     (.25)     (.39)     (.01)     (.10)      --
                                           -------   -------   -------   -------   -------   ------
Total distributions to shareholders.....     (1.09)     (.32)     (.57)     (.25)     (.26)    (.06)
                                           -------   -------   -------   -------   -------   ------
Net asset value, end of period..........   $ 14.74   $ 16.96   $ 14.83   $ 13.20   $ 13.06   $10.35
                                           -------   -------   -------   -------   -------   ------
Total return @..........................     (6.86%)   16.73%    16.84%     2.81%    29.00%    4.11%
Net assets end of period (000s
  omitted)..............................   $23,968   $25,903   $26,100   $20,994   $13,907   $3,117
Ratio of expenses to average daily net
  assets................................      1.44%*    1.45%     1.44%     1.55%     1.75%    2.33%*
Ratio of net investment income to
  average daily net assets..............       .49%*     .56%     1.18%     1.71%     1.68%    1.16%*
Portfolio turnover rate.................        49%      112%       65%       20%       15%       5%

*      Annualized.
**     Six-month period ended February 28, 2001.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                 Class B
                                           ---------------------------------------------------
                                                          Year Ended August 31,
                                           ---------------------------------------------------
GROWTH & INCOME                            2001**    2000     1999     1998     1997    1996+
----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $16.82   $14.77   $13.16   $13.03   $10.32   $10.00
                                           ------   ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.02)     (.03)     .07      .20      .11      .02
  Net realized and unrealized gain
    (loss) on investments...............   (1.16)     2.34     2.03      .07     2.77      .34
                                           ------   ------   ------   ------   ------   ------
Total from operations...................   (1.18)     2.31     2.10      .27     2.88      .36
                                           ------   ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --      (.01)    (.10)    (.13)    (.07)    (.04)
  From net realized gains on
    investments.........................   (1.05)     (.25)    (.39)    (.01)    (.10)      --
                                           ------   ------   ------   ------   ------   ------
Total distributions to shareholders.....   (1.05)     (.26)    (.49)    (.14)    (.17)    (.04)
                                           ------   ------   ------   ------   ------   ------
Net asset value, end of period..........   $14.59   $16.82   $14.77   $13.16   $13.03   $10.32
                                           ------   ------   ------   ------   ------   ------
Total return @..........................   (7.24%)   15.79%   16.08%    1.99%   28.16%    3.55%
Net assets end of period (000s
  omitted)..............................   $7,889   $8,376   $7,168   $5,159   $2,306   $  508
Ratio of expenses to average daily net
  assets................................    2.19%*    2.20%    2.19%    2.30%    2.50%    3.08%*
Ratio of net investment income to
  average daily net assets..............    (.26%)*   (.19%)    .41%     .96%     .92%     .35%*
Portfolio turnover rate.................      49%      112%      65%      20%      15%       5%

                                                                 Class C
                                           ---------------------------------------------------
                                                          Year Ended August 31,
                                           ---------------------------------------------------
GROWTH & INCOME                            2001**    2000     1999     1998     1997    1996+
----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $16.82   $14.76   $13.16   $13.03   $10.33   $10.00
                                           ------   ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.02)     (.03)     .06      .20      .10      .03
  Net realized and unrealized gain
    (loss) on investments...............   (1.16)     2.35     2.03      .07     2.77      .34
                                           ------   ------   ------   ------   ------   ------
Total from operations...................   (1.18)     2.32     2.09      .27     2.87      .37
                                           ------   ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --      (.01)    (.10)    (.13)    (.07)    (.04)
  From net realized gains on
    investments.........................   (1.05)     (.25)    (.39)    (.01)    (.10)      --
                                           ------   ------   ------   ------   ------   ------
Total distributions to shareholders.....   (1.05)     (.26)    (.49)    (.14)    (.17)    (.04)
                                           ------   ------   ------   ------   ------   ------
Net asset value, end of period..........   $14.59   $16.82   $14.76   $13.16   $13.03   $10.33
                                           ------   ------   ------   ------   ------   ------
Total return @..........................   (7.24%)   15.87%   16.00%    1.99%   28.03%    3.65%
Net assets end of period (000s
  omitted)..............................   $2,369   $2,583   $2,445   $2,217   $1,290   $  302
Ratio of expenses to average daily net
  assets................................    2.19%*    2.20%    2.19%    2.30%    2.50%    3.08%*
Ratio of net investment income to
  average daily net assets..............    (.26%)*   (.19%)    .41%     .96%     .94%     .54%*
Portfolio turnover rate.................      49%      112%      65%      20%      15%       5%

*      Annualized.
**     Six-month period ended February 28, 2001.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

(Unaudited)

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                 Class H
                                           ---------------------------------------------------
                                                          Year Ended August 31,
                                           ---------------------------------------------------
GROWTH & INCOME                            2001**    2000     1999     1998     1997    1996+
----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $16.82   $14.76   $13.16   $13.03   $10.33   $10.00
                                           ------   ------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.02)     (.03)     .06      .20      .10      .03
  Net realized and unrealized gain
    (loss) on investments...............   (1.15)     2.35     2.03      .07     2.77      .34
                                           ------   ------   ------   ------   ------   ------
Total from operations...................   (1.17)     2.32     2.09      .27     2.87      .37
                                           ------   ------   ------   ------   ------   ------

Distributions to shareholders:
  From investment income - net..........      --      (.01)    (.10)    (.13)    (.07)    (.04)
  From net realized gains on
    investments.........................   (1.05)     (.25)    (.39)    (.01)    (.10)      --
                                           ------   ------   ------   ------   ------   ------
Total distributions to shareholders.....   (1.05)     (.26)    (.49)    (.14)    (.17)    (.04)
                                           ------   ------   ------   ------   ------   ------
Net asset value, end of period..........   $14.60   $16.82   $14.76   $13.16   $13.03   $10.33
                                           ------   ------   ------   ------   ------   ------
Total return @..........................   (7.18%)   15.87%   16.00%    1.99%   28.03%    3.65%
Net assets end of period (000s
  omitted)..............................   $6,380   $7,239   $7,245   $6,306   $5,085   $1,286
Ratio of expenses to average daily net
  assets................................    2.19%*    2.20%    2.19%    2.30%    2.50%    3.08%*
Ratio of net investment income to
  average daily net assets..............    (.26%)*   (.19%)    .41%     .96%     .93%     .44%*
Portfolio turnover rate.................      49%      112%      65%      20%      15%       5%

                                                                       Class A
                                           ---------------------------------------------------------------
                                                                Year Ended August 31,
                                           ---------------------------------------------------------------
CAPITAL                                     2001**      2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  23.85   $  22.81   $  22.37   $  26.13   $  21.89   $  21.22
                                           --------   --------   --------   --------   --------   --------

Operations:
  Investment income (loss) - net........       (.02)      (.08)      (.03)      (.08)      (.08)       .04
  Net realized and unrealized gain
    (loss) on investments...............      (3.78)      6.47       6.73        .38       7.06        .67
                                           --------   --------   --------   --------   --------   --------
Total from operations...................      (3.80)      6.39       6.70        .30       6.98        .71
                                           --------   --------   --------   --------   --------   --------

Distributions to shareholders:
  From investment income - net..........         --         --         --         --       (.01)      (.04)
  From net realized gains on
    investments.........................      (3.32)     (5.35)     (6.26)     (4.06)     (2.73)        --
                                           --------   --------   --------   --------   --------   --------
Total distributions to shareholders.....      (3.32)     (5.35)     (6.26)     (4.06)     (2.74)      (.04)
                                           --------   --------   --------   --------   --------   --------
Net asset value, end of period..........   $  16.73   $  23.85   $  22.81   $  22.37   $  26.13   $  21.89
                                           --------   --------   --------   --------   --------   --------
Total return @..........................     (16.94%)    32.70%     37.88%      1.56%     34.57%      3.36%
Net assets end of period (000s
  omitted)..............................   $482,115   $615,473   $551,551   $312,582   $340,949   $277,587
Ratio of expenses to average daily net
  assets................................       1.07%*     1.07%      1.10%      1.13%      1.18%      1.21%
Ratio of net investment income to
  average daily net assets..............       (.02%)*     (.29%)     (.08%)     (.28%)     (.33%)      .17%
Portfolio turnover rate.................         67%       165%       177%        71%        43%        28%

*      Annualized.
**     Six-month period ended February 28, 2001.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                  Class B
                                           ------------------------------------------------------
                                                           Year Ended August 31,
                                           ------------------------------------------------------
CAPITAL                                    2001**     2000      1999      1998     1997     1996
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 22.27   $ 21.77   $ 21.73   $25.67   $21.69   $21.14
                                           -------   -------   -------   ------   ------   ------

Operations:
  Investment income (loss) - net........      (.12)     (.62)     (.43)    (.26)    (.35)    (.12)
  Net realized and unrealized gain
    (loss) on investments...............     (3.47)     6.47      6.73      .38     7.06      .67
                                           -------   -------   -------   ------   ------   ------
Total from operations...................     (3.59)     5.85      6.30      .12     6.71      .55
                                           -------   -------   -------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (3.32)    (5.35)    (6.26)   (4.06)   (2.73)      --
                                           -------   -------   -------   ------   ------   ------
Net asset value, end of period..........   $ 15.36   $ 22.27   $ 21.77   $21.73   $25.67   $21.69
                                           -------   -------   -------   ------   ------   ------
Total return @..........................    (17.23%)   31.59%    36.94%     .80%   33.55%    2.60%
Net assets end of period (000s
  omitted)..............................   $32,932   $38,264   $24,847   $9,339   $7,284   $4,097
Ratio of expenses to average daily net
  assets................................      1.82%*    1.82%     1.85%    1.88%    1.93%    1.96%
Ratio of net investment income to
  average daily net assets..............      (.77%)*   (1.04%)    (.83%)  (1.03%)  (1.08%)   (.60%)
Portfolio turnover rate.................        67%      165%      177%      71%      43%      28%

                                                                 Class C
                                           ----------------------------------------------------
                                                          Year Ended August 31,
                                           ----------------------------------------------------
CAPITAL                                    2001**    2000      1999     1998     1997     1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $22.27   $ 21.76   $21.73   $25.68   $21.68   $21.13
                                           ------   -------   ------   ------   ------   ------

Operations:
  Investment income (loss) - net........    (.12)      (.62)    (.44)    (.27)    (.33)    (.12)
  Net realized and unrealized gain
    (loss) on investments...............   (3.47)      6.48     6.73      .38     7.06      .67
                                           ------   -------   ------   ------   ------   ------
Total from operations...................   (3.59)      5.86     6.29      .11     6.73      .55
                                           ------   -------   ------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................   (3.32)     (5.35)   (6.26)   (4.06)   (2.73)      --
                                           ------   -------   ------   ------   ------   ------
Net asset value, end of period..........   $15.36   $ 22.27   $21.76   $21.73   $25.68   $21.68
                                           ------   -------   ------   ------   ------   ------
Total return @..........................   (17.23%)   31.66%   36.87%     .76%   33.68%    2.60%
Net assets end of period (000s
  omitted)..............................   $8,956   $10,932   $5,715   $2,453   $1,432   $  824
Ratio of expenses to average daily net
  assets................................    1.82%*     1.82%    1.85%    1.88%    1.93%    1.96%
Ratio of net investment income to
  average daily net assets..............    (.77%)*   (1.04%)   (.83%)  (1.03%)  (1.08%)   (.60%)
Portfolio turnover rate.................      67%       165%     177%      71%      43%      28%

*      Annualized.
**     Six-month period ended February 28, 2001.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

(Unaudited)

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                   Class H
                                           --------------------------------------------------------
                                                            Year Ended August 31,
                                           --------------------------------------------------------
CAPITAL                                    2001**     2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 22.30   $ 21.78   $ 21.74   $ 25.68   $ 21.69   $21.14
                                           -------   -------   -------   -------   -------   ------

Operations:
  Investment income (loss) - net........      (.13)     (.62)     (.43)     (.26)     (.34)    (.12)
  Net realized and unrealized gain
    (loss) on investments...............     (3.47)     6.49      6.73       .38      7.06      .67
                                           -------   -------   -------   -------   -------   ------
Total from operations...................     (3.60)     5.87      6.30       .12      6.72      .55
                                           -------   -------   -------   -------   -------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (3.32)    (5.35)    (6.26)    (4.06)    (2.73)      --
                                           -------   -------   -------   -------   -------   ------
Net asset value, end of period..........   $ 15.38   $ 22.30   $ 21.78   $ 21.74   $ 25.68   $21.69
                                           -------   -------   -------   -------   -------   ------
Total return @..........................    (17.25%)   31.68%    36.91%      .80%    33.61%    2.60%
Net assets end of period (000s
  omitted)..............................   $46,744   $56,771   $40,760   $16,987   $14,468   $8,052
Ratio of expenses to average daily net
  assets................................      1.82%*    1.82%     1.85%     1.88%     1.93%    1.96%
Ratio of net investment income to
  average daily net assets..............      (.77%)*   (1.04%)    (.83%)   (1.03%)   (1.06%)   (.60%)
Portfolio turnover rate.................        67%      165%      177%       71%       43%      28%

                                                                        Class A
                                           -----------------------------------------------------------------
                                                                 Year Ended August 31,
                                           -----------------------------------------------------------------
GROWTH                                      2001**       2000        1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  45.45   $    30.80   $  29.78   $  37.32   $  32.14   $  32.66
                                           --------   ----------   --------   --------   --------   --------

Operations:
  Investment loss - net.................       (.06)        (.20)      (.13)      (.11)      (.16)      (.11)
  Net realized and unrealized gain
    (loss) on investments...............     (12.16)       21.70      10.72      (3.59)      8.41       1.30
                                           --------   ----------   --------   --------   --------   --------
Total from operations...................     (12.22)       21.50      10.59      (3.70)      8.25       1.19
                                           --------   ----------   --------   --------   --------   --------

Distributions to shareholders:
  From net realized gains on
    investments.........................      (8.55)       (6.85)     (9.57)     (3.84)     (3.07)     (1.71)
                                           --------   ----------   --------   --------   --------   --------
Net asset value, end of period..........   $  24.68   $    45.45   $  30.80   $  29.78   $  37.32   $  32.14
                                           --------   ----------   --------   --------   --------   --------
Total return @..........................     (29.73%)      82.06%     40.00%    (10.59%)    27.01%      4.09%
Net assets end of period (000s
  omitted)..............................   $823,744   $1,203,376   $734,282   $581,819   $734,654   $641,061
Ratio of expenses to average daily net
  assets................................       1.03%*       1.04%      1.06%      1.05%      1.07%      1.09%
Ratio of net investment income to
  average daily net assets..............       (.35%)*       (.54%)     (.44%)     (.29%)     (.45%)     (.33%)
Portfolio turnover rate.................         55%         140%       166%        61%        28%        32%

*      Annualized.
**     Six-month period ended February 28, 2001.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                   Class B
                                           --------------------------------------------------------
                                                            Year Ended August 31,
                                           --------------------------------------------------------
GROWTH                                     2001**     2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 42.31   $ 29.26   $ 28.85   $ 36.53   $ 31.75   $32.48
                                           -------   -------   -------   -------   -------   ------

Operations:
  Investment loss - net.................      (.37)     (.30)     (.74)     (.25)     (.56)    (.32)
  Net realized and unrealized gain
    (loss) on investments...............    (11.02)    20.20     10.72     (3.59)     8.41     1.30
                                           -------   -------   -------   -------   -------   ------
Total from operations...................    (11.39)    19.90      9.98     (3.84)     7.85      .98
                                           -------   -------   -------   -------   -------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (8.55)    (6.85)    (9.57)    (3.84)    (3.07)   (1.71)
                                           -------   -------   -------   -------   -------   ------
Net asset value, end of period..........   $ 22.37   $ 42.31   $ 29.26   $ 28.85   $ 36.53   $31.75
                                           -------   -------   -------   -------   -------   ------
Total return @..........................    (30.01%)   80.70%    38.98%   (11.25%)   26.02%    3.45%
Net assets end of period (000s
  omitted)..............................   $33,828   $43,250   $20,236   $12,417   $12,149   $6,710
Ratio of expenses to average daily net
  assets................................      1.78%*    1.79%     1.81%     1.80%     1.82%    1.84%
Ratio of net investment income to
  average daily net assets..............     (1.10%)*   (1.29%)   (1.19%)   (1.04%)   (1.19%)  (1.07%)
Portfolio turnover rate.................        55%      140%      166%       61%       28%      32%

                                                                  Class C
                                           ------------------------------------------------------
                                                           Year Ended August 31,
                                           ------------------------------------------------------
GROWTH                                     2001**     2000      1999     1998      1997     1996
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 42.32   $ 29.26   $28.85   $ 36.52   $31.75   $32.49
                                           -------   -------   ------   -------   ------   ------

Operations:
  Investment loss - net.................      (.36)     (.30)    (.74)     (.24)    (.57)    (.33)
  Net realized and unrealized gain
    (loss) on investments...............    (11.03)    20.21    10.72     (3.59)    8.41     1.30
                                           -------   -------   ------   -------   ------   ------
Total from operations...................    (11.39)    19.91     9.98     (3.83)    7.84      .97
                                           -------   -------   ------   -------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (8.55)    (6.85)   (9.57)    (3.84)   (3.07)   (1.71)
                                           -------   -------   ------   -------   ------   ------
Net asset value, end of period..........   $ 22.38   $ 42.32   $29.26   $ 28.85   $36.52   $31.75
                                           -------   -------   ------   -------   ------   ------
Total return @..........................    (30.00%)   80.74%   38.98%   (11.22%)  25.98%    3.41%
Net assets end of period (000s
  omitted)..............................   $ 8,169   $10,352   $4,629   $ 2,738   $2,367   $1,077
Ratio of expenses to average daily net
  assets................................      1.78%*    1.79%    1.81%     1.80%    1.82%    1.84%
Ratio of net investment income to
  average daily net assets..............     (1.10%)*   (1.29%)  (1.19%)   (1.04%)  (1.19%)  (1.07%)
Portfolio turnover rate.................        55%      140%     166%       61%      28%      32%

*      Annualized.
**     Six-month period ended February 28, 2001.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

(Unaudited)

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                    Class H
                                           ---------------------------------------------------------
                                                             Year Ended August 31,
                                           ---------------------------------------------------------
GROWTH                                     2001**     2000      1999      1998      1997      1996
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 42.35   $ 29.28   $ 28.86   $ 36.54   $ 31.75   $ 32.49
                                           -------   -------   -------   -------   -------   -------

Operations:
  Investment loss - net.................      (.36)     (.30)     (.73)     (.25)     (.55)     (.33)
  Net realized and unrealized gain
    (loss) on investments...............    (11.04)    20.22     10.72     (3.59)     8.41      1.30
                                           -------   -------   -------   -------   -------   -------
Total from operations...................    (11.40)    19.92      9.99     (3.84)     7.86       .97
                                           -------   -------   -------   -------   -------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (8.55)    (6.85)    (9.57)    (3.84)    (3.07)    (1.71)
                                           -------   -------   -------   -------   -------   -------
Net asset value, end of period..........   $ 22.40   $ 42.35   $ 29.28   $ 28.86   $ 36.54   $ 31.75
                                           -------   -------   -------   -------   -------   -------
Total return @..........................    (30.01%)   80.72%    39.00%   (11.25%)   26.05%     3.41%
Net assets end of period (000s
  omitted)..............................   $70,267   $97,410   $50,547   $34,453   $34,941   $21,176
Ratio of expenses to average daily net
  assets................................      1.78%*    1.79%     1.81%     1.80%     1.82%     1.84%
Ratio of net investment income to
  average daily net assets..............     (1.10%)*   (1.29%)   (1.19%)   (1.04%)   (1.19%)   (1.07%)
Portfolio turnover rate.................        55%      140%      166%       61%       28%       32%

                                                                      Class Z
                                           -------------------------------------------------------------
                                                               Year Ended August 31,
                                           -------------------------------------------------------------
GROWTH                                      2001**      2000       1999      1998       1997     1996++
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  46.35   $  31.23   $  30.00   $ 37.47   $  32.18   $ 31.61
                                           --------   --------   --------   -------   --------   -------

Operations:
  Investment loss - net.................       (.01)      (.16)      (.06)     (.04)      (.05)       --
  Net realized and unrealized gain
    (loss) on investments...............     (12.44)     22.13      10.86     (3.59)      8.41       .57
                                           --------   --------   --------   -------   --------   -------
Total from operations...................     (12.45)     21.97      10.80     (3.63)      8.36       .57
                                           --------   --------   --------   -------   --------   -------

Distributions to shareholders:
  From net realized gains on
    investments.........................      (8.55)     (6.85)     (9.57)    (3.84)     (3.07)       --
                                           --------   --------   --------   -------   --------   -------
Net asset value, end of period..........   $  25.35   $  46.35   $  31.23   $ 30.00   $  37.47   $ 32.18
                                           --------   --------   --------   -------   --------   -------
Total return @..........................     (29.63%)    82.51%     40.49%   (10.34%)    27.34%     1.80%
Net assets end of period (000s
  omitted)..............................   $146,733   $231,410   $119,548   $95,370   $112,356   $93,006
Ratio of expenses to average daily net
  assets................................        .78%*      .79%       .81%      .80%       .82%      .84%*
Ratio of net investment income to
  average daily net assets..............       (.10%)*     (.29%)     (.19%)    (.04%)     (.20%)     .01%*
Portfolio turnover rate.................         55%       140%       166%       61%        28%       32%

*      Annualized.
**     Six-month period ended February 28, 2001.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
++ For the period from March 1, 1996 (commencement of operations) to August 31, 1996.

--------------------------------------------------------------------------------

                                                                      Class A
                                           --------------------------------------------------------------
                                                               Year Ended August 31,
                                           --------------------------------------------------------------
CAPITAL APPRECIATION                        2001**      2000       1999      1998       1997       1996
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  60.44   $  36.04   $  26.42   $ 30.60   $  34.76   $  30.67
                                           --------   --------   --------   -------   --------   --------

Operations:
  Investment loss - net.................       (.07)      (.44)      (.30)     (.35)      (.26)      (.29)
  Net realized and unrealized gain
    (loss) on investments...............     (23.13)     35.42      18.42     (3.83)     (2.45)      4.61
                                           --------   --------   --------   -------   --------   --------
Total from operations...................     (23.20)     34.98      18.12     (4.18)     (2.71)      4.32
                                           --------   --------   --------   -------   --------   --------

Distributions to shareholders:
  From net realized gains on
    investments.........................     (12.99)    (10.58)     (8.50)       --      (1.18)      (.23)
  Tax return of capital.................         --         --         --        --       (.27)        --
                                           --------   --------   --------   -------   --------   --------
Total distributions to shareholders.....     (12.99)    (10.58)     (8.50)       --      (1.45)      (.23)
                                           --------   --------   --------   -------   --------   --------
Net asset value, end of period..........   $  24.25   $  60.44   $  36.04   $ 26.42   $  30.60   $  34.76
                                           --------   --------   --------   -------   --------   --------
Total return @..........................     (43.60%)   115.84%     80.27%   (13.66%)    (7.89%)    14.21%
Net assets end of period (000s
  omitted)..............................   $166,154   $314,326   $147,346   $79,813   $105,422   $114,310
Ratio of expenses to average daily net
  assets................................       1.35%*     1.35%      1.50%     1.52%      1.55%      1.56%
Ratio of net investment income to
  average daily net assets..............       (.35%)*     (.94%)    (1.08%)    (.97%)     (.84%)     (.96%)
Portfolio turnover rate.................         41%       212%       271%       47%        25%        34%

                                                                  Class B
                                           ------------------------------------------------------
                                                           Year Ended August 31,
                                           ------------------------------------------------------
CAPITAL APPRECIATION                       2001**     2000      1999      1998     1997     1996
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 57.66   $ 34.91   $ 25.90   $30.16   $34.46   $30.57
                                           -------   -------   -------   ------   ------   ------

Operations:
  Investment loss - net.................      (.48)     (.47)     (.91)    (.43)    (.40)    (.49)
  Net realized and unrealized gain
    (loss) on investments...............    (21.57)    33.80     18.42    (3.83)   (2.45)    4.61
                                           -------   -------   -------   ------   ------   ------
Total from operations...................    (22.05)    33.33     17.51    (4.26)   (2.85)    4.12
                                           -------   -------   -------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (12.99)   (10.58)    (8.50)      --    (1.18)    (.23)
  Tax return of capital.................        --        --        --       --     (.27)      --
                                           -------   -------   -------   ------   ------   ------
Total distributions to shareholders.....    (12.99)   (10.58)    (8.50)      --    (1.45)    (.23)
                                           -------   -------   -------   ------   ------   ------
Net asset value, end of period..........   $ 22.62   $ 57.66   $ 34.91   $25.90   $30.16   $34.46
                                           -------   -------   -------   ------   ------   ------
Total Return @..........................    (43.72%)  114.66%    79.35%  (14.12%)  (8.38%)  13.60%
Net assets end of period (000s
  omitted)..............................   $23,535   $38,246   $11,426   $5,849   $6,561   $4,522
Ratio of expenses to average daily net
  assets................................      1.90%*    1.90%     2.05%    2.07%    2.10%    2.11%
Ratio of net investment income to
  average daily net assets..............      (.90%)*   (1.49%)   (1.63%)  (1.52%)  (1.39%)  (1.47%)
Portfolio turnover rate.................        41%      212%      271%      47%      25%      34%

*      Annualized.
**     Six-month period ended February 28, 2001.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

(Unaudited)

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                 Class C
                                           ----------------------------------------------------
                                                          Year Ended August 31,
                                           ----------------------------------------------------
CAPITAL APPRECIATION                       2001**    2000      1999     1998     1997     1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $57.71   $ 34.94   $25.92   $30.18   $34.48   $30.58
                                           ------   -------   ------   ------   ------   ------

Operations:
  Investment loss - net.................    (.49)      (.47)    (.90)    (.43)    (.40)    (.48)
  Net realized and unrealized gain
    (loss) on investments...............   (21.59)    33.82    18.42    (3.83)   (2.45)    4.61
                                           ------   -------   ------   ------   ------   ------
Total from operations...................   (22.08)    33.35    17.52    (4.26)   (2.85)    4.13
                                           ------   -------   ------   ------   ------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................   (12.99)   (10.58)   (8.50)      --    (1.18)    (.23)
  Tax return of capital.................      --         --       --       --     (.27)      --
                                           ------   -------   ------   ------   ------   ------
Total distributions to shareholders.....   (12.99)   (10.58)   (8.50)      --    (1.45)    (.23)
                                           ------   -------   ------   ------   ------   ------
Net asset value, end of period..........   $22.64   $ 57.71   $34.94   $25.92   $30.18   $34.48
                                           ------   -------   ------   ------   ------   ------
Total Return @..........................   (43.74%)  114.60%   79.33%  (14.12%)  (8.38%)  13.62%
Net assets end of period (000s
  omitted)..............................   $8,765   $14,300   $3,612   $1,794   $1,875   $1,004
Ratio of expenses to average daily net
  assets................................    1.90%*     1.90%    2.05%    2.07%    2.10%    2.11%
Ratio of net investment income to
  average daily net assets..............    (.90%)*   (1.49%)  (1.63%)  (1.52%)  (1.39%)  (1.46%)
Portfolio turnover rate.................      41%       212%     271%      47%      25%      34%

                                                                   Class H
                                           --------------------------------------------------------
                                                            Year Ended August 31,
                                           --------------------------------------------------------
CAPITAL APPRECIATION                       2001**     2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 57.72   $ 34.94   $ 25.92   $ 30.18   $ 34.48   $30.58
                                           -------   -------   -------   -------   -------   ------

Operations:
  Investment loss - net.................      (.50)     (.47)     (.90)     (.43)     (.40)    (.48)
  Net realized and unrealized gain
    (loss) on investments...............    (21.59)    33.83     18.42     (3.83)    (2.45)    4.61
                                           -------   -------   -------   -------   -------   ------
Total from operations...................    (22.09)    33.36     17.52     (4.26)    (2.85)    4.13
                                           -------   -------   -------   -------   -------   ------

Distributions to shareholders:
  From net realized gains on
    investments.........................    (12.99)   (10.58)    (8.50)       --     (1.18)    (.23)
  Tax return of capital.................        --        --        --        --      (.27)      --
                                           -------   -------   -------   -------   -------   ------
Total distributions to shareholders.....    (12.99)   (10.58)    (8.50)       --     (1.45)    (.23)
                                           -------   -------   -------   -------   -------   ------
Net asset value, end of period..........   $ 22.64   $ 57.72   $ 34.94   $ 25.92   $ 30.18   $34.48
                                           -------   -------   -------   -------   -------   ------
Total Return @..........................    (43.75%)  114.64%    79.33%   (14.12%)   (8.38%)  13.62%
Net assets end of period (000s
  omitted)..............................   $30,065   $50,558   $20,755   $11,933   $13,379   $9,575
Ratio of expenses to average daily net
  assets................................      1.90%*    1.90%     2.05%     2.07%     2.10%    2.11%
Ratio of net investment income to
  average daily net assets..............      (.90%)*   (1.49%)   (1.63%)   (1.52%)   (1.39%)  (1.46%)
Portfolio turnover rate.................        41%      212%      271%       47%       25%      34%

*      Annualized.
**     Six-month period ended February 28, 2001.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS:

At a special meeting of shareholders of Fortis Growth Fund held on September 14, 2000, the following individuals were elected as directors: Richard W. Cutting, Allen B. Freedman, Dr. Robert M. Gavin, Jean L. King, Dean C. Kopperud, Phillip
O. Peterson, Robb L. Prince, Leonard J. Santow, Noel F. Schenker, Dr. Lemma W. Senbet and Joseph M. Wilker.

Shareholders also approved the elimination or modification of certain fundamental investment policies and ratified KPMG LLP as independent public accountants for Fortis Growth Fund.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Phillip O. Peterson        MUTUAL FUND INDUSTRY CONSULTANT;
                                           PARTNER OF KPMG LLP, THROUGH JUNE
                                           1999
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel F. Schenker           MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Dr. Lemma W. Senbet        CONSULTANT, INTERNATIONAL FINANCIAL
                                           INSTITUTIONS, THE WILLIAM E. MAYER
                                           PROFESSOR OF FINANCE AND CHAIR,
                                           FINANCE DEPARTMENT, UNIVERSITY OF
                                           MARYLAND, COLLEGE PARK, MD
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       Wells Fargo Bank Minnesota N.A.
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

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                  FORTIS

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                                         UNDERWRITTEN AND DISTRIBUTED THROUGH
                                         Woodbury Financial Services, Inc.
                                         Member NASD, SIPC
                                         P.O. Box 64284, St. Paul, MN 55164-0284

                                         INVESTMENT MANAGER
                                         Hartford Investment Financial
                                         Services Company, HIFSCO
                                         P.O. Box 2999, Hartford, CT 06104-2999

                                         INVESTMENT SUBADVISERS
                                         Hartford Investment Management
                                         Company, HIMCO
                                         P.O. Box 2999, Hartford, CT 06104-2999

                                         Wellington Management Company, LLP
                                         75 State Street, Boston, MA 02109


WOODBURY FINANCIAL SERVICES                            ----------------------
P.O. Box 64284                                               PRESORTED
St. Paul, MN 55164-0284                                       STANDARD
                                                            U.S. Postage
Fortis stock funds                                              PAID
                                                           Permit No. 3794
                                                           Minneapolis, MN
                                                       ----------------------





-C- 5/01 Hartford Investment Financial Services
Company. The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

98356 4/01